UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537
                                   ---------

                            FRANKLIN CUSTODIAN FUNDS
                            ------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 9/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                    (GRAPHIC)

SEPTEMBER 30, 2008

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

ANNUAL REPORT AND SHAREHOLDER LETTER

                                    FRANKLIN
                                 CUSTODIAN FUNDS

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

                         Not part of the annual report

Contents

CEO'S MESSAGE ............................................................     1
ANNUAL REPORT
Economic and Market Overview .............................................     4
Franklin DynaTech Fund ...................................................     6
Franklin Growth Fund .....................................................    16
Franklin Income Fund .....................................................    25
Franklin U.S. Government Securities Fund .................................    39
Franklin Utilities Fund ..................................................    50
Financial Highlights and Statements of Investments .......................    59
Financial Statements .....................................................   107
Notes to Financial Statements ............................................   116
Report of Independent Registered Public Accounting Firm ..................   135
Tax Designation ..........................................................   136
Board Members and Officers ...............................................   137
Shareholder Information ..................................................   142

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin Custodian Funds covers the year ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or

Sign up for EDELIVERY of your Shareholder Report

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often....
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks.... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report
volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin Custodian Funds, the portfolio managers discuss market conditions, investment decisions and Fund performance during the year ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.)  Source: Standard & Poor's press release, 10/6/08.


                        Not part of the annual report | 3

Annual Report

Economic and Market Overview

For the year ended September 30, 2008, the decelerating U.S. economy contended with a staggering financial markets crisis amid a wave of government interventions and emergency funding. In addition, high oil prices, the worst housing market contraction in decades, a severe credit crunch and rising joblessness weighed on the economy. Economic growth, as measured by gross domestic product (GDP), reported a -0.2% annualized rate for the fourth quarter of 2007. GDP edged up to 0.9% annualized in the first quarter of 2008 and improved at a 2.8% annualized pace in the second quarter, based largely on strong exports and government spending. However, GDP fell an estimated annualized 0.3% in 2008's third quarter as the subprime financial crisis deepened and spread into all aspects of the economy. The U.S. dollar declined for much of the 12 months compared with most foreign currencies, which contributed to increased export demand and aided the manufacturing sector. The greenback then rallied toward period-end, breaking a six-year downward trend as commodity prices fell, inflationary concerns abated and global economic growth began to subside. Supports to the economy included an inventory buildup, expanding government spending and a boost to household finances from a fiscal stimulus package. Although tax rebate checks lifted spending temporarily, retail sales remained weak and new vehicle sales hit a 15-year low.

The U.S. labor market contracted and the unemployment rate rose from 4.7% at the beginning of the period to 6.1% in September, the highest level since September 2003.(1) Volatile oil prices soared to an all-time trading high of $145 per barrel in July 2008 but eased to $101 by period-end. Many other commodity prices -- including those for coal, natural gas, precious metals, raw materials and agricultural commodities -- also neared or surpassed all-time highs due to increased worldwide demand and investors seeking alternatives to shaky stocks and corporate bonds. These prices plummeted through much of third quarter 2008 as global demand and speculative buying subsided. For the 12 months ended September 30, 2008, inflation as measured by the core Consumer Price Index
(CPI), which excludes food and energy costs, rose 2.5%; this was higher than its 2.2% 10-year average rate.(1)

(1.) Source: Bureau of Labor Statistics.


                                4 | Annual Report

Seeking to stimulate the sagging economy without stoking inflation, the Federal Reserve Board (Fed) made six cuts to its key federal funds target rate during the period, lowering it 275 basis points, from 4.75% to a four-year low of 2.00%. In this uncertain environment, LIBOR (London Interbank Offered Rate), the interest rate that banks charge each other for loans, jumped to record highs. Fixed income spreads generally widened relative to Treasury yields over the period as investors sought the relative safety of short- and intermediate-term U.S. Treasury securities. Treasury yields declined and the yield curve steepened as short-term, two- and five-year yields declined significantly, with the two-year bill yielding 2.00% at the end of September, down from 3.97% a year earlier. Over the same period, the 10-year U.S. Treasury note yield declined from 4.59% to 3.85%.

U.S. stock markets endured high volatility and suffered losses during this challenging period. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -19.85%, the broader Standard & Poor's 500 Index (S&P 500) a -21.98% total return, and the technology-heavy NASDAQ Composite Index a -21.99% total return.(2) Consumer staples was the only sector to record positive results, while the financials, telecommunications and industrials sectors had the largest declines. In general, small-capitalization stocks performed better than large caps, and growth stocks fared better than their value counterparts.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                Annual Report | 5

Franklin DynaTech Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin DynaTech Fund covers the fiscal year ended September 30, 2008.

PERFORMANCE OVERVIEW

Franklin DynaTech Fund - Class A had a -21.36% cumulative total return for the 12 months under review. For the same period, the Fund performed better than its narrow benchmark, the NASDAQ 100 Index, which had a price-only return of -24.22%, and performed comparably to the broader Standard & Poor's 500 Index (S&P 500), which had a -21.98% total return.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

Based on our independent analysis of individual companies, we search for leading companies that we believe have a sustainable competitive advantage due to state-of-the-art and innovative products, technologies and business models. We consider such factors as a company's competitive positioning, patents, new

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The NASDAQ 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 63.


                                6 | Annual Report
products, market share, industry growth, recent operational execution and managerial strength. We use a conservative, bottom-up research process to buy and hold what we consider to be undervalued companies.

MANAGER'S DISCUSSION

During this challenging year, many Fund holdings declined in value and hurt Fund performance. These included computer processing hardware manufacturer Apple, Internet search engine Google and computer technology firm NVIDIA. Apple's share price fell late in the reporting period after investors began questioning whether consumers would continue to buy the company's high-end products amid the current global economic slowdown. Google's shares suffered largely due to decelerating advertising revenue. NVIDIA's share price declined mainly due to expectations for slowing computer and semiconductor sales, and we sold it by period-end.

The information technology sector suffered steep declines during the year under review.(2) Within the sector, the semiconductors and semiconductor equipment industry, including Intel and Varian Semiconductor Equipment, hurt performance on an absolute basis during the period. The industry can be sensitive to economic changes, and this poor performance reflected slow growth in the current global economic downturn. Most of the industries in this sector, such as Internet software and services, software, and communications equipment, also weighed on the Fund's performance.

One of the most significant contributors to Fund performance during the year under review was global retail electronic payments network operator Visa, whose initial public offering in March was the largest ever recorded. Other major contributors to performance included biotechnology giant Genentech, whose shares shot up in price after drugmaker Roche offered to buy full control of the company, and drug manufacturer Millennium Pharmaceuticals, whose share price increased after it agreed to be acquired by Takeda Pharmaceuticals. These companies led biotechnology to boost Fund performance from an industry perspective. We no longer held Millennium Pharmaceuticals by period-end.

PORTFOLIO BREAKDOWN

Franklin DynaTech Fund
Based on Total Net Assets as of 9/30/08

                              (PERFORMANCE GRAPH)

Software                                         15.8%
Biotechnology                                    12.2%
Computers & Peripherals                           7.6%
Health Care Equipment & Supplies                  7.3%
Semiconductors & Semiconductor Equipment          6.4%
Communications Equipment                          5.5%
Internet Software & Services                      5.5%
Pharmaceuticals                                   5.4%
Chemicals                                         4.7%
Communications Equipment                          4.6%
IT Services                                       4.5%
Energy Equipment & Services                       4.5%
Life Sciences Tools & Services                    3.7%
Electronic Equipment, Instruments & Components    2.2%
Other                                            10.0%
Short-Term Investments & Other Net Assets         5.6%

(2.) The information technology sector comprises communications equipment;
     computers and peripherals; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI.


                               Annual Report | 7

TOP 10 HOLDINGS

Franklin DynaTech Fund
9/30/08

COMPANY                             % OF TOTAL
SECTOR/INDUSTRY                     NET ASSETS
---------------                     ----------
Genentech Inc.                         4.9%
   BIOTECHNOLOGY
Intel Corp.                            4.6%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT
Apple Inc.                             4.1%
   COMPUTERS & PERIPHERALS
Google Inc., A                         3.6%
   INTERNET SOFTWARE & SERVICES
Hewlett-Packard Co.                    3.5%
   COMPUTERS & PERIPHERALS
Visa Inc., A                           3.4%
   IT SERVICES
Adobe Systems Inc.                     3.0%
   SOFTWARE
Gilead Sciences Inc.                   3.0%
   BIOTECHNOLOGY
Sigma-Aldrich Corp.                    2.9%
   CHEMICALS
Celgene Corp.                          2.8%
   BIOTECHNOLOGY

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

(PHOTO OF RUPERT H. JOHNSON)


/s/ Rupert H. Johnson
Rupert H. Johnson, Jr.


(PHOTO OF MATTHEW J. MOBERG)


/s/ Matthew J. Moberg
Matthew J. Moberg, CPA
Portfolio Management Team
Franklin DynaTech Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 9/30/08

FRANKLIN DYNATECH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKDNX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$7.46    $24.87    $32.33
DISTRIBUTIONS (10/1/07-9/30/08)
Long-Term Capital Gain            $0.7062

CLASS B (SYMBOL: FDNBX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$7.30    $23.48    $30.78
DISTRIBUTIONS (10/1/07-9/30/08)
Long-Term Capital Gain            $0.7062

CLASS C (SYMBOL: FDYNX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$7.23    $23.23    $30.46
DISTRIBUTIONS (10/1/07-9/30/08)
Long-Term Capital Gain            $0.7062

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   9/30/08   5/15/08
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       -$6.50    $24.90    $31.40


                               Annual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR    10-YEAR
-------                                         ------   -------   ---------
Cumulative Total Return(1)                      -21.36%   +26.05%    +52.12%
Average Annual Total Return(2)                  -25.88%    +3.51%     +3.67%
Value of $10,000 Investment(3)                  $7,412   $11,880    $14,336
   Total Annual Operating Expenses(4)   0.99%

                                                                   INCEPTION
CLASS B                                         1-YEAR    5-YEAR    (2/1/00)
-------                                         ------   -------   ---------
Cumulative Total Return(1)                      -21.96%   +21.31%   -11.37%
Average Annual Total Return(2)                  -25.01%    +3.59%    -1.38%
Value of $10,000 Investment(3)                  $7,499   $11,931    $8,863
   Total Annual Operating Expenses(4)   1.75%

CLASS C                                         1-YEAR    5-YEAR    10-YEAR
-------                                         ------   -------   ---------
Cumulative Total Return(1)                      -21.93%   +21.39%    +41.21%
Average Annual Total Return(2)                  -22.69%    +3.95%     +3.51%
Value of $10,000 Investment(3)                  $7,731   $12,139    $14,121
   Total Annual Operating Expenses(4)   1.74%

ADVISOR CLASS(5)                                1-YEAR    5-YEAR    10-YEAR
----------------                                ------   -------   ---------
Cumulative Total Return(1)                      -21.27%   +26.20%    +52.30%
Average Annual Total Return(2)                  -21.27%    +4.76%     +4.30%
Value of $10,000 Investment(3)                  $7,873   $12,620    $15,230
   Total Annual Operating Expenses(4)   0.75%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The indexes are unmanaged. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN DYNATECH   S&P 500   NASDAQ 100
   DATE        FUND - CLASS A     INDEX      INDEX
----------   -----------------   -------   ----------
 10/1/1998        $ 9,424        $10,000     $10,000
10/31/1998        $ 9,683        $10,813     $10,409
11/30/1998        $10,280        $11,469     $11,579
12/31/1998        $10,985        $12,130     $13,646
 1/31/1999        $11,841        $12,637     $15,810
 2/28/1999        $11,295        $12,244     $14,309
 3/31/1999        $11,664        $12,734     $15,655
 4/30/1999        $11,696        $13,227     $15,878
 5/31/1999        $11,504        $12,915     $15,531
 6/30/1999        $12,092        $13,632     $17,070
 7/31/1999        $12,081        $13,206     $16,878
 8/31/1999        $12,418        $13,141     $17,814
 9/30/1999        $12,360        $12,781     $17,896
10/31/1999        $12,862        $13,589     $19,602
11/30/1999        $13,622        $13,866     $22,049
12/31/1999        $15,070        $14,682     $27,558
 1/31/2000        $15,222        $13,945     $26,534
 2/29/2000        $16,562        $13,681     $31,713
 3/31/2000        $16,731        $15,019     $32,686
 4/30/2000        $15,824        $14,567     $28,043
 5/31/2000        $15,065        $14,268     $24,706
 6/30/2000        $15,993        $14,620     $27,974
 7/31/2000        $15,710        $14,391     $26,826
 8/31/2000        $16,850        $15,285     $30,306
 9/30/2000        $15,520        $14,478     $26,538
10/31/2000        $15,124        $14,417     $24,395
11/30/2000        $13,513        $13,280     $18,629
12/31/2000        $13,226        $13,345     $17,404
 1/31/2001        $13,893        $13,819     $19,272
 2/28/2001        $12,215        $12,559     $14,183
 3/31/2001        $11,498        $11,763     $11,693
 4/30/2001        $12,248        $12,677     $13,788
 5/31/2001        $12,059        $12,762     $13,377
 6/30/2001        $11,971        $12,452     $13,622
 7/31/2001        $11,593        $12,329     $12,513
 8/31/2001        $11,121        $11,557     $10,923
 9/30/2001        $10,421        $10,624     $ 8,684
10/31/2001        $10,898        $10,827     $10,143
11/30/2001        $11,576        $11,657     $11,862
12/31/2001        $11,492        $11,759     $11,721
 1/31/2002        $11,402        $11,588     $11,521
 2/28/2002        $10,866        $11,364     $10,102
 3/31/2002        $11,199        $11,792     $10,798
 4/30/2002        $10,595        $11,077     $ 9,492
 5/31/2002        $10,460        $10,995     $ 8,981
 6/30/2002         $9,811        $10,212     $ 7,814
 7/31/2002         $9,304        $ 9,416     $ 7,151
 8/31/2002         $9,264        $ 9,478     $ 7,004
 9/30/2002         $8,667        $ 8,448     $ 6,188
10/31/2002         $9,400        $ 9,191     $ 7,355
11/30/2002         $9,981        $ 9,732     $ 8,295
12/31/2002         $9,208        $ 9,160     $ 7,316
 1/31/2003         $9,107        $ 8,920     $ 7,306
 2/28/2003         $9,197        $ 8,786     $ 7,505
 3/31/2003         $9,276        $ 8,871     $ 7,571
 4/30/2003         $9,890        $ 9,602     $ 8,221
 5/31/2003        $10,623        $10,109     $ 8,903
 6/30/2003        $10,804        $10,238     $ 8,931
 7/31/2003        $11,193        $10,418     $ 9,491
 8/31/2003        $11,605        $10,621     $ 9,968
 9/30/2003        $11,373        $10,509     $ 9,689
10/31/2003        $12,152        $11,103     $10,527
11/30/2003        $12,377        $11,201     $10,585
12/31/2003        $12,766        $11,789     $10,910
 1/31/2004        $13,042        $12,005     $11,097
 2/29/2004        $12,901        $12,172     $10,928
 3/31/2004        $12,828        $11,989     $10,691
 4/30/2004        $12,614        $11,800     $10,415
 5/31/2004        $13,127        $11,962     $10,897
 6/30/2004        $13,274        $12,194     $11,272
 7/31/2004        $12,174        $11,790     $10,408
 8/31/2004        $11,954        $11,838     $10,172
 9/30/2004        $12,411        $11,965     $10,500
10/31/2004        $12,676        $12,148     $11,050
11/30/2004        $13,245        $12,641     $11,680
12/31/2004        $13,747        $13,070     $12,049
 1/31/2005        $12,930        $12,752     $11,294
 2/28/2005        $13,099        $13,020     $11,230
 3/31/2005        $12,811        $12,789     $11,019
 4/30/2005        $12,586        $12,546     $10,560
 5/31/2005        $13,460        $12,946     $11,465
 6/30/2005        $13,324        $12,964     $11,100
 7/31/2005        $14,007        $13,446     $11,930
 8/31/2005        $14,108        $13,324     $11,756
 9/30/2005        $14,086        $13,432     $11,904
10/31/2005        $13,973        $13,208     $11,737
11/30/2005        $14,869        $13,707     $12,431
12/31/2005        $14,734        $13,712     $12,228
 1/31/2006        $15,326        $14,075     $12,715
 2/28/2006        $15,027        $14,113     $12,416
 3/31/2006        $15,123        $14,289     $12,662
 4/30/2006        $15,033        $14,481     $12,640
 5/31/2006        $14,052        $14,064     $11,740
 6/30/2006        $14,159        $14,083     $11,708
 7/31/2006        $13,719        $14,170     $11,219
 8/31/2006        $14,232        $14,507     $11,741
 9/30/2006        $14,548        $14,881     $12,294
10/31/2006        $14,886        $15,366     $12,877
11/30/2006        $15,236        $15,658     $13,313
12/31/2006        $15,123        $15,878     $13,058
 1/31/2007        $15,473        $16,118     $13,321
 2/28/2007        $15,213        $15,803     $13,093
 3/31/2007        $15,332        $15,979     $13,173
 4/30/2007        $16,048        $16,687     $13,882
 5/31/2007        $16,533        $17,269     $14,331
 6/30/2007        $16,426        $16,983     $14,375
 7/31/2007        $16,482        $16,456     $14,360
 8/31/2007        $17,046        $16,703     $14,781
 9/30/2007        $18,230        $17,327     $15,542
10/31/2007        $19,256        $17,603     $16,641
11/30/2007        $18,337        $16,867     $15,527
12/31/2007        $18,613        $16,750     $15,496
 1/31/2008        $16,129        $15,745     $13,686
 2/29/2008        $15,794        $15,234     $12,971
 3/31/2008        $16,013        $15,168     $13,244
 4/30/2008        $17,316        $15,907     $14,253
 5/31/2008        $18,008        $16,113     $15,107
 6/30/2008        $16,953        $14,754     $13,654
 7/31/2008        $16,768        $14,630     $13,743
 8/31/2008        $16,642        $14,842     $13,917
 9/30/2008        $14,336        $13,519     $11,852

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/08
-------   -------
1-Year    -25.88%
5-Year     +3.51%
10-Year    +3.67%

CLASS B (2/1/00-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN DYNATECH   S&P 500   NASDAQ 100
   DATE        FUND - CLASS B     INDEX       INDEX
----------   -----------------   -------   ----------
  2/1/2000        $10,000        $10,000     $10,000
 2/29/2000        $10,870        $ 9,811     $11,952
 3/31/2000        $10,973        $10,770     $12,319
 4/30/2000        $10,374        $10,446     $10,569
 5/31/2000        $ 9,868        $10,232     $ 9,311
 6/30/2000        $10,471        $10,484     $10,543
 7/31/2000        $10,278        $10,320     $10,110
 8/31/2000        $11,020        $10,961     $11,422
 9/30/2000        $10,146        $10,383     $10,002
10/31/2000        $ 9,879        $10,339     $ 9,194
11/30/2000        $ 8,824        $ 9,524     $ 7,021
12/31/2000        $ 8,624        $ 9,570     $ 6,559
 1/31/2001        $ 9,053        $ 9,910     $ 7,263
 2/28/2001        $ 7,958        $ 9,006     $ 5,345
 3/31/2001        $ 7,488        $ 8,436     $ 4,407
 4/30/2001        $ 7,968        $ 9,091     $ 5,196
 5/31/2001        $ 7,841        $ 9,152     $ 5,042
 6/30/2001        $ 7,779        $ 8,929     $ 5,134
 7/31/2001        $ 7,528        $ 8,842     $ 4,716
 8/31/2001        $ 7,219        $ 8,288     $ 4,117
 9/30/2001        $ 6,760        $ 7,619     $ 3,273
10/31/2001        $ 7,062        $ 7,764     $ 3,823
11/30/2001        $ 7,499        $ 8,360     $ 4,471
12/31/2001        $ 7,437        $ 8,433     $ 4,417
 1/31/2002        $ 7,378        $ 8,310     $ 4,342
 2/28/2002        $ 7,026        $ 8,150     $ 3,807
 3/31/2002        $ 7,239        $ 8,456     $ 4,069
 4/30/2002        $ 6,842        $ 7,943     $ 3,577
 5/31/2002        $ 6,751        $ 7,885     $ 3,385
 6/30/2002        $ 6,329        $ 7,323     $ 2,945
 7/31/2002        $ 5,995        $ 6,752     $ 2,695
 8/31/2002        $ 5,969        $ 6,797     $ 2,640
 9/30/2002        $ 5,576        $ 6,058     $ 2,332
10/31/2002        $ 6,046        $ 6,591     $ 2,772
11/30/2002        $ 6,413        $ 6,979     $ 3,126
12/31/2002        $ 5,917        $ 6,569     $ 2,757
 1/31/2003        $ 5,848        $ 6,397     $ 2,754
 2/28/2003        $ 5,903        $ 6,301     $ 2,828
 3/31/2003        $ 5,947        $ 6,362     $ 2,853
 4/30/2003        $ 6,340        $ 6,886     $ 3,098
 5/31/2003        $ 6,806        $ 7,249     $ 3,355
 6/30/2003        $ 6,916        $ 7,342     $ 3,366
 7/31/2003        $ 7,158        $ 7,471     $ 3,577
 8/31/2003        $ 7,419        $ 7,617     $ 3,757
 9/30/2003        $ 7,268        $ 7,536     $ 3,652
10/31/2003        $ 7,760        $ 7,963     $ 3,967
11/30/2003        $ 7,896        $ 8,033     $ 3,989
12/31/2003        $ 8,142        $ 8,454     $ 4,112
 1/31/2004        $ 8,311        $ 8,609     $ 4,182
 2/29/2004        $ 8,215        $ 8,729     $ 4,119
 3/31/2004        $ 8,164        $ 8,597     $ 4,029
 4/30/2004        $ 8,025        $ 8,462     $ 3,925
 5/31/2004        $ 8,344        $ 8,578     $ 4,107
 6/30/2004        $ 8,432        $ 8,745     $ 4,248
 7/31/2004        $ 7,727        $ 8,455     $ 3,923
 8/31/2004        $ 7,584        $ 8,489     $ 3,834
 9/30/2004        $ 7,867        $ 8,581     $ 3,957
10/31/2004        $ 8,028        $ 8,712     $ 4,164
11/30/2004        $ 8,388        $ 9,065     $ 4,402
12/31/2004        $ 8,696        $ 9,373     $ 4,541
 1/31/2005        $ 8,179        $ 9,145     $ 4,257
 2/28/2005        $ 8,278        $ 9,337     $ 4,233
 3/31/2005        $ 8,091        $ 9,171     $ 4,153
 4/30/2005        $ 7,944        $ 8,997     $ 3,980
 5/31/2005        $ 8,491        $ 9,284     $ 4,321
 6/30/2005        $ 8,399        $ 9,297     $ 4,183
 7/31/2005        $ 8,825        $ 9,643     $ 4,496
 8/31/2005        $ 8,880        $ 9,555     $ 4,431
 9/30/2005        $ 8,865        $ 9,632     $ 4,486
10/31/2005        $ 8,784        $ 9,471     $ 4,423
11/30/2005        $ 9,342        $ 9,830     $ 4,685
12/31/2005        $ 9,254        $ 9,833     $ 4,608
 1/31/2006        $ 9,621        $10,093     $ 4,792
 2/28/2006        $ 9,423        $10,121     $ 4,679
 3/31/2006        $ 9,478        $10,247     $ 4,772
 4/30/2006        $ 9,416        $10,384     $ 4,764
 5/31/2006        $ 8,795        $10,086     $ 4,425
 6/30/2006        $ 8,858        $10,099     $ 4,412
 7/31/2006        $ 8,579        $10,162     $ 4,228
 8/31/2006        $ 8,895        $10,403     $ 4,425
 9/30/2006        $ 9,085        $10,671     $ 4,633
10/31/2006        $ 9,291        $11,019     $ 4,853
11/30/2006        $ 9,504        $11,229     $ 5,017
12/31/2006        $ 9,427        $11,386     $ 4,921
 1/31/2007        $ 9,640        $11,558     $ 5,020
 2/28/2007        $ 9,471        $11,332     $ 4,935
 3/31/2007        $ 9,541        $11,459     $ 4,965
 4/30/2007        $ 9,977        $11,967     $ 5,232
 5/31/2007        $10,271        $12,384     $ 5,401
 6/30/2007        $10,201        $12,179     $ 5,418
 7/31/2007        $10,231        $11,801     $ 5,412
 8/31/2007        $10,572        $11,978     $ 5,571
 9/30/2007        $11,299        $12,426     $ 5,857
10/31/2007        $11,927        $12,624     $ 6,272
11/30/2007        $11,354        $12,096     $ 5,852
12/31/2007        $11,515        $12,012     $ 5,840
 1/31/2008        $ 9,971        $11,291     $ 5,158
 2/29/2008        $ 9,765        $10,924     $ 4,889
 3/31/2008        $ 9,900        $10,877     $ 4,991
 4/30/2008        $10,706        $11,407     $ 5,372
 5/31/2008        $11,133        $11,555     $ 5,693
 6/30/2008        $10,481        $10,581     $ 5,146
 7/31/2008        $10,367        $10,492     $ 5,180
 8/31/2008        $10,288        $10,643     $ 5,245
 9/30/2008        $ 8,863        $ 9,695     $ 4,467

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    9/30/08
-------                    -------
1-Year                     -25.01%
5-Year                      +3.59%
Since Inception (2/1/00)    -1.38%


                               Annual Report | 11

CLASS C (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN DYNATECH   S&P 500   NASDAQ 100
   DATE        FUND - CLASS C     INDEX       INDEX
----------   -----------------   -------   ----------
 10/1/1998        $10,000        $10,000     $10,000
10/31/1998        $10,268        $10,813     $10,409
11/30/1998        $10,896        $11,469     $11,579
12/31/1998        $11,634        $12,130     $13,646
 1/31/1999        $12,531        $12,637     $15,810
 2/28/1999        $11,950        $12,244     $14,309
 3/31/1999        $12,329        $12,734     $15,655
 4/30/1999        $12,358        $13,227     $15,878
 5/31/1999        $12,151        $12,915     $15,531
 6/30/1999        $12,761        $13,632     $17,070
 7/31/1999        $12,743        $13,206     $16,878
 8/31/1999        $13,089        $13,141     $17,814
 9/30/1999        $13,019        $12,781     $17,896
10/31/1999        $13,537        $13,589     $19,602
11/30/1999        $14,331        $13,866     $22,049
12/31/1999        $15,845        $14,682     $27,558
 1/31/2000        $15,996        $13,945     $26,534
 2/29/2000        $17,396        $13,681     $31,713
 3/31/2000        $17,558        $15,019     $32,686
 4/30/2000        $16,600        $14,567     $28,043
 5/31/2000        $15,787        $14,268     $24,706
 6/30/2000        $16,757        $14,620     $27,974
 7/31/2000        $16,449        $14,391     $26,826
 8/31/2000        $17,628        $15,285     $30,306
 9/30/2000        $16,229        $14,478     $26,538
10/31/2000        $15,805        $14,417     $24,395
11/30/2000        $14,115        $13,280     $18,629
12/31/2000        $13,799        $13,345     $17,404
 1/31/2001        $14,489        $13,819     $19,272
 2/28/2001        $12,732        $12,559     $14,183
 3/31/2001        $11,983        $11,763     $11,693
 4/30/2001        $12,755        $12,677     $13,788
 5/31/2001        $12,549        $12,762     $13,377
 6/30/2001        $12,449        $12,452     $13,622
 7/31/2001        $12,048        $12,329     $12,513
 8/31/2001        $11,547        $11,557     $10,923
 9/30/2001        $10,815        $10,624     $ 8,684
10/31/2001        $11,305        $10,827     $10,143
11/30/2001        $12,001        $11,657     $11,862
12/31/2001        $11,900        $11,759     $11,721
 1/31/2002        $11,805        $11,588     $11,521
 2/28/2002        $11,247        $11,364     $10,102
 3/31/2002        $11,580        $11,792     $10,798
 4/30/2002        $10,950        $11,077     $ 9,492
 5/31/2002        $10,802        $10,995     $ 8,981
 6/30/2002        $10,125        $10,212     $ 7,814
 7/31/2002        $ 9,596        $ 9,416     $ 7,151
 8/31/2002        $ 9,549        $ 9,478     $ 7,004
 9/30/2002        $ 8,925        $ 8,448     $ 6,188
10/31/2002        $ 9,679        $ 9,191     $ 7,355
11/30/2002        $10,267        $ 9,732     $ 8,295
12/31/2002        $ 9,472        $ 9,160     $ 7,316
 1/31/2003        $ 9,359        $ 8,920     $ 7,306
 2/28/2003        $ 9,448        $ 8,786     $ 7,505
 3/31/2003        $ 9,519        $ 8,871     $ 7,571
 4/30/2003        $10,149        $ 9,602     $ 8,221
 5/31/2003        $10,891        $10,109     $ 8,903
 6/30/2003        $11,069        $10,238     $ 8,931
 7/31/2003        $11,461        $10,418     $ 9,491
 8/31/2003        $11,877        $10,621     $ 9,968
 9/30/2003        $11,633        $10,509     $ 9,689
10/31/2003        $12,423        $11,103     $10,527
11/30/2003        $12,643        $11,201     $10,585
12/31/2003        $13,035        $11,789     $10,910
 1/31/2004        $13,308        $12,005     $11,097
 2/29/2004        $13,153        $12,172     $10,928
 3/31/2004        $13,070        $11,989     $10,691
 4/30/2004        $12,844        $11,800     $10,415
 5/31/2004        $13,355        $11,962     $10,897
 6/30/2004        $13,498        $12,194     $11,272
 7/31/2004        $12,369        $11,790     $10,408
 8/31/2004        $12,144        $11,838     $10,172
 9/30/2004        $12,595        $11,965     $10,500
10/31/2004        $12,856        $12,148     $11,050
11/30/2004        $13,426        $12,641     $11,680
12/31/2004        $13,919        $13,070     $12,049
 1/31/2005        $13,094        $12,752     $11,294
 2/28/2005        $13,254        $13,020     $11,230
 3/31/2005        $12,951        $12,789     $11,019
 4/30/2005        $12,714        $12,546     $10,560
 5/31/2005        $13,593        $12,946     $11,465
 6/30/2005        $13,444        $12,964     $11,100
 7/31/2005        $14,127        $13,446     $11,930
 8/31/2005        $14,216        $13,324     $11,756
 9/30/2005        $14,192        $13,432     $11,904
10/31/2005        $14,068        $13,208     $11,737
11/30/2005        $14,959        $13,707     $12,431
12/31/2005        $14,816        $13,712     $12,228
 1/31/2006        $15,398        $14,075     $12,715
 2/28/2006        $15,089        $14,113     $12,416
 3/31/2006        $15,178        $14,289     $12,662
 4/30/2006        $15,077        $14,481     $12,640
 5/31/2006        $14,086        $14,064     $11,740
 6/30/2006        $14,181        $14,083     $11,708
 7/31/2006        $13,735        $14,170     $11,219
 8/31/2006        $14,240        $14,507     $11,741
 9/30/2006        $14,549        $14,881     $12,294
10/31/2006        $14,875        $15,366     $12,877
11/30/2006        $15,214        $15,658     $13,313
12/31/2006        $15,095        $15,878     $13,058
 1/31/2007        $15,428        $16,118     $13,321
 2/28/2007        $15,166        $15,803     $13,093
 3/31/2007        $15,273        $15,979     $13,173
 4/30/2007        $15,974        $16,687     $13,882
 5/31/2007        $16,443        $17,269     $14,331
 6/30/2007        $16,330        $16,983     $14,375
 7/31/2007        $16,378        $16,456     $14,360
 8/31/2007        $16,930        $16,703     $14,781
 9/30/2007        $18,088        $17,327     $15,542
10/31/2007        $19,098        $17,603     $16,641
11/30/2007        $18,177        $16,867     $15,527
12/31/2007        $18,431        $16,750     $15,496
 1/31/2008        $15,963        $15,745     $13,686
 2/29/2008        $15,623        $15,234     $12,971
 3/31/2008        $15,830        $15,168     $13,244
 4/30/2008        $17,106        $15,907     $14,253
 5/31/2008        $17,781        $16,113     $15,107
 6/30/2008        $16,729        $14,754     $13,654
 7/31/2008        $16,535        $14,630     $13,743
 8/31/2008        $16,401        $14,842     $13,917
 9/30/2008        $14,121        $13,519     $11,852

AVERAGE ANNUAL TOTAL RETURN

CLASS C   9/30/08
-------   -------
1-Year    -22.69%
5-Year     +3.95%
10-Year    +3.51%

ADVISOR CLASS (10/1/98-9/30/08)(5)

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(5)   9/30/08
----------------   -------
1-Year             -21.27%
5-Year              +4.76%
10-Year             +4.30%


                               12 | Annual Report

ENDNOTES

THE FUND'S INVESTMENTS IN FAST-GROWING INDUSTRIES, INCLUDING THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS (WHICH HAVE HISTORICALLY BEEN VOLATILE), COULD RESULT IN INCREASED PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT AND CHANGES IN GOVERNMENT REGULATION OF COMPANIES EMPHASIZING SCIENTIFIC OR TECHNOLOGICAL ADVANCEMENT. THE FUND MAY ALSO INVEST IN SMALL-CAPITALIZATION COMPANIES, WHICH INVOLVES SPECIAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND MODEST MARKET SHARE. THE PRICES OF THESE SECURITIES CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM, AND INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:        These shares have higher annual fees and expenses than Class
                A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(5.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was -20.70%.

(6.) Source: (C) 2008 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends.


                               Annual Report | 13

Your Fund's Expenses

FRANKLIN DYNATECH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  895.20              $4.60
Hypothetical (5% return before expenses)         $1,000           $1,020.15              $4.90
CLASS B
Actual                                           $1,000           $  891.70              $8.13
Hypothetical (5% return before expenses)         $1,000           $1,016.40              $8.67
CLASS C
Actual                                           $1,000           $  892.10              $8.14
Hypothetical (5% return before expenses)         $1,000           $1,016.40              $8.67
ADVISOR CLASS
Actual (5/15/08-9/30/08)                         $1,000           $  793.00              $2.49
Hypothetical (5% return before expenses)         $1,000           $1,021.35              $3.69

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.97%; B: 1.72%; C: 1.72%; and Advisor Class:
     0.73%), multiplied by the average account value over the period, multiplied by 183/366 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 139/366 to reflect the number of days since the class's inception.


                               Annual Report | 15

Franklin Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

TOP 10 HOLDINGS

Franklin Growth Fund
9/30/08

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Genentech Inc.                             3.8%
   PHARMACEUTICALS, BIOTECHNOLOGY
   & LIFE SCIENCES
Apple Inc.                                3.4%
   TECHNOLOGY HARDWARE & EQUIPMENT
Johnson & Johnson                         3.2%
   PHARMACEUTICALS, BIOTECHNOLOGY
   & LIFE SCIENCES
General Dynamics Corp.                    3.1%
   CAPITAL GOODS
International Business Machines Corp.     2.9%
   TECHNOLOGY HARDWARE & EQUIPMENT
Northrop Grumman Corp.                    2.6%
   CAPITAL GOODS
The Boeing Co.                            2.6%
   CAPITAL GOODS
3M Co.                                    2.5%
   CAPITAL GOODS
Amgen Inc.                                2.4%
   PHARMACEUTICALS, BIOTECHNOLOGY
   & LIFE SCIENCES
Lockheed Martin Corp.                     2.3%
   CAPITAL GOODS

This annual report for Franklin Growth Fund covers the fiscal year ended September 30, 2008.

PERFORMANCE OVERVIEW

Franklin Growth Fund - Class A had a -19.59% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -21.98% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

We seek to invest in companies that have qualities such as strong management teams, financials and industry leadership. The Fund looks for opportunities in new and rapidly growing businesses and in businesses selling at depressed prices but offering favorable recovery possibilities. We analyze securities individually and buy stocks of large and small companies in our effort to maintain a solid and diversified portfolio.

MANAGER'S DISCUSSION

Franklin Growth Fund owned 115 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

In a challenging environment for stocks, several of our holdings dragged on Fund performance during the fiscal year. Within the capital goods sector, our position in major aerospace and defense company Boeing was a primary

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 71.


                               16 | Annual Report
detractor. Northrop-Grumman, another big defense contractor held by the Fund, also declined substantially. Some other capital goods holdings also declined in value, where Textron and 3M were particular disappointments. In the transportation sector, the airlines industry struggled and some airline holdings weighed on Fund performance during the period. Among the poorest performers were Continental Airlines, Texas-based AMR (the parent company of American Airlines) and U.K.-based British Airways.

During the period under review, Fund performance was largely driven by the positive returns of holdings in the pharmaceuticals, biotechnology and life sciences sector. Among these were biotech leaders Genentech and Amgen, and diversified health care products manufacturer Johnson & Johnson. Baxter International, in the health care equipment and services sector, also aided the Fund. Other key contributors included road and rail stocks in the transportation sector. Our investments in railroad transportation operators such as Union Pacific and Arkansas Best appreciated significantly during the year under review.

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF V. JERRY PALMIERI)


/s/ V. Jerry Palmieri
V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Growth Fund
Based on Total Net Assets as of 9/30/08

                              (PERFORMANCE GRAPH)

Capital Goods*                                   28.8%
Pharmaceuticals, Biotechnology & Life Sciences   20.7%
Technology Hardware & Equipment                  12.9%
Transportation                                    9.8%
Software & Services                               6.3%
Health Care Equipment & Services                  4.0%
Automobiles & Components                          2.7%
Materials                                         2.4%
Commercial & Professional Services                2.3%
Media                                             2.2%
Energy                                            2.2%
Other                                             5.7%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.


                               Annual Report | 17

Performance Summary as of 9/30/08

FRANKLIN GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKGRX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$9.19    $37.17    $46.36
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1302

CLASS B (SYMBOL: FKGBX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$8.98    $35.44    $44.42

CLASS C (SYMBOL: FRGSX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$8.89    $35.14    $44.03

CLASS R (SYMBOL: FGSRX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$9.12    $36.87    $45.99
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.0304

ADVISOR CLASS (SYMBOL: FCGAX)               CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$9.20    $37.25    $46.45
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.2332


                               18 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        1-YEAR    5-YEAR    10-YEAR
-------                                        ------   -------   ---------
Cumulative Total Return(1)                     -19.59%   +39.80%   +46.49%
Average Annual Total Return(2)                 -24.22%    +5.67%   +3.28%
Value of $10,000 Investment(3)                 $7,578   $13,176    $13,808
   Total Annual Operating Expenses(4)   0.93%

                                                                  INCEPTION
CLASS B                                        1-YEAR    5-YEAR    (1/1/99)
-------                                        ------   -------   ---------
Cumulative Total Return(1)                     -20.22%   +34.65%    +22.83%
Average Annual Total Return(2)                 -23.41%    +5.81%     +2.13%
Value of $10,000 Investment(3)                  $7,659  $13,265    $ 12,283
   Total Annual Operating Expenses(4)   1.69%

CLASS C                                        1-YEAR    5-YEAR    10-YEAR
-------                                        ------   -------   ---------
Cumulative Total Return(1)                     -20.19%   +34.64%    +35.88%
Average Annual Total Return(2)                 -20.99%    +6.13%    +3.11%
Value of $10,000 Investment(3)                 $7,901   $13,464    $13,588
   Total Annual Operating Expenses(4)   1.69%

                                                                  INCEPTION
CLASS R                                        1-YEAR    5-YEAR    (1/1/02)
-------                                        ------   -------   ---------
Cumulative Total Return(1)                     -19.78%   +38.07%    +17.12%
Average Annual Total Return(2)                 -19.78%    +6.66%    +2.37%
Value of $10,000 Investment(3)                 $8,022   $13,807    $11,712
   Total Annual Operating Expenses(4)   1.19%

ADVISOR CLASS                                  1-YEAR    5-YEAR    10-YEAR
-------------                                  ------   -------   ---------
Cumulative Total Return(1)                     -19.39%   +41.51%    +50.11%
Average Annual Total Return(2)                 -19.39%    +7.19%    +4.15%
Value of $10,000 Investment(3)                 $8,061   $14,151    $15,011
   Total Annual Operating Expenses(4)   0.69%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH    S&P 500
   DATE       FUND - CLASS A     INDEX
----------   ---------------   --------
 10/1/1998       $ 9,426        $10,000
10/31/1998       $10,007        $10,813
11/30/1998       $10,366        $11,469
12/31/1998       $10,590        $12,130
 1/31/1999       $10,775        $12,637
 2/28/1999       $10,660        $12,244
 3/31/1999       $10,950        $12,734
 4/30/1999       $11,307        $13,227
 5/31/1999       $11,169        $12,915
 6/30/1999       $11,637        $13,632
 7/31/1999       $11,448        $13,206
 8/31/1999       $11,495        $13,141
 9/30/1999       $11,182        $12,781
10/31/1999       $11,364        $13,589
11/30/1999       $11,509        $13,866
12/31/1999       $11,880        $14,682
 1/31/2000       $11,781        $13,945
 2/29/2000       $11,505        $13,681
 3/31/2000       $12,506        $15,019
 4/30/2000       $12,654        $14,567
 5/31/2000       $12,706        $14,268
 6/30/2000       $12,885        $14,620
 7/31/2000       $12,685        $14,391
 8/31/2000       $13,242        $15,285
 9/30/2000       $12,695        $14,478
10/31/2000       $12,864        $14,417
11/30/2000       $12,530        $13,280
12/31/2000       $12,775        $13,345
 1/31/2001       $13,015        $13,819
 2/28/2001       $12,363        $12,559
 3/31/2001       $11,447        $11,763
 4/30/2001       $12,370        $12,677
 5/31/2001       $12,560        $12,762
 6/30/2001       $11,983        $12,452
 7/31/2001       $11,954        $12,329
 8/31/2001       $11,411        $11,557
 9/30/2001       $10,142        $10,624
10/31/2001       $10,481        $10,827
11/30/2001       $11,476        $11,657
12/31/2001       $11,565        $11,759
 1/31/2002       $11,400        $11,588
 2/28/2002       $11,319        $11,364
 3/31/2002       $11,712        $11,792
 4/30/2002       $10,971        $11,077
 5/31/2002       $10,754        $10,995
 6/30/2002       $ 9,943        $10,212
 7/31/2002       $ 9,047        $ 9,416
 8/31/2002       $ 9,066        $ 9,478
 9/30/2002       $ 8,078        $ 8,448
10/31/2002       $ 8,640        $ 9,191
11/30/2002       $ 9,231        $ 9,732
12/31/2002       $ 8,749        $ 9,160
 1/31/2003       $ 8,414        $ 8,920
 2/28/2003       $ 8,223        $ 8,786
 3/31/2003       $ 8,223        $ 8,871
 4/30/2003       $ 8,822        $ 9,602
 5/31/2003       $ 9,400        $10,109
 6/30/2003       $ 9,679        $10,238
 7/31/2003       $ 9,966        $10,418
 8/31/2003       $10,186        $10,621
 9/30/2003       $ 9,877        $10,509
10/31/2003       $10,462        $11,103
11/30/2003       $10,594        $11,201
12/31/2003       $11,201        $11,789
 1/31/2004       $11,370        $12,005
 2/29/2004       $11,422        $12,172
 3/31/2004       $11,157        $11,989
 4/30/2004       $11,164        $11,800
 5/31/2004       $11,344        $11,962
 6/30/2004       $11,808        $12,194
 7/31/2004       $11,186        $11,790
 8/31/2004       $11,090        $11,838
 9/30/2004       $11,252        $11,965
10/31/2004       $11,388        $12,148
11/30/2004       $12,055        $12,641
12/31/2004       $12,467        $13,070
 1/31/2005       $12,039        $12,752
 2/28/2005       $12,249        $13,020
 3/31/2005       $12,234        $12,789
 4/30/2005       $11,943        $12,546
 5/31/2005       $12,415        $12,946
 6/30/2005       $12,279        $12,964
 7/31/2005       $12,920        $13,446
 8/31/2005       $12,872        $13,324
 9/30/2005       $12,847        $13,432
10/31/2005       $12,747        $13,208
11/30/2005       $13,367        $13,707
12/31/2005       $13,508        $13,712
 1/31/2006       $13,645        $14,075
 2/28/2006       $13,830        $14,113
 3/31/2006       $14,155        $14,289
 4/30/2006       $14,266        $14,481
 5/31/2006       $13,955        $14,064
 6/30/2006       $13,874        $14,083
 7/31/2006       $13,711        $14,170
 8/31/2006       $14,037        $14,507
 9/30/2006       $14,447        $14,881
10/31/2006       $15,038        $15,366
11/30/2006       $15,430        $15,658
12/31/2006       $15,421        $15,878
 1/31/2007       $15,910        $16,118
 2/28/2007       $15,617        $15,803
 3/31/2007       $15,591        $15,979
 4/30/2007       $16,221        $16,687
 5/31/2007       $16,884        $17,269
 6/30/2007       $16,729        $16,983
 7/31/2007       $16,399        $16,456
 8/31/2007       $16,577        $16,703
 9/30/2007       $17,173        $17,327
10/31/2007       $17,747        $17,603
11/30/2007       $16,999        $16,867
12/31/2007       $16,520        $16,750
 1/31/2008       $15,447        $15,745
 2/29/2008       $15,190        $15,234
 3/31/2008       $15,008        $15,168
 4/30/2008       $15,699        $15,907
 5/31/2008       $16,156        $16,113
 6/30/2008       $14,692        $14,754
 7/31/2008       $15,153        $14,630
 8/31/2008       $15,473        $14,842
 9/30/2008       $13,808        $13,519

AVERAGE ANNUAL TOTAL RETURN

CLASS A    9/30/08
-------    -------
1-Year     -24.22%
5-Year      +5.67%
10-Year     +3.28%

CLASS B (1/1/99-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH    S&P 500
   DATE       FUND - CLASS B     INDEX
----------   ---------------   --------
  1/1/1999       $10,000        $10,000
 1/31/1999       $10,172        $10,418
 2/28/1999       $10,057        $10,094
 3/31/1999       $10,324        $10,498
 4/30/1999       $10,655        $10,905
 5/31/1999       $10,515        $10,647
 6/30/1999       $10,951        $11,238
 7/31/1999       $10,766        $10,887
 8/31/1999       $10,804        $10,834
 9/30/1999       $10,502        $10,537
10/31/1999       $10,668        $11,203
11/30/1999       $10,792        $11,431
12/31/1999       $11,134        $12,104
 1/31/2000       $11,031        $11,496
 2/29/2000       $10,771        $11,279
 3/31/2000       $11,698        $12,382
 4/30/2000       $11,831        $12,010
 5/31/2000       $11,873        $11,763
 6/30/2000       $12,031        $12,053
 7/31/2000       $11,837        $11,865
 8/31/2000       $12,352        $12,602
 9/30/2000       $11,834        $11,936
10/31/2000       $11,983        $11,886
11/30/2000       $11,665        $10,949
12/31/2000       $11,883        $11,002
 1/31/2001       $12,102        $11,393
 2/28/2001       $11,491        $10,354
 3/31/2001       $10,630        $ 9,698
 4/30/2001       $11,477        $10,452
 5/31/2001       $11,648        $10,522
 6/30/2001       $11,108        $10,266
 7/31/2001       $11,070        $10,165
 8/31/2001       $10,565        $ 9,528
 9/30/2001       $ 9,380        $ 8,759
10/31/2001       $ 9,687        $ 8,926
11/30/2001       $10,609        $ 9,611
12/31/2001       $10,683        $ 9,695
 1/31/2002       $10,522        $ 9,553
 2/28/2002       $10,444        $ 9,369
 3/31/2002       $10,796        $ 9,721
 4/30/2002       $10,108        $ 9,132
 5/31/2002       $ 9,903        $ 9,065
 6/30/2002       $ 9,147        $ 8,419
 7/31/2002       $ 8,319        $ 7,763
 8/31/2002       $ 8,333        $ 7,814
 9/30/2002       $ 7,420        $ 6,965
10/31/2002       $ 7,929        $ 7,578
11/30/2002       $ 8,470        $ 8,024
12/31/2002       $ 8,018        $ 7,552
 1/31/2003       $ 7,710        $ 7,354
 2/28/2003       $ 7,529        $ 7,244
 3/31/2003       $ 7,526        $ 7,314
 4/30/2003       $ 8,070        $ 7,917
 5/31/2003       $ 8,590        $ 8,334
 6/30/2003       $ 8,839        $ 8,440
 7/31/2003       $ 9,096        $ 8,589
 8/31/2003       $ 9,291        $ 8,756
 9/30/2003       $ 9,003        $ 8,664
10/31/2003       $ 9,530        $ 9,154
11/30/2003       $ 9,647        $ 9,235
12/31/2003       $10,190        $ 9,719
 1/31/2004       $10,338        $ 9,898
 2/29/2004       $10,382        $10,035
 3/31/2004       $10,132        $ 9,884
 4/30/2004       $10,136        $ 9,728
 5/31/2004       $10,293        $ 9,862
 6/30/2004       $10,707        $10,053
 7/31/2004       $10,132        $ 9,720
 8/31/2004       $10,043        $ 9,759
 9/30/2004       $10,184        $ 9,865
10/31/2004       $10,300        $10,016
11/30/2004       $10,895        $10,421
12/31/2004       $11,258        $10,775
 1/31/2005       $10,868        $10,513
 2/28/2005       $11,049        $10,734
 3/31/2005       $11,032        $10,544
 4/30/2005       $10,762        $10,344
 5/31/2005       $11,179        $10,673
 6/30/2005       $11,049        $10,688
 7/31/2005       $11,617        $11,085
 8/31/2005       $11,569        $10,984
 9/30/2005       $11,538        $11,073
10/31/2005       $11,439        $10,889
11/30/2005       $11,990        $11,301
12/31/2005       $12,109        $11,304
 1/31/2006       $12,226        $11,604
 2/28/2006       $12,383        $11,635
 3/31/2006       $12,667        $11,780
 4/30/2006       $12,756        $11,938
 5/31/2006       $12,469        $11,595
 6/30/2006       $12,393        $11,611
 7/31/2006       $12,239        $11,682
 8/31/2006       $12,523        $11,960
 9/30/2006       $12,879        $12,268
10/31/2006       $13,396        $12,668
11/30/2006       $13,738        $12,909
12/31/2006       $13,717        $13,090
 1/31/2007       $14,152        $13,288
 2/28/2007       $13,891        $13,028
 3/31/2007       $13,868        $13,174
 4/30/2007       $14,428        $13,757
 5/31/2007       $15,018        $14,237
 6/30/2007       $14,880        $14,001
 7/31/2007       $14,587        $13,567
 8/31/2007       $14,744        $13,770
 9/30/2007       $15,275        $14,285
10/31/2007       $15,785        $14,512
11/30/2007       $15,119        $13,906
12/31/2007       $14,693        $13,809
 1/31/2008       $13,738        $12,981
 2/29/2008       $13,510        $12,559
 3/31/2008       $13,348        $12,505
 4/30/2008       $13,962        $13,114
 5/31/2008       $14,368        $13,284
 6/30/2008       $13,066        $12,164
 7/31/2008       $13,477        $12,062
 8/31/2008       $13,761        $12,236
 9/30/2008       $12,283        $11,146

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    9/30/08
-------                    -------
1-Year                     -23.41%
5-Year                      +5.81%
Since Inception (1/1/99)    +2.13%


                               20 | Annual Report

CLASS C (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH   S&P 500
   DATE       FUND - CLASS C    INDEX
----------   ---------------   -------
 10/1/1998       $10,000       $10,000
10/31/1998       $10,612       $10,813
11/30/1998       $10,982       $11,469
12/31/1998       $11,215       $12,130
 1/31/1999       $11,403       $12,637
 2/28/1999       $11,273       $12,244
 3/31/1999       $11,569       $12,734
 4/30/1999       $11,941       $13,227
 5/31/1999       $11,789       $12,915
 6/30/1999       $12,277       $13,632
 7/31/1999       $12,067       $13,206
 8/31/1999       $12,111       $13,141
 9/30/1999       $11,771       $12,781
10/31/1999       $11,955       $13,589
11/30/1999       $12,100       $13,866
12/31/1999       $12,486       $14,682
 1/31/2000       $12,369       $13,945
 2/29/2000       $12,076       $13,681
 3/31/2000       $13,117       $15,019
 4/30/2000       $13,260       $14,567
 5/31/2000       $13,307       $14,268
 6/30/2000       $13,487       $14,620
 7/31/2000       $13,271       $14,391
 8/31/2000       $13,846       $15,285
 9/30/2000       $13,267       $14,478
10/31/2000       $13,436       $14,417
11/30/2000       $13,076       $13,280
12/31/2000       $13,325       $13,345
 1/31/2001       $13,564       $13,819
 2/28/2001       $12,881       $12,559
 3/31/2001       $11,915       $11,763
 4/30/2001       $12,869       $12,677
 5/31/2001       $13,058       $12,762
 6/30/2001       $12,452       $12,452
 7/31/2001       $12,410       $12,329
 8/31/2001       $11,842       $11,557
 9/30/2001       $10,518       $10,624
10/31/2001       $10,861       $10,827
11/30/2001       $11,888       $11,657
12/31/2001       $11,972       $11,759
 1/31/2002       $11,794       $11,588
 2/28/2002       $11,705       $11,364
 3/31/2002       $12,099       $11,792
 4/30/2002       $11,330       $11,077
 5/31/2002       $11,098       $10,995
 6/30/2002       $10,255       $10,212
 7/31/2002       $ 9,323       $ 9,416
 8/31/2002       $ 9,338       $ 9,478
 9/30/2002       $ 8,317       $ 8,448
10/31/2002       $ 8,890       $ 9,191
11/30/2002       $ 9,493       $ 9,732
12/31/2002       $ 8,990       $ 9,160
 1/31/2003       $ 8,642       $ 8,920
 2/28/2003       $ 8,437       $ 8,786
 3/31/2003       $ 8,433       $ 8,871
 4/30/2003       $ 9,044       $ 9,602
 5/31/2003       $ 9,628       $10,109
 6/30/2003       $ 9,907       $10,238
 7/31/2003       $10,197       $10,418
 8/31/2003       $10,413       $10,621
 9/30/2003       $10,092       $10,509
10/31/2003       $10,680       $11,103
11/30/2003       $10,808       $11,201
12/31/2003       $11,423       $11,789
 1/31/2004       $11,585       $12,005
 2/29/2004       $11,635       $12,172
 3/31/2004       $11,357       $11,989
 4/30/2004       $11,357       $11,800
 5/31/2004       $11,535       $11,962
 6/30/2004       $11,999       $12,194
 7/31/2004       $11,357       $11,790
 8/31/2004       $11,252       $11,838
 9/30/2004       $11,411       $11,965
10/31/2004       $11,542       $12,148
11/30/2004       $12,207       $12,641
12/31/2004       $12,617       $13,070
 1/31/2005       $12,177       $12,752
 2/28/2005       $12,381       $13,020
 3/31/2005       $12,362       $12,789
 4/30/2005       $12,057       $12,546
 5/31/2005       $12,525       $12,946
 6/30/2005       $12,381       $12,964
 7/31/2005       $13,020       $13,446
 8/31/2005       $12,965       $13,324
 9/30/2005       $12,931       $13,432
10/31/2005       $12,818       $13,208
11/30/2005       $13,433       $13,707
12/31/2005       $13,569       $13,712
 1/31/2006       $13,700       $14,075
 2/28/2006       $13,874       $14,113
 3/31/2006       $14,195       $14,289
 4/30/2006       $14,296       $14,481
 5/31/2006       $13,975       $14,064
 6/30/2006       $13,886       $14,083
 7/31/2006       $13,716       $14,170
 8/31/2006       $14,033       $14,507
 9/30/2006       $14,431       $14,881
10/31/2006       $15,011       $15,366
11/30/2006       $15,394       $15,658
12/31/2006       $15,374       $15,878
 1/31/2007       $15,850       $16,118
 2/28/2007       $15,552       $15,803
 3/31/2007       $15,517       $15,979
 4/30/2007       $16,132       $16,687
 5/31/2007       $16,782       $17,269
 6/30/2007       $16,616       $16,983
 7/31/2007       $16,279       $16,456
 8/31/2007       $16,445       $16,703
 9/30/2007       $17,026       $17,327
10/31/2007       $17,586       $17,603
11/30/2007       $16,832       $16,867
12/31/2007       $16,349       $16,750
 1/31/2008       $15,278       $15,745
 2/29/2008       $15,015       $15,234
 3/31/2008       $14,821       $15,168
 4/30/2008       $15,494       $15,907
 5/31/2008       $15,939       $16,113
 6/30/2008       $14,485       $14,754
 7/31/2008       $14,930       $14,630
 8/31/2008       $15,235       $14,842
 9/30/2008       $13,588       $13,519

AVERAGE ANNUAL TOTAL RETURN

CLASS C   9/30/08
-------   -------
1-Year    -20.99%
5-Year     +6.13%
10-Year    +3.11%

CLASS R (1/1/02-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH   S&P 500
   DATE       FUND - CLASS R    INDEX
----------   ---------------   -------
  1/1/2002       $10,000       $10,000
 1/31/2002       $ 9,832       $ 9,854
 2/28/2002       $ 9,759       $ 9,664
 3/31/2002       $10,098       $10,028
 4/30/2002       $ 9,455       $ 9,420
 5/31/2002       $ 9,265       $ 9,350
 6/30/2002       $ 8,566       $ 8,684
 7/31/2002       $ 7,793       $ 8,007
 8/31/2002       $ 7,806       $ 8,060
 9/30/2002       $ 6,957       $ 7,184
10/31/2002       $ 7,436       $ 7,816
11/30/2002       $ 7,946       $ 8,276
12/31/2002       $ 7,528       $ 7,790
 1/31/2003       $ 7,240       $ 7,585
 2/28/2003       $ 7,071       $ 7,472
 3/31/2003       $ 7,071       $ 7,544
 4/30/2003       $ 7,586       $ 8,166
 5/31/2003       $ 8,080       $ 8,596
 6/30/2003       $ 8,318       $ 8,706
 7/31/2003       $ 8,562       $ 8,859
 8/31/2003       $ 8,750       $ 9,032
 9/30/2003       $ 8,483       $ 8,936
10/31/2003       $ 8,984       $ 9,442
11/30/2003       $ 9,095       $ 9,525
12/31/2003       $ 9,613       $10,025
 1/31/2004       $ 9,755       $10,209
 2/29/2004       $ 9,799       $10,351
 3/31/2004       $ 9,571       $10,195
 4/30/2004       $ 9,575       $10,035
 5/31/2004       $ 9,730       $10,172
 6/30/2004       $10,123       $10,370
 7/31/2004       $ 9,587       $10,026
 8/31/2004       $ 9,505       $10,067
 9/30/2004       $ 9,640       $10,175
10/31/2004       $ 9,755       $10,331
11/30/2004       $10,323       $10,749
12/31/2004       $10,674       $11,115
 1/31/2005       $10,306       $10,844
 2/28/2005       $10,483       $11,072
 3/31/2005       $10,467       $10,876
 4/30/2005       $10,217       $10,669
 5/31/2005       $10,620       $11,009
 6/30/2005       $10,499       $11,024
 7/31/2005       $11,045       $11,435
 8/31/2005       $11,004       $11,330
 9/30/2005       $10,978       $11,422
10/31/2005       $10,889       $11,232
11/30/2005       $11,416       $11,656
12/31/2005       $11,534       $11,660
 1/31/2006       $11,651       $11,969
 2/28/2006       $11,804       $12,002
 3/31/2006       $12,083       $12,151
 4/30/2006       $12,172       $12,314
 5/31/2006       $11,906       $11,960
 6/30/2006       $11,836       $11,976
 7/31/2006       $11,693       $12,050
 8/31/2006       $11,969       $12,337
 9/30/2006       $12,315       $12,655
10/31/2006       $12,813       $13,067
11/30/2006       $13,147       $13,315
12/31/2006       $13,136       $13,502
 1/31/2007       $13,549       $13,706
 2/28/2007       $13,295       $13,438
 3/31/2007       $13,272       $13,589
 4/30/2007       $13,806       $14,191
 5/31/2007       $14,364       $14,686
 6/30/2007       $14,231       $14,442
 7/31/2007       $13,949       $13,994
 8/31/2007       $14,095       $14,204
 9/30/2007       $14,600       $14,735
10/31/2007       $15,086       $14,969
11/30/2007       $14,444       $14,344
12/31/2007       $14,034       $14,244
 1/31/2008       $13,123       $13,390
 2/29/2008       $12,900       $12,955
 3/31/2008       $12,742       $12,899
 4/30/2008       $13,326       $13,527
 5/31/2008       $13,713       $13,702
 6/30/2008       $12,468       $12,547
 7/31/2008       $12,856       $12,441
 8/31/2008       $13,126       $12,621
 9/30/2008       $11,712       $11,497

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    9/30/08
-------                    -------
1-Year                     -19.78%
5-Year                      +6.66%
Since Inception (1/1/02)    +2.37%


                               Annual Report | 21

ADVISOR CLASS (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH
              FUND - ADVISOR   S&P 500
   DATE           CLASS         INDEX
----------   ---------------   -------
 10/1/1998       $10,000       $10,000
10/31/1998       $10,618       $10,813
11/30/1998       $11,002       $11,469
12/31/1998       $11,243       $12,130
 1/31/1999       $11,443       $12,637
 2/28/1999       $11,321       $12,244
 3/31/1999       $11,629       $12,734
 4/30/1999       $12,007       $13,227
 5/31/1999       $11,868       $12,915
 6/30/1999       $12,368       $13,632
 7/31/1999       $12,168       $13,206
 8/31/1999       $12,222       $13,141
 9/30/1999       $11,889       $12,781
10/31/1999       $12,086       $13,589
11/30/1999       $12,243       $13,866
12/31/1999       $12,642       $14,682
 1/31/2000       $12,536       $13,945
 2/29/2000       $12,247       $13,681
 3/31/2000       $13,315       $15,019
 4/30/2000       $13,473       $14,567
 5/31/2000       $13,531       $14,268
 6/30/2000       $13,729       $14,620
 7/31/2000       $13,516       $14,391
 8/31/2000       $14,113       $15,285
 9/30/2000       $13,535       $14,478
10/31/2000       $13,718       $14,417
11/30/2000       $13,363       $13,280
12/31/2000       $13,625       $13,345
 1/31/2001       $13,885       $13,819
 2/28/2001       $13,193       $12,559
 3/31/2001       $12,217       $11,763
 4/30/2001       $13,205       $12,677
 5/31/2001       $13,411       $12,762
 6/30/2001       $12,796       $12,452
 7/31/2001       $12,769       $12,329
 8/31/2001       $12,193       $11,557
 9/30/2001       $10,836       $10,624
10/31/2001       $11,202       $10,827
11/30/2001       $12,271       $11,657
12/31/2001       $12,367       $11,759
 1/31/2002       $12,190       $11,588
 2/28/2002       $12,108       $11,364
 3/31/2002       $12,532       $11,792
 4/30/2002       $11,739       $11,077
 5/31/2002       $11,511       $10,995
 6/30/2002       $10,644       $10,212
 7/31/2002       $ 9,686       $ 9,416
 8/31/2002       $ 9,710       $ 9,478
 9/30/2002       $ 8,654       $ 8,448
10/31/2002       $ 9,258       $ 9,191
11/30/2002       $ 9,894       $ 9,732
12/31/2002       $ 9,378       $ 9,160
 1/31/2003       $ 9,023       $ 8,920
 2/28/2003       $ 8,818       $ 8,786
 3/31/2003       $ 8,822       $ 8,871
 4/30/2003       $ 9,465       $ 9,602
 5/31/2003       $10,087       $10,109
 6/30/2003       $10,387       $10,238
 7/31/2003       $10,698       $10,418
 8/31/2003       $10,935       $10,621
 9/30/2003       $10,608       $10,509
10/31/2003       $11,238       $11,103
11/30/2003       $11,380       $11,201
12/31/2003       $12,038       $11,789
 1/31/2004       $12,220       $12,005
 2/29/2004       $12,279       $12,172
 3/31/2004       $11,995       $11,989
 4/30/2004       $12,006       $11,800
 5/31/2004       $12,204       $11,962
 6/30/2004       $12,702       $12,194
 7/31/2004       $12,038       $11,790
 8/31/2004       $11,935       $11,838
 9/30/2004       $12,113       $11,965
10/31/2004       $12,263       $12,148
11/30/2004       $12,983       $12,641
12/31/2004       $13,427       $13,070
 1/31/2005       $12,970       $12,752
 2/28/2005       $13,200       $13,020
 3/31/2005       $13,188       $12,789
 4/30/2005       $12,874       $12,546
 5/31/2005       $13,387       $12,946
 6/30/2005       $13,244       $12,964
 7/31/2005       $13,935       $13,446
 8/31/2005       $13,891       $13,324
 9/30/2005       $13,864       $13,432
10/31/2005       $13,760       $13,208
11/30/2005       $14,428       $13,707
12/31/2005       $14,587       $13,712
 1/31/2006       $14,739       $14,075
 2/28/2006       $14,938       $14,113
 3/31/2006       $15,297       $14,289
 4/30/2006       $15,417       $14,481
 5/31/2006       $15,082       $14,064
 6/30/2006       $15,002       $14,083
 7/31/2006       $14,831       $14,170
 8/31/2006       $15,186       $14,507
 9/30/2006       $15,629       $14,881
10/31/2006       $16,271       $15,366
11/30/2006       $16,698       $15,658
12/31/2006       $16,690       $15,878
 1/31/2007       $17,224       $16,118
 2/28/2007       $16,911       $15,803
 3/31/2007       $16,887       $15,979
 4/30/2007       $17,573       $16,687
 5/31/2007       $18,294       $17,269
 6/30/2007       $18,130       $16,983
 7/31/2007       $17,777       $16,456
 8/31/2007       $17,973       $16,703
 9/30/2007       $18,623       $17,327
10/31/2007       $19,252       $17,603
11/30/2007       $18,443       $16,867
12/31/2007       $17,925       $16,750
 1/31/2008       $16,768       $15,745
 2/29/2008       $16,490       $15,234
 3/31/2008       $16,293       $15,168
 4/30/2008       $17,050       $15,907
 5/31/2008       $17,550       $16,113
 6/30/2008       $15,966       $14,754
 7/31/2008       $16,466       $14,630
 8/31/2008       $16,820       $14,842
 9/30/2008       $15,011       $13,519

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   9/30/08
-------------   -------
1-Year          -19.39%
5-Year           +7.19%
10-Year          +4.15%

ENDNOTES

HISTORICALLY, THE FUND HAS FOCUSED ON LARGER COMPANIES. THE FUND MAY ALSO INVEST IN SMALL, RELATIVELY NEW AND/OR UNSEASONED COMPANIES, WHICH INVOLVES ADDITIONAL RISKS, AS THE PRICES OF THESE SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, THE FUND MAY INVEST UP TO 40% OF ITS NET ASSETS IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(5.) Source: (C) 2008 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               22 | Annual Report

Your Fund's Expenses

FRANKLIN GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING       EXPENSES
                                            ACCOUNT     ACCOUNT      PAID DURING
                                             VALUE       VALUE         PERIOD*
                                             4/1/08     9/30/08    4/1/08-9/30/08
                                           ---------   ---------   --------------
CLASS A
Actual                                       $1,000    $  920.10        $4.13
Hypothetical (5% return before expenses)     $1,000    $1,020.70        $4.34
CLASS B
Actual                                       $1,000    $  916.70        $7.71
Hypothetical (5% return before expenses)     $1,000    $1,016.95        $8.12
CLASS C
Actual                                       $1,000    $  916.80        $7.72
Hypothetical (5% return before expenses)     $1,000    $1,016.95        $8.12
CLASS R
Actual                                       $1,000    $  919.20        $5.33
Hypothetical (5% return before expenses)     $1,000    $1,019.45        $5.60
ADVISOR CLASS
Actual                                       $1,000    $  921.30        $2.93
Hypothetical (5% return before expenses)     $1,000    $1,021.95        $3.08

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.86%; B: 1.61%; C: 1.61%; R: 1.11%; and
     Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               24 | Annual Report

Franklin Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of debt and equity securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Income Fund covers the fiscal year ended September 30, 2008.

PERFORMANCE OVERVIEW

Franklin Income Fund - Class A had a -21.36% cumulative total return for the year under review. The Fund performed comparably with its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -21.98% total return; underperformed its fixed income benchmark, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index, which returned +3.65%; and underperformed its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which had a -14.89% total return, for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

INVESTMENT STRATEGY

Based on our independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Lipper Inc. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the 12-month period ended 9/30/08, there were 498 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


                               Annual Report | 25

DIVIDEND DISTRIBUTIONS*

Franklin Income Fund
10/1/07-9/30/08

                                   DIVIDEND PER SHARE (CENTS)
              ------------------------------------------------------------------
MONTH         CLASS A   CLASS B   CLASS B1**   CLASS C   CLASS R   ADVISOR CLASS
-----         -------   -------   ----------   -------   -------   -------------
October         1.20      1.01       1.09        1.09      1.12        1.24
November        1.20      1.01       1.09        1.09      1.12        1.24
December***     1.75      1.55       1.63        1.63      1.67        1.78
January         1.20      1.00       1.08        1.08      1.12        1.23
February        1.25      1.05       1.13        1.13      1.17        1.28
March           1.25      1.08       1.15        1.15      1.18        1.28
April           1.25      1.08       1.15        1.15      1.18        1.28
May             1.25      1.08       1.15        1.15      1.18        1.28
June            1.25      1.08       1.15        1.15      1.18        1.28
July            1.25      1.08       1.15        1.15      1.18        1.28
August          1.25      1.08       1.15        1.15      1.18        1.28
September       1.25      1.09       1.16        1.16      1.19        1.27
               -----     -----      -----       -----     -----       -----
TOTAL          15.35     13.19      14.08       14.08     14.47       15.72
               =====     =====      =====       =====     =====       =====

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

*** Includes an additional 0.55 cent per share distribution to meet excise tax requirements.

for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

MANAGER'S DISCUSSION

The Fund's equity holdings generally underperformed its fixed income holdings. Stocks struggled with a difficult bear market, which declined more than 20% during the year under review. This was exacerbated by the -39.32% return of the S&P 500 Financials Index for the same period.(2)

(2.) Source: (C) 2008 Morningstar. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500.


                               26 | Annual Report

As the credit crisis spread and engulfed more companies, some of the Fund's preferred stock and convertible preferred stock holdings in financial companies including Fannie Mae, Freddie Mac, Lehman Brothers Holdings and American International Group (AIG) negatively impacted results. Although the Fund avoided positions in these companies' common stocks in favor of investment-grade-rated securities higher in the capital structure, the unforeseen market distress hampered the Fund's performance.

Weakness spread across equity markets beyond financials and affected several of the Fund's large positions including AT&T, which declined mostly due to renewed concerns that softening economic conditions would further pressure consumer and business spending.

Although utility stocks generally outperformed the broader equity market, returns remained negative. Thus, several of the Fund's holdings lost value including Public Service Enterprise Group, American Electric Power and Ameren, mostly resulting from concerns that falling commodity and ultimately power prices would reduce earnings. Partially offsetting these declines were several of the Fund's utility holdings that delivered positive total returns including Southern Co., Dominion Resources and FirstEnergy.

The Fund's fixed income holdings also suffered from the credit crunch and a substantial widening of credit spreads over the course of the Fund's fiscal year. The 10-year U.S. Treasury note's yield declined from 4.59% at the beginning of the period to a low of 3.31% on March 17, 2008. Partly due to investors' fears of increased U.S. government obligations associated with the credit crisis, the yield subsequently rose and ended the period at 3.85%.

Investment-grade and high yield corporate bonds were hard hit and under-performed U.S. Treasury securities. According to the BC U.S. Corporate Investment Grade Index, investment-grade corporate bonds declined 6.78%, and their average spread to Treasuries increased from 152 basis points (bps) (100 bps equal one percentage point) to 467 bps.(3) The BC U.S. Corporate High Yield Index fell 11.24%, and high yield corporate bonds' average spread to Treasuries increased from 436 bps to 1,088 bps.(4)

PORTFOLIO BREAKDOWN

Franklin Income Fund
Based on Total Net Assets as of 9/30/08

                              (PERFORMANCE GRAPH)

Corporate Straight Bonds                    45.2%
Utilities Stocks                            18.4%
Financials Stocks                            5.2%
Energy Stocks                                5.1%
Health Care Stocks                           4.8%
Senior Floating Rate Interests               4.7%
Telecommunication Services Stocks            2.7%
Information Technology Stocks                2.3%
Mortgage-Backed Securities                   2.0%
Materials Stocks                             1.3%
Consumer Discretionary Stocks                0.9%
Corporate Convertible Bonds                  0.9%
Industrials Stocks                           0.2%
Short-Term Investments & Other Net Assets    6.3%

(3.) Source: (C) 2008 Morningstar. The BC U.S. Corporate Investment Grade Index is the corporate component of the BC U.S. Credit Index, which includes publicly issued, SEC-registered bonds that meet specified maturity, liquidity and quality requirements.

(4.) Source: (C) 2008 Morningstar. The BC U.S. Corporate High Yield Index is the corporate component of the BC U.S. High Yield Index, which includes fixed rate, non-investment-grade debt.


                               Annual Report | 27

TOP 5 EQUITY HOLDINGS

Franklin Income Fund
9/30/08

COMPANY                               % OF TOTAL
SECTOR/INDUSTRY                       NET ASSETS
---------------                       ----------
Pfizer Inc.                              2.3%
   HEALTH CARE
The Southern Co.                         2.3%
   UTILITIES
Canadian Oil Sands Trust (Canada)        2.0%
   ENERGY
AT&T Inc.                                1.8%
   TELECOMMUNICATION SERVICES
Dominion Resources Inc.                  1.7%
   UTILITIES

TOP 5 BOND HOLDINGS*

Franklin Income Fund
9/30/08

COMPANY                               % OF TOTAL
SECTOR/INDUSTRY                       NET ASSETS
---------------                       ----------
Ford Motor Credit Co. LLC                3.7%
   CONSUMER DISCRETIONARY
Tenet Healthcare Corp.                   3.0%
   HEALTH CARE
Texas Competitive Electric Holdings
Co. LLC                                  2.5%
   UTILITIES
GMAC LLC                                 2.5%
   FINANCIALS
Dynegy Holdings Inc.                     1.7%
   UTILITIES

*    Does not include convertible bonds.

Within the Fund's fixed income holdings, detractors from Fund performance were concentrated in the financial sector including investment-grade-rated positions in AIG and Lehman Brothers Holdings. These two long-standing institutions' significant exposure to the credit crunch led to a crisis of confidence regarding their viability. This culminated in Lehman's bankruptcy filing and AIG's government-sponsored bailout aimed at preventing the systemic risk associated with the company's possible bankruptcy filing. GMAC and Ford Motor Credit Company also pressured results due to concerns that the credit crisis would further curtail these companies' abilities to operate and meet debt obligations as they become due.

Despite a solid revenue and earnings growth period driven by strong performance in high speed Internet, digital video and telephony, Charter Communications bonds declined in value as investors grew increasingly nervous about the company's long-term ability to manage its debt load in light of the credit markets' current state.

Some positive fixed income contributors to Fund performance for the 12 months under review include hospital operator Tenet Healthcare, which benefited from favorable company-specific performance and investors' perception of solid underlying asset value from its owned and operated hospitals. Dollar General also benefited from a cyclical shift toward lower-priced retailers particularly due to fuel price increases that pressured consumers during the reporting period, as well as from the company's improved management execution. Mortgage-backed security holdings issued by Ginnie Mae, Fannie Mae and Freddie Mac also performed well despite continued mortgage market turmoil.


                               28 | Annual Report

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWARD PERKS)


/s/ Edward Perks
Edward Perks, CFA


(PHOTO OF CHARLES B. JOHNSON)


/s/ Charles B. Johnson
Charles B. Johnson
Portfolio Management Team
Franklin Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 29

Performance Summary as of 9/30/08

FRANKLIN INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKINX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$0.76    $1.98     $2.74
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1535
Short-Term Capital Gain           $0.0172
Long-Term Capital Gain            $0.0437
   TOTAL                          $0.2144

CLASS B (SYMBOL: FBICX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$0.76    $1.97     $2.73
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1319
Short-Term Capital Gain           $0.0172
Long-Term Capital Gain            $0.0437
   TOTAL                          $0.1928

CLASS B1 (SYMBOL: FICBX)                    CHANGE   9/30/08   9/30/07
------------------------                    ------   -------   -------
Net Asset Value (NAV)                       -$0.76    $1.98     $2.74
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1408
Short-Term Capital Gain           $0.0172
Long-Term Capital Gain            $0.0437
   TOTAL                          $0.2017

CLASS C (SYMBOL: FCISX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$0.77    $1.99     $2.76
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1408
Short-Term Capital Gain           $0.0172
Long-Term Capital Gain            $0.0437
   TOTAL                          $0.2017


                               30 | Annual Report

CLASS R (SYMBOL: FISRX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$0.76    $1.95     $2.71
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1447
Short-Term Capital Gain           $0.0172
Long-Term Capital Gain            $0.0437
   TOTAL                          $0.2056

ADVISOR CLASS (SYMBOL: FRIAX)               CHANGE   9/30/08   9/30/07
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$0.76    $1.97     $2.73
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.1572
Short-Term Capital Gain           $0.0172
Long-Term Capital Gain            $0.0437
   TOTAL                          $0.2181

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B/B1: CONTINGENT DEFERRED SALES CHARGE
(CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS
C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(1)                      -21.36%   +25.64%   +85.05%
Average Annual Total Return(2)                  -24.66%    +3.76%    +5.90%
Value of $10,000 Investment(3)                 $ 7,534   $12,029   $17,747
   Distribution Rate(4)                 7.25%
   30-Day Standardized Yield(5)         8.92%
   Total Annual Operating Expenses(6)   0.63%

                                                                   INCEPTION
CLASS B                                         1-YEAR    5-YEAR   (11/1/01)
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -22.13%   +20.47%    +43.90%
Average Annual Total Return(2)                  -25.02%    +3.49%     +5.41%
Value of $10,000 Investment(3)                 $ 7,498   $11,871    $14,390
   Distribution Rate(4)                 6.64%
   30-Day Standardized Yield(5)         8.36%
   Total Annual Operating Expenses(6)   1.48%

                                                                   INCEPTION
CLASS B1                                        1-YEAR    5-YEAR    (1/1/99)
--------                                       -------   -------   ---------
Cumulative Total Return(1)                      -21.77%   +22.47%    +72.14%
Average Annual Total Return(2)                  -24.66%    +3.84%     +5.73%
Value of $10,000 Investment(3)                 $ 7,534   $12,071   $ 17,214
   Distribution Rate(4)                 7.03%
   30-Day Standardized Yield(5)         8.74%
   Total Annual Operating Expenses(6)   1.13%


                               Annual Report | 31

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(1)                      -21.98%   +22.35%   +76.24%
Average Annual Total Return(2)                  -22.70%    +4.12%    +5.83%
Value of $10,000 Investment(3)                 $ 7,730   $12,235   $17,624
   Distribution Rate(4)                 6.99%
   30-Day Standardized Yield(5)         8.79%
   Total Annual Operating Expenses(6)   1.13%

                                                                   INCEPTION
CLASS R                                         1-YEAR    5-YEAR    (1/1/02)
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -21.91%   +23.09%    +43.65%
Average Annual Total Return(2)                  -21.91%    +4.24%     +5.52%
Value of $10,000 Investment(3)                 $ 7,809   $12,309    $14,365
   Distribution Rate(4)                 7.32%
   30-Day Standardized Yield(5)         8.99%
   Total Annual Operating Expenses(6)   0.98%

ADVISOR CLASS                                   1-YEAR    5-YEAR   10-YEAR
-------------                                  -------   -------   -------
Cumulative Total Return(1)                      -21.33%   +26.67%   +87.42%
Average Annual Total Return(2)                  -21.33%    +4.84%    +6.48%
Value of $10,000 Investment(3)                 $ 7,867   $12,667   $18,742
   Distribution Rate(4)                 7.74%
   30-Day Standardized Yield(5)         9.50%
   Total Annual Operating Expenses(6)   0.48%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

                                                                LIPPER MIXED-ASSET TARGET
             FRANKLIN INCOME   S&P 500      LEHMAN BROTHERS     ALLOCATION MODERATE FUNDS
   DATE       FUND - CLASS A    INDEX    U.S. AGGREGATE INDEX     CLASSIFICATION AVERAGE
----------   ---------------   -------   --------------------   -------------------------
 10/1/1998        $ 9,590      $10,000          $10,000                  $10,000
10/31/1998        $ 9,611      $10,813          $ 9,947                  $10,346
11/30/1998        $ 9,922      $11,469          $10,004                  $10,707
12/31/1998        $ 9,910      $12,130          $10,034                  $11,035
 1/31/1999        $ 9,762      $12,637          $10,105                  $11,179
 2/28/1999        $ 9,485      $12,244          $ 9,929                  $10,884
 3/31/1999        $ 9,635      $12,734          $ 9,984                  $11,111
 4/30/1999        $10,131      $13,227          $10,015                  $11,478
 5/31/1999        $10,196      $12,915          $ 9,928                  $11,321
 6/30/1999        $10,174      $13,632          $ 9,896                  $11,584
 7/31/1999        $10,064      $13,206          $ 9,854                  $11,415
 8/31/1999        $10,086      $13,141          $ 9,849                  $11,302
 9/30/1999        $ 9,975      $12,781          $ 9,963                  $11,187
10/31/1999        $ 9,953      $13,589          $10,000                  $11,477
11/30/1999        $ 9,795      $13,866          $ 9,999                  $11,630
12/31/1999        $ 9,836      $14,682          $ 9,951                  $12,015
 1/31/2000        $ 9,906      $13,945          $ 9,919                  $11,719
 2/29/2000        $ 9,744      $13,681          $10,039                  $11,784
 3/31/2000        $ 9,908      $15,019          $10,171                  $12,315
 4/30/2000        $10,260      $14,567          $10,142                  $12,085
 5/31/2000        $10,425      $14,268          $10,137                  $11,960
 6/30/2000        $10,497      $14,620          $10,348                  $12,192
 7/31/2000        $10,616      $14,391          $10,442                  $12,135
 8/31/2000        $11,220      $15,285          $10,593                  $12,651
 9/30/2000        $11,439      $14,478          $10,660                  $12,397
10/31/2000        $11,268      $14,417          $10,730                  $12,328
11/30/2000        $11,193      $13,280          $10,906                  $11,865
12/31/2000        $11,861      $13,345          $11,108                  $12,192
 1/31/2001        $11,838      $13,819          $11,290                  $12,415
 2/28/2001        $12,066      $12,559          $11,388                  $11,946
 3/31/2001        $11,887      $11,763          $11,445                  $11,553
 4/30/2001        $12,119      $12,677          $11,398                  $12,029
 5/31/2001        $12,352      $12,762          $11,467                  $12,099
 6/30/2001        $12,065      $12,452          $11,510                  $11,950
 7/31/2001        $11,933      $12,329          $11,767                  $11,913
 8/31/2001        $12,065      $11,557          $11,902                  $11,625
 9/30/2001        $11,506      $10,624          $12,041                  $11,020
10/31/2001        $11,586      $10,827          $12,293                  $11,236
11/30/2001        $11,829      $11,657          $12,123                  $11,619
12/31/2001        $11,939      $11,759          $12,046                  $11,705
 1/31/2002        $12,021      $11,588          $12,144                  $11,608
 2/28/2002        $12,104      $11,364          $12,261                  $11,535
 3/31/2002        $12,467      $11,792          $12,057                  $11,777
 4/30/2002        $12,540      $11,077          $12,291                  $11,595
 5/31/2002        $12,500      $10,995          $12,396                  $11,569
 6/30/2002        $11,721      $10,212          $12,503                  $11,126
 7/31/2002        $11,166      $ 9,416          $12,654                  $10,590
 8/31/2002        $11,529      $ 9,478          $12,868                  $10,694
 9/30/2002        $11,025      $ 8,448          $13,076                  $10,117
10/31/2002        $11,100      $ 9,191          $13,016                  $10,454
11/30/2002        $11,706      $ 9,732          $13,013                  $10,813
12/31/2002        $11,812      $ 9,160          $13,282                  $10,598
 1/31/2003        $11,888      $ 8,920          $13,293                  $10,457
 2/28/2003        $11,726      $ 8,786          $13,477                  $10,393
 3/31/2003        $11,986      $ 8,871          $13,467                  $10,435
 4/30/2003        $12,735      $ 9,602          $13,578                  $10,952
 5/31/2003        $13,427      $10,109          $13,831                  $11,413
 6/30/2003        $13,692      $10,238          $13,804                  $11,508
 7/31/2003        $13,525      $10,418          $13,339                  $11,496
 8/31/2003        $13,731      $10,621          $13,428                  $11,664
 9/30/2003        $14,125      $10,509          $13,783                  $11,733
10/31/2003        $14,523      $11,103          $13,655                  $12,067
11/30/2003        $14,732      $11,201          $13,688                  $12,184
12/31/2003        $15,469      $11,789          $13,827                  $12,582
 1/31/2004        $15,682      $12,005          $13,938                  $12,743
 2/29/2004        $15,701      $12,172          $14,089                  $12,898
 3/31/2004        $15,720      $11,989          $14,195                  $12,874
 4/30/2004        $15,478      $11,800          $13,825                  $12,577
 5/31/2004        $15,431      $11,962          $13,770                  $12,620
 6/30/2004        $15,650      $12,194          $13,848                  $12,797
 7/31/2004        $15,737      $11,790          $13,985                  $12,586
 8/31/2004        $16,092      $11,838          $14,252                  $12,699
 9/30/2004        $16,315      $11,965          $14,291                  $12,846
10/31/2004        $16,538      $12,148          $14,410                  $13,004
11/30/2004        $16,899      $12,641          $14,295                  $13,332
12/31/2004        $17,353      $13,070          $14,427                  $13,640
 1/31/2005        $17,028      $12,752          $14,518                  $13,470
 2/28/2005        $17,463      $13,020          $14,432                  $13,650
 3/31/2005        $17,130      $12,789          $14,358                  $13,466
 4/30/2005        $16,867      $12,546          $14,552                  $13,336
 5/31/2005        $17,238      $12,946          $14,710                  $13,598
 6/30/2005        $17,752      $12,964          $14,790                  $13,712
 7/31/2005        $18,127      $13,446          $14,655                  $13,985
 8/31/2005        $18,073      $13,324          $14,843                  $14,017
 9/30/2005        $18,019      $13,432          $14,690                  $14,076
10/31/2005        $17,457      $13,208          $14,574                  $13,851
11/30/2005        $17,403      $13,707          $14,638                  $14,139
12/31/2005        $17,674      $13,712          $14,777                  $14,268
 1/31/2006        $18,210      $14,075          $14,778                  $14,619
 2/28/2006        $18,373      $14,113          $14,827                  $14,629
 3/31/2006        $18,463      $14,289          $14,682                  $14,750
 4/30/2006        $18,703      $14,481          $14,655                  $14,905
 5/31/2006        $18,643      $14,064          $14,640                  $14,599
 6/30/2006        $18,809      $14,083          $14,671                  $14,607
 7/31/2006        $19,282      $14,170          $14,869                  $14,694
 8/31/2006        $19,603      $14,507          $15,096                  $14,946
 9/30/2006        $19,772      $14,881          $15,229                  $15,144
10/31/2006        $20,251      $15,366          $15,330                  $15,475
11/30/2006        $20,810      $15,658          $15,508                  $15,750
12/31/2006        $21,053      $15,878          $15,418                  $15,868
 1/31/2007        $21,228      $16,118          $15,411                  $16,028
 2/28/2007        $21,483      $15,803          $15,649                  $15,995
 3/31/2007        $21,740      $15,979          $15,649                  $16,123
 4/30/2007        $22,400      $16,687          $15,734                  $16,511
 5/31/2007        $22,740      $17,269          $15,615                  $16,802
 6/30/2007        $22,269      $16,983          $15,569                  $16,629
 7/31/2007        $21,713      $16,456          $15,698                  $16,346
 8/31/2007        $21,893      $16,703          $15,891                  $16,475
 9/30/2007        $22,568      $17,327          $16,011                  $16,928
10/31/2007        $22,749      $17,603          $16,155                  $17,218
11/30/2007        $22,185      $16,867          $16,446                  $16,815
12/31/2007        $22,172      $16,750          $16,492                  $16,739
 1/31/2008        $21,674      $15,745          $16,769                  $16,220
 2/29/2008        $21,176      $15,234          $16,792                  $16,000
 3/31/2008        $20,937      $15,168          $16,849                  $15,869
 4/30/2008        $22,093      $15,907          $16,814                  $16,330
 5/31/2008        $22,202      $16,113          $16,691                  $16,472
 6/30/2008        $20,990      $14,754          $16,678                  $15,680
 7/31/2008        $20,569      $14,630          $16,664                  $15,473
 8/31/2008        $20,503      $14,842          $16,822                  $15,503
 9/30/2008        $17,747      $13,519          $16,596                  $14,399

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/08
-------   -------
1-Year    -24.66%
5-Year     +3.76%
10-Year    +5.90%

CLASS B (11/1/01-9/30/08)

                               (PERFORMANCE GRAPH)

                                                                LIPPER MIXED-ASSET TARGET
             FRANKLIN INCOME   S&P 500      LEHMAN BROTHERS     ALLOCATION MODERATE FUNDS
   DATE       FUND - CLASS B    INDEX    U.S. AGGREGATE INDEX    CLASSIFICATION AVERAGE
----------   ---------------   -------   --------------------   -------------------------
 11/1/2001       $10,000       $10,000          $10,000                  $10,000
11/30/2001       $10,186       $10,767          $ 9,862                  $10,341
12/31/2001       $10,229       $10,861          $ 9,799                  $10,418
 1/31/2002       $10,344       $10,703          $ 9,879                  $10,331
 2/28/2002       $10,411       $10,497          $ 9,975                  $10,266
 3/31/2002       $10,671       $10,891          $ 9,809                  $10,482
 4/30/2002       $10,774       $10,231          $ 9,999                  $10,319
 5/31/2002       $10,731       $10,156          $10,084                  $10,296
 6/30/2002       $10,006       $ 9,432          $10,171                  $ 9,902
 7/31/2002       $ 9,571       $ 8,697          $10,294                  $ 9,425
 8/31/2002       $ 9,875       $ 8,754          $10,468                  $ 9,517
 9/30/2002       $ 9,437       $ 7,803          $10,637                  $ 9,004
10/31/2002       $ 9,445       $ 8,489          $10,589                  $ 9,304
11/30/2002       $ 9,955       $ 8,989          $10,586                  $ 9,623
12/31/2002       $10,091       $ 8,461          $10,805                  $ 9,432
 1/31/2003       $10,098       $ 8,239          $10,814                  $ 9,306
 2/28/2003       $10,004       $ 8,115          $10,964                  $ 9,249
 3/31/2003       $10,167       $ 8,194          $10,955                  $ 9,287
 4/30/2003       $10,851       $ 8,869          $11,046                  $ 9,747
 5/31/2003       $11,382       $ 9,337          $11,251                  $10,157
 6/30/2003       $11,653       $ 9,456          $11,229                  $10,242
 7/31/2003       $11,502       $ 9,623          $10,852                  $10,231
 8/31/2003       $11,671       $ 9,810          $10,924                  $10,381
 9/30/2003       $11,944       $ 9,706          $11,213                  $10,442
10/31/2003       $12,273       $10,256          $11,108                  $10,740
11/30/2003       $12,496       $10,346          $11,135                  $10,844
12/31/2003       $13,057       $10,888          $11,248                  $11,197
 1/31/2004       $13,228       $11,089          $11,339                  $11,341
 2/29/2004       $13,290       $11,243          $11,461                  $11,479
 3/31/2004       $13,242       $11,073          $11,547                  $11,457
 4/30/2004       $13,082       $10,899          $11,247                  $11,194
 5/31/2004       $12,979       $11,049          $11,202                  $11,232
 6/30/2004       $13,210       $11,263          $11,265                  $11,389
 7/31/2004       $13,219       $10,890          $11,377                  $11,201
 8/31/2004       $13,508       $10,934          $11,594                  $11,302
 9/30/2004       $13,687       $11,052          $11,625                  $11,433
10/31/2004       $13,866       $11,221          $11,723                  $11,574
11/30/2004       $14,160       $11,675          $11,629                  $11,865
12/31/2004       $14,531       $12,072          $11,736                  $12,139
 1/31/2005       $14,306       $11,778          $11,810                  $11,988
 2/28/2005       $14,602       $12,025          $11,740                  $12,148
 3/31/2005       $14,313       $11,812          $11,680                  $11,984
 4/30/2005       $14,082       $11,588          $11,838                  $11,869
 5/31/2005       $14,381       $11,957          $11,966                  $12,102
 6/30/2005       $14,803       $11,974          $12,031                  $12,204
 7/31/2005       $15,107       $12,419          $11,922                  $12,446
 8/31/2005       $15,053       $12,306          $12,075                  $12,475
 9/30/2005       $14,996       $12,406          $11,950                  $12,527
10/31/2005       $14,516       $12,199          $11,856                  $12,327
11/30/2005       $14,459       $12,660          $11,908                  $12,583
12/31/2005       $14,675       $12,665          $12,021                  $12,698
 1/31/2006       $15,111       $13,000          $12,022                  $13,010
 2/28/2006       $15,236       $13,035          $12,062                  $13,019
 3/31/2006       $15,300       $13,198          $11,944                  $13,127
 4/30/2006       $15,488       $13,375          $11,922                  $13,265
 5/31/2006       $15,427       $12,990          $11,909                  $12,993
 6/30/2006       $15,555       $13,008          $11,935                  $13,000
 7/31/2006       $15,936       $13,088          $12,096                  $13,078
 8/31/2006       $16,191       $13,399          $12,281                  $13,301
 9/30/2006       $16,320       $13,745          $12,389                  $13,478
10/31/2006       $16,706       $14,193          $12,471                  $13,772
11/30/2006       $17,157       $14,462          $12,615                  $14,017
12/31/2006       $17,346       $14,665          $12,542                  $14,122
 1/31/2007       $17,479       $14,887          $12,537                  $14,265
 2/28/2007       $17,677       $14,596          $12,730                  $14,235
 3/31/2007       $17,875       $14,759          $12,731                  $14,349
 4/30/2007       $18,408       $15,413          $12,800                  $14,695
 5/31/2007       $18,675       $15,951          $12,703                  $14,953
 6/30/2007       $18,273       $15,686          $12,665                  $14,799
 7/31/2007       $17,803       $15,199          $12,771                  $14,548
 8/31/2007       $17,938       $15,427          $12,927                  $14,663
 9/30/2007       $18,479       $16,004          $13,025                  $15,066
10/31/2007       $18,616       $16,259          $13,142                  $15,324
11/30/2007       $18,140       $15,579          $13,379                  $14,965
12/31/2007       $18,114       $15,471          $13,416                  $14,898
 1/31/2008       $17,691       $14,543          $13,641                  $14,436
 2/29/2008       $17,270       $14,071          $13,660                  $14,240
 3/31/2008       $17,062       $14,010          $13,707                  $14,123
 4/30/2008       $17,995       $14,692          $13,678                  $14,534
 5/31/2008       $18,071       $14,882          $13,578                  $14,660
 6/30/2008       $17,070       $13,628          $13,567                  $13,955
 7/31/2008       $16,714       $13,513          $13,556                  $13,771
 8/31/2008       $16,720       $13,709          $13,685                  $13,797
 9/30/2008       $14,390       $12,487          $13,501                  $12,815

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     9/30/08
-------                     -------
1-Year                      -25.02%
5-Year                       +3.49%
Since Inception (11/1/01)    +5.41%


                               Annual Report | 33

CLASS B1 (1/1/99-9/30/08)

                               (PERFORMANCE GRAPH)

                                         LEHMAN BROTHERS   LIPPER MIXED-ASSET TARGET
             FRANKLIN INCOME   S&P 500   U.S. AGGREGATE    ALLOCATION MODERATE FUNDS
   DATE      FUND - CLASS B1    INDEX         INDEX          CLASSIFICATION AVERAGE
----------   ---------------   -------   ---------------   -------------------------
  1/1/1999       $10,000       $10,000       $10,000                $10,000
 1/31/1999       $ 9,851       $10,418       $10,071                $10,131
 2/28/1999       $ 9,568       $10,094       $ 9,896                $ 9,864
 3/31/1999       $ 9,717       $10,498       $ 9,950                $10,069
 4/30/1999       $10,213       $10,905       $ 9,982                $10,402
 5/31/1999       $10,230       $10,647       $ 9,894                $10,259
 6/30/1999       $10,248       $11,238       $ 9,863                $10,497
 7/31/1999       $10,133       $10,887       $ 9,821                $10,344
 8/31/1999       $10,150       $10,834       $ 9,816                $10,242
 9/30/1999       $10,035       $10,537       $ 9,930                $10,138
10/31/1999       $10,009       $11,203       $ 9,967                $10,401
11/30/1999       $ 9,845       $11,431       $ 9,966                $10,539
12/31/1999       $ 9,883       $12,104       $ 9,918                $10,888
 1/31/2000       $ 9,949       $11,496       $ 9,885                $10,620
 2/29/2000       $ 9,782       $11,279       $10,005                $10,679
 3/31/2000       $ 9,941       $12,382       $10,137                $11,160
 4/30/2000       $10,290       $12,010       $10,108                $10,952
 5/31/2000       $10,452       $11,763       $10,103                $10,839
 6/30/2000       $10,519       $12,053       $10,313                $11,049
 7/31/2000       $10,633       $11,865       $10,407                $10,997
 8/31/2000       $11,233       $12,602       $10,558                $11,465
 9/30/2000       $11,448       $11,936       $10,624                $11,234
10/31/2000       $11,271       $11,886       $10,694                $11,172
11/30/2000       $11,242       $10,949       $10,869                $10,752
12/31/2000       $11,856       $11,002       $11,071                $11,049
 1/31/2001       $11,827       $11,393       $11,252                $11,251
 2/28/2001       $12,051       $10,354       $11,350                $10,826
 3/31/2001       $11,867       $ 9,698       $11,407                $10,470
 4/30/2001       $12,093       $10,452       $11,360                $10,901
 5/31/2001       $12,321       $10,522       $11,428                $10,964
 6/30/2001       $12,030       $10,266       $11,471                $10,829
 7/31/2001       $11,894       $10,165       $11,728                $10,796
 8/31/2001       $12,021       $ 9,528       $11,862                $10,535
 9/30/2001       $11,460       $ 8,759       $12,000                $ 9,987
10/31/2001       $11,535       $ 8,926       $12,251                $10,183
11/30/2001       $11,772       $ 9,611       $12,082                $10,530
12/31/2001       $11,877       $ 9,695       $12,006                $10,608
 1/31/2002       $11,954       $ 9,553       $12,103                $10,520
 2/28/2002       $12,031       $ 9,369       $12,220                $10,453
 3/31/2002       $12,388       $ 9,721       $12,017                $10,673
 4/30/2002       $12,455       $ 9,132       $12,250                $10,507
 5/31/2002       $12,410       $ 9,065       $12,354                $10,484
 6/30/2002       $11,630       $ 8,419       $12,461                $10,083
 7/31/2002       $11,074       $ 7,763       $12,612                $ 9,597
 8/31/2002       $11,429       $ 7,814       $12,825                $ 9,691
 9/30/2002       $10,925       $ 6,965       $13,032                $ 9,169
10/31/2002       $10,995       $ 7,578       $12,973                $ 9,474
11/30/2002       $11,590       $ 8,024       $12,969                $ 9,799
12/31/2002       $11,690       $ 7,552       $13,237                $ 9,604
 1/31/2003       $11,762       $ 7,354       $13,249                $ 9,476
 2/28/2003       $11,597       $ 7,244       $13,432                $ 9,418
 3/31/2003       $11,849       $ 7,314       $13,422                $ 9,457
 4/30/2003       $12,583       $ 7,917       $13,532                $ 9,925
 5/31/2003       $13,261       $ 8,334       $13,785                $10,343
 6/30/2003       $13,517       $ 8,440       $13,757                $10,429
 7/31/2003       $13,347       $ 8,589       $13,295                $10,418
 8/31/2003       $13,546       $ 8,756       $13,383                $10,570
 9/30/2003       $13,929       $ 8,664       $13,737                $10,633
10/31/2003       $14,314       $ 9,154       $13,609                $10,936
11/30/2003       $14,514       $ 9,235       $13,642                $11,042
12/31/2003       $15,234       $ 9,719       $13,781                $11,402
 1/31/2004       $15,437       $ 9,898       $13,892                $11,548
 2/29/2004       $15,514       $10,035       $14,042                $11,689
 3/31/2004       $15,461       $ 9,884       $14,147                $11,666
 4/30/2004       $15,215       $ 9,728       $13,779                $11,398
 5/31/2004       $15,162       $ 9,862       $13,724                $11,437
 6/30/2004       $15,371       $10,053       $13,801                $11,597
 7/31/2004       $15,450       $ 9,720       $13,938                $11,406
 8/31/2004       $15,793       $ 9,759       $14,204                $11,508
 9/30/2004       $16,004       $ 9,865       $14,243                $11,642
10/31/2004       $16,217       $10,016       $14,362                $11,785
11/30/2004       $16,564       $10,421       $14,248                $12,082
12/31/2004       $17,001       $10,775       $14,379                $12,361
 1/31/2005       $16,743       $10,513       $14,469                $12,207
 2/28/2005       $17,093       $10,734       $14,384                $12,370
 3/31/2005       $16,761       $10,544       $14,310                $12,203
 4/30/2005       $16,497       $10,344       $14,503                $12,086
 5/31/2005       $16,851       $10,673       $14,660                $12,323
 6/30/2005       $17,347       $10,688       $14,740                $12,426
 7/31/2005       $17,706       $11,085       $14,606                $12,674
 8/31/2005       $17,647       $10,984       $14,793                $12,703
 9/30/2005       $17,587       $11,073       $14,641                $12,756
10/31/2005       $17,032       $10,889       $14,525                $12,552
11/30/2005       $16,970       $11,301       $14,589                $12,813
12/31/2005       $17,228       $11,304       $14,728                $12,930
 1/31/2006       $17,743       $11,604       $14,729                $13,248
 2/28/2006       $17,896       $11,635       $14,778                $13,257
 3/31/2006       $17,975       $11,780       $14,633                $13,367
 4/30/2006       $18,201       $11,938       $14,606                $13,507
 5/31/2006       $18,134       $11,595       $14,591                $13,231
 6/30/2006       $18,288       $11,611       $14,621                $13,237
 7/31/2006       $18,740       $11,682       $14,819                $13,317
 8/31/2006       $19,045       $11,960       $15,046                $13,544
 9/30/2006       $19,201       $12,268       $15,178                $13,724
10/31/2006       $19,733       $12,668       $15,278                $14,024
11/30/2006       $20,193       $12,909       $15,456                $14,273
12/31/2006       $20,421       $13,090       $15,366                $14,380
 1/31/2007       $20,591       $13,288       $15,360                $14,526
 2/28/2007       $20,838       $13,028       $15,597                $14,495
 3/31/2007       $21,086       $13,174       $15,597                $14,611
 4/30/2007       $21,727       $13,757       $15,681                $14,963
 5/31/2007       $22,057       $14,237       $15,562                $15,226
 6/30/2007       $21,600       $14,001       $15,516                $15,070
 7/31/2007       $21,060       $13,567       $15,646                $14,813
 8/31/2007       $21,235       $13,770       $15,838                $14,930
 9/30/2007       $21,889       $14,285       $15,958                $15,341
10/31/2007       $22,064       $14,512       $16,101                $15,603
11/30/2007       $21,517       $13,906       $16,391                $15,238
12/31/2007       $21,504       $13,809       $16,437                $15,170
 1/31/2008       $21,020       $12,981       $16,713                $14,699
 2/29/2008       $20,537       $12,559       $16,736                $14,500
 3/31/2008       $20,305       $12,505       $16,793                $14,381
 4/30/2008       $21,426       $13,114       $16,758                $14,799
 5/31/2008       $21,531       $13,284       $16,635                $14,928
 6/30/2008       $20,355       $12,164       $16,622                $14,210
 7/31/2008       $19,948       $12,062       $16,608                $14,022
 8/31/2008       $19,884       $12,236       $16,766                $14,049
 9/30/2008       $17,214       $11,146       $16,541                $13,049

AVERAGE ANNUAL TOTAL RETURN

CLASS B1                   9/30/08
-------                    -------
1-Year                     -24.66%
5-Year                      +3.84%
Since Inception (1/1/99)    +5.73%

CLASS C (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

                                                                LIPPER MIXED-ASSET TARGET
             FRANKLIN INCOME   S&P 500   LEHMAN BROTHERS U.S.   ALLOCATION MODERATE FUNDS
   DATE       FUND - CLASS C    INDEX      AGGREGATE INDEX        CLASSIFICATION AVERAGE
----------   ---------------   -------   --------------------   -------------------------
 10/1/1998        $10,000      $10,000          $10,000                  $10,000
10/31/1998        $10,060      $10,813          $ 9,947                  $10,346
11/30/1998        $10,380      $11,469          $10,004                  $10,707
12/31/1998        $10,319      $12,130          $10,034                  $11,035
 1/31/1999        $10,204      $12,637          $10,105                  $11,179
 2/28/1999        $ 9,912      $12,244          $ 9,929                  $10,884
 3/31/1999        $10,064      $12,734          $ 9,984                  $11,111
 4/30/1999        $10,575      $13,227          $10,015                  $11,478
 5/31/1999        $10,592      $12,915          $ 9,928                  $11,321
 6/30/1999        $10,611      $13,632          $ 9,896                  $11,584
 7/31/1999        $10,493      $13,206          $ 9,854                  $11,415
 8/31/1999        $10,466      $13,141          $ 9,849                  $11,302
 9/30/1999        $10,346      $12,781          $ 9,963                  $11,187
10/31/1999        $10,365      $13,589          $10,000                  $11,477
11/30/1999        $10,197      $13,866          $ 9,999                  $11,630
12/31/1999        $10,235      $14,682          $ 9,951                  $12,015
 1/31/2000        $10,255      $13,945          $ 9,919                  $11,719
 2/29/2000        $10,130      $13,681          $10,039                  $11,784
 3/31/2000        $10,295      $15,019          $10,171                  $12,315
 4/30/2000        $10,655      $14,567          $10,142                  $12,085
 5/31/2000        $10,773      $14,268          $10,137                  $11,960
 6/30/2000        $10,842      $14,620          $10,348                  $12,192
 7/31/2000        $11,010      $14,391          $10,442                  $12,135
 8/31/2000        $11,629      $15,285          $10,593                  $12,651
 9/30/2000        $11,850      $14,478          $10,660                  $12,397
10/31/2000        $11,669      $14,417          $10,730                  $12,328
11/30/2000        $11,588      $13,280          $10,906                  $11,865
12/31/2000        $12,271      $13,345          $11,108                  $12,192
 1/31/2001        $12,241      $13,819          $11,290                  $12,415
 2/28/2001        $12,471      $12,559          $11,388                  $11,946
 3/31/2001        $12,281      $11,763          $11,445                  $11,553
 4/30/2001        $12,515      $12,677          $11,398                  $12,029
 5/31/2001        $12,749      $12,762          $11,467                  $12,099
 6/30/2001        $12,449      $12,452          $11,510                  $11,950
 7/31/2001        $12,309      $12,329          $11,767                  $11,913
 8/31/2001        $12,440      $11,557          $11,902                  $11,625
 9/30/2001        $11,861      $10,624          $12,041                  $11,020
10/31/2001        $11,937      $10,827          $12,293                  $11,236
11/30/2001        $12,181      $11,657          $12,123                  $11,619
12/31/2001        $12,288      $11,759          $12,046                  $11,705
 1/31/2002        $12,367      $11,588          $12,144                  $11,608
 2/28/2002        $12,447      $11,364          $12,261                  $11,535
 3/31/2002        $12,813      $11,792          $12,057                  $11,777
 4/30/2002        $12,883      $11,077          $12,291                  $11,595
 5/31/2002        $12,837      $10,995          $12,396                  $11,569
 6/30/2002        $12,036      $10,212          $12,503                  $11,126
 7/31/2002        $11,463      $ 9,416          $12,654                  $10,590
 8/31/2002        $11,829      $ 9,478          $12,868                  $10,694
 9/30/2002        $11,310      $ 8,448          $13,076                  $10,117
10/31/2002        $11,382      $ 9,191          $13,016                  $10,454
11/30/2002        $11,995      $ 9,732          $13,013                  $10,813
12/31/2002        $12,099      $ 9,160          $13,282                  $10,598
 1/31/2003        $12,113      $ 8,920          $13,293                  $10,457
 2/28/2003        $12,005      $ 8,786          $13,477                  $10,393
 3/31/2003        $12,264      $ 8,871          $13,467                  $10,435
 4/30/2003        $13,020      $ 9,602          $13,578                  $10,952
 5/31/2003        $13,719      $10,109          $13,831                  $11,413
 6/30/2003        $13,983      $10,238          $13,804                  $11,508
 7/31/2003        $13,807      $10,418          $13,339                  $11,496
 8/31/2003        $14,010      $10,621          $13,428                  $11,664
 9/30/2003        $14,405      $10,509          $13,783                  $11,733
10/31/2003        $14,801      $11,103          $13,655                  $12,067
11/30/2003        $15,007      $11,201          $13,688                  $12,184
12/31/2003        $15,749      $11,789          $13,827                  $12,582
 1/31/2004        $15,958      $12,005          $13,938                  $12,743
 2/29/2004        $16,038      $12,172          $14,089                  $12,898
 3/31/2004        $15,984      $11,989          $14,195                  $12,874
 4/30/2004        $15,797      $11,800          $13,825                  $12,577
 5/31/2004        $15,676      $11,962          $13,770                  $12,620
 6/30/2004        $15,959      $12,194          $13,848                  $12,797
 7/31/2004        $15,973      $11,790          $13,985                  $12,586
 8/31/2004        $16,326      $11,838          $14,252                  $12,699
 9/30/2004        $16,544      $11,965          $14,291                  $12,846
10/31/2004        $16,762      $12,148          $14,410                  $13,004
11/30/2004        $17,120      $12,641          $14,295                  $13,332
12/31/2004        $17,570      $13,070          $14,427                  $13,640
 1/31/2005        $17,305      $12,752          $14,518                  $13,470
 2/28/2005        $17,664      $13,020          $14,432                  $13,650
 3/31/2005        $17,323      $12,789          $14,358                  $13,466
 4/30/2005        $17,050      $12,546          $14,552                  $13,336
 5/31/2005        $17,416      $12,946          $14,710                  $13,598
 6/30/2005        $17,997      $12,964          $14,790                  $13,712
 7/31/2005        $18,295      $13,446          $14,655                  $13,985
 8/31/2005        $18,234      $13,324          $14,843                  $14,017
 9/30/2005        $18,171      $13,432          $14,690                  $14,076
10/31/2005        $17,599      $13,208          $14,574                  $13,851
11/30/2005        $17,536      $13,707          $14,638                  $14,139
12/31/2005        $17,801      $13,712          $14,777                  $14,268
 1/31/2006        $18,330      $14,075          $14,778                  $14,619
 2/28/2006        $18,486      $14,113          $14,827                  $14,629
 3/31/2006        $18,568      $14,289          $14,682                  $14,750
 4/30/2006        $18,802      $14,481          $14,655                  $14,905
 5/31/2006        $18,734      $14,064          $14,640                  $14,599
 6/30/2006        $18,892      $14,083          $14,671                  $14,607
 7/31/2006        $19,433      $14,170          $14,869                  $14,694
 8/31/2006        $19,747      $14,507          $15,096                  $14,946
 9/30/2006        $19,908      $14,881          $15,229                  $15,144
10/31/2006        $20,378      $15,366          $15,330                  $15,475
11/30/2006        $20,850      $15,658          $15,508                  $15,750
12/31/2006        $21,163      $15,878          $15,418                  $15,868
 1/31/2007        $21,330      $16,118          $15,411                  $16,028
 2/28/2007        $21,576      $15,803          $15,649                  $15,995
 3/31/2007        $21,823      $15,979          $15,649                  $16,123
 4/30/2007        $22,391      $16,687          $15,734                  $16,511
 5/31/2007        $22,799      $17,269          $15,615                  $16,802
 6/30/2007        $22,321      $16,983          $15,569                  $16,629
 7/31/2007        $21,759      $16,456          $15,698                  $16,346
 8/31/2007        $21,928      $16,703          $15,891                  $16,475
 9/30/2007        $22,589      $17,327          $16,011                  $16,928
10/31/2007        $22,761      $17,603          $16,155                  $17,218
11/30/2007        $22,192      $16,867          $16,446                  $16,815
12/31/2007        $22,084      $16,750          $16,492                  $16,739
 1/31/2008        $21,664      $15,745          $16,769                  $16,220
 2/29/2008        $21,161      $15,234          $16,792                  $16,000
 3/31/2008        $20,830      $15,168          $16,849                  $15,869
 4/30/2008        $22,052      $15,907          $16,814                  $16,330
 5/31/2008        $22,151      $16,113          $16,691                  $16,472
 6/30/2008        $20,943      $14,754          $16,678                  $15,680
 7/31/2008        $20,430      $14,630          $16,664                  $15,473
 8/31/2008        $20,444      $14,842          $16,822                  $15,503
 9/30/2008        $17,624      $13,519          $16,596                  $14,399

AVERAGE ANNUAL TOTAL RETURN

CLASS C   9/30/08
-------   -------
1-Year    -22.70%
5-Year     +4.12%
10-Year    +5.83%


                               34 | Annual Report

CLASS R (1/1/02-9/30/08)

                               (PERFORMANCE GRAPH)

                                                                LIPPER MIXED-ASSET TARGET
             FRANKLIN INCOME   S&P 500   LEHMAN BROTHERS U.S.   ALLOCATION MODERATE FUNDS
   DATE       FUND - CLASS R    INDEX       AGGREGATE INDEX       CLASSIFICATION AVERAGE
----------   ---------------   -------   --------------------   -------------------------
  1/1/2002        $10,000      $10,000          $10,000                  $10,000
 1/31/2002        $10,069      $ 9,854          $10,081                  $ 9,917
 2/28/2002        $10,136      $ 9,664          $10,179                  $ 9,855
 3/31/2002        $10,390      $10,028          $10,009                  $10,061
 4/30/2002        $10,448      $ 9,420          $10,204                  $ 9,906
 5/31/2002        $10,412      $ 9,350          $10,290                  $ 9,884
 6/30/2002        $ 9,709      $ 8,684          $10,379                  $ 9,505
 7/31/2002        $ 9,289      $ 8,007          $10,505                  $ 9,047
 8/31/2002        $ 9,590      $ 8,060          $10,682                  $ 9,136
 9/30/2002        $ 9,166      $ 7,184          $10,855                  $ 8,643
10/31/2002        $ 9,178      $ 7,816          $10,806                  $ 8,931
11/30/2002        $ 9,681      $ 8,276          $10,803                  $ 9,237
12/31/2002        $ 9,817      $ 7,790          $11,026                  $ 9,054
 1/31/2003        $ 9,829      $ 7,585          $11,035                  $ 8,933
 2/28/2003        $ 9,741      $ 7,472          $11,188                  $ 8,879
 3/31/2003        $ 9,905      $ 7,544          $11,179                  $ 8,915
 4/30/2003        $10,577      $ 8,166          $11,272                  $ 9,356
 5/31/2003        $11,102      $ 8,596          $11,482                  $ 9,750
 6/30/2003        $11,319      $ 8,706          $11,459                  $ 9,831
 7/31/2003        $11,227      $ 8,859          $11,074                  $ 9,821
 8/31/2003        $11,344      $ 9,032          $11,147                  $ 9,965
 9/30/2003        $11,670      $ 8,936          $11,442                  $10,024
10/31/2003        $11,997      $ 9,442          $11,336                  $10,309
11/30/2003        $12,168      $ 9,525          $11,363                  $10,409
12/31/2003        $12,779      $10,025          $11,478                  $10,749
 1/31/2004        $12,953      $10,209          $11,571                  $10,886
 2/29/2004        $12,966      $10,351          $11,696                  $11,019
 3/31/2004        $12,978      $10,195          $11,784                  $10,998
 4/30/2004        $12,772      $10,035          $11,477                  $10,745
 5/31/2004        $12,730      $10,172          $11,431                  $10,782
 6/30/2004        $12,908      $10,370          $11,496                  $10,933
 7/31/2004        $12,977      $10,026          $11,610                  $10,752
 8/31/2004        $13,268      $10,067          $11,831                  $10,849
 9/30/2004        $13,449      $10,175          $11,863                  $10,975
10/31/2004        $13,631      $10,331          $11,963                  $11,110
11/30/2004        $13,927      $10,749          $11,867                  $11,390
12/31/2004        $14,299      $11,115          $11,976                  $11,653
 1/31/2005        $14,026      $10,844          $12,052                  $11,507
 2/28/2005        $14,383      $11,072          $11,981                  $11,661
 3/31/2005        $14,102      $10,876          $11,919                  $11,504
 4/30/2005        $13,879      $10,669          $12,080                  $11,394
 5/31/2005        $14,182      $11,009          $12,211                  $11,617
 6/30/2005        $14,605      $11,024          $12,278                  $11,714
 7/31/2005        $14,912      $11,435          $12,166                  $11,948
 8/31/2005        $14,864      $11,330          $12,322                  $11,975
 9/30/2005        $14,814      $11,422          $12,195                  $12,025
10/31/2005        $14,344      $11,232          $12,098                  $11,833
11/30/2005        $14,295      $11,656          $12,152                  $12,079
12/31/2005        $14,516      $11,660          $12,267                  $12,189
 1/31/2006        $14,955      $11,969          $12,268                  $12,489
 2/28/2006        $15,087      $12,002          $12,309                  $12,498
 3/31/2006        $15,156      $12,151          $12,188                  $12,601
 4/30/2006        $15,350      $12,314          $12,166                  $12,734
 5/31/2006        $15,233      $11,960          $12,153                  $12,473
 6/30/2006        $15,366      $11,976          $12,179                  $12,479
 7/31/2006        $15,815      $12,050          $12,343                  $12,554
 8/31/2006        $16,077      $12,337          $12,532                  $12,768
 9/30/2006        $16,212      $12,655          $12,642                  $12,938
10/31/2006        $16,603      $13,067          $12,726                  $13,220
11/30/2006        $16,997      $13,315          $12,874                  $13,456
12/31/2006        $17,192      $13,502          $12,799                  $13,556
 1/31/2007        $17,397      $13,706          $12,794                  $13,693
 2/28/2007        $17,536      $13,438          $12,991                  $13,665
 3/31/2007        $17,810      $13,589          $12,991                  $13,774
 4/30/2007        $18,284      $14,191          $13,061                  $14,106
 5/31/2007        $18,626      $14,686          $12,962                  $14,354
 6/30/2007        $18,232      $14,442          $12,924                  $14,206
 7/31/2007        $17,702      $13,994          $13,032                  $13,965
 8/31/2007        $17,912      $14,204          $13,192                  $14,075
 9/30/2007        $18,395      $14,735          $13,292                  $14,462
10/31/2007        $18,607      $14,969          $13,411                  $14,709
11/30/2007        $18,138      $14,344          $13,652                  $14,365
12/31/2007        $18,051      $14,244          $13,691                  $14,301
 1/31/2008        $17,705      $13,390          $13,921                  $13,857
 2/29/2008        $17,219      $12,955          $13,940                  $13,669
 3/31/2008        $17,017      $12,899          $13,987                  $13,557
 4/30/2008        $17,963      $13,527          $13,958                  $13,951
 5/31/2008        $18,048      $13,702          $13,856                  $14,073
 6/30/2008        $17,046      $12,547          $13,845                  $13,396
 7/31/2008        $16,694      $12,441          $13,833                  $13,219
 8/31/2008        $16,708      $12,621          $13,965                  $13,244
 9/30/2008        $14,365      $11,497          $13,777                  $12,301

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    9/30/08
-------                    -------
1-Year                     -21.91%
5-Year                      +4.24%
Since Inception (1/1/02)    +5.52%

ADVISOR CLASS (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN INCOME                                    LIPPER MIXED-ASSET TARGET
             FUND - ADVISOR    S&P 500   LEHMAN BROTHERS U.S.   ALLOCATION MODERATE FUNDS
   DATE           CLASS         INDEX      AGGREGATE INDEX        CLASSIFICATION AVERAGE
----------   ---------------   -------   --------------------   -------------------------
 10/1/1998        $10,000      $10,000          $10,000                  $10,000
10/31/1998        $10,023      $10,813          $ 9,947                  $10,346
11/30/1998        $10,349      $11,469          $10,004                  $10,707
12/31/1998        $10,337      $12,130          $10,034                  $11,035
 1/31/1999        $10,184      $12,637          $10,105                  $11,179
 2/28/1999        $ 9,897      $12,244          $ 9,929                  $10,884
 3/31/1999        $10,055      $12,734          $ 9,984                  $11,111
 4/30/1999        $10,574      $13,227          $10,015                  $11,478
 5/31/1999        $10,597      $12,915          $ 9,928                  $11,321
 6/30/1999        $10,621      $13,632          $ 9,896                  $11,584
 7/31/1999        $10,508      $13,206          $ 9,854                  $11,415
 8/31/1999        $10,486      $13,141          $ 9,849                  $11,302
 9/30/1999        $10,371      $12,781          $ 9,963                  $11,187
10/31/1999        $10,396      $13,589          $10,000                  $11,477
11/30/1999        $10,233      $13,866          $ 9,999                  $11,630
12/31/1999        $10,277      $14,682          $ 9,951                  $12,015
 1/31/2000        $10,304      $13,945          $ 9,919                  $11,719
 2/29/2000        $10,183      $13,681          $10,039                  $11,784
 3/31/2000        $10,356      $15,019          $10,171                  $12,315
 4/30/2000        $10,677      $14,567          $10,142                  $12,085
 5/31/2000        $10,850      $14,268          $10,137                  $11,960
 6/30/2000        $10,927      $14,620          $10,348                  $12,192
 7/31/2000        $11,053      $14,391          $10,442                  $12,135
 8/31/2000        $11,686      $15,285          $10,593                  $12,651
 9/30/2000        $11,916      $14,478          $10,660                  $12,397
10/31/2000        $11,738      $14,417          $10,730                  $12,328
11/30/2000        $11,713      $13,280          $10,906                  $11,865
12/31/2000        $12,363      $13,345          $11,108                  $12,192
 1/31/2001        $12,392      $13,819          $11,290                  $12,415
 2/28/2001        $12,633      $12,559          $11,388                  $11,946
 3/31/2001        $12,394      $11,763          $11,445                  $11,553
 4/30/2001        $12,693      $12,677          $11,398                  $12,029
 5/31/2001        $12,884      $12,762          $11,467                  $12,099
 6/30/2001        $12,585      $12,452          $11,510                  $11,950
 7/31/2001        $12,449      $12,329          $11,767                  $11,913
 8/31/2001        $12,589      $11,557          $11,902                  $11,625
 9/30/2001        $12,060      $10,624          $12,041                  $11,020
10/31/2001        $12,089      $10,827          $12,293                  $11,236
11/30/2001        $12,346      $11,657          $12,123                  $11,619
12/31/2001        $12,462      $11,759          $12,046                  $11,705
 1/31/2002        $12,608      $11,588          $12,144                  $11,608
 2/28/2002        $12,696      $11,364          $12,261                  $11,535
 3/31/2002        $13,021      $11,792          $12,057                  $11,777
 4/30/2002        $13,158      $11,077          $12,291                  $11,595
 5/31/2002        $13,118      $10,995          $12,396                  $11,569
 6/30/2002        $12,243      $10,212          $12,503                  $11,126
 7/31/2002        $11,721      $ 9,416          $12,654                  $10,590
 8/31/2002        $12,045      $ 9,478          $12,868                  $10,694
 9/30/2002        $11,516      $ 8,448          $13,076                  $10,117
10/31/2002        $11,597      $ 9,191          $13,016                  $10,454
11/30/2002        $12,234      $ 9,732          $13,013                  $10,813
12/31/2002        $12,347      $ 9,160          $13,282                  $10,598
 1/31/2003        $12,429      $ 8,920          $13,293                  $10,457
 2/28/2003        $12,323      $ 8,786          $13,477                  $10,393
 3/31/2003        $12,535      $ 8,871          $13,467                  $10,435
 4/30/2003        $13,323      $ 9,602          $13,578                  $10,952
 5/31/2003        $14,053      $10,109          $13,831                  $11,413
 6/30/2003        $14,333      $10,238          $13,804                  $11,508
 7/31/2003        $14,159      $10,418          $13,339                  $11,496
 8/31/2003        $14,377      $10,621          $13,428                  $11,664
 9/30/2003        $14,795      $10,509          $13,783                  $11,733
10/31/2003        $15,214      $11,103          $13,655                  $12,067
11/30/2003        $15,436      $11,201          $13,688                  $12,184
12/31/2003        $16,214      $11,789          $13,827                  $12,582
 1/31/2004        $16,439      $12,005          $13,938                  $12,743
 2/29/2004        $16,531      $12,172          $14,089                  $12,898
 3/31/2004        $16,484      $11,989          $14,195                  $12,874
 4/30/2004        $16,231      $11,800          $13,825                  $12,577
 5/31/2004        $16,184      $11,962          $13,770                  $12,620
 6/30/2004        $16,417      $12,194          $13,848                  $12,797
 7/31/2004        $16,510      $11,790          $13,985                  $12,586
 8/31/2004        $16,887      $11,838          $14,252                  $12,699
 9/30/2004        $17,123      $11,965          $14,291                  $12,846
10/31/2004        $17,361      $12,148          $14,410                  $13,004
11/30/2004        $17,744      $12,641          $14,295                  $13,332
12/31/2004        $18,224      $13,070          $14,427                  $13,640
 1/31/2005        $17,884      $12,752          $14,518                  $13,470
 2/28/2005        $18,345      $13,020          $14,432                  $13,650
 3/31/2005        $17,996      $12,789          $14,358                  $13,466
 4/30/2005        $17,721      $12,546          $14,552                  $13,336
 5/31/2005        $18,114      $12,946          $14,710                  $13,598
 6/30/2005        $18,659      $12,964          $14,790                  $13,712
 7/31/2005        $19,056      $13,446          $14,655                  $13,985
 8/31/2005        $19,002      $13,324          $14,843                  $14,017
 9/30/2005        $18,947      $13,432          $14,690                  $14,076
10/31/2005        $18,357      $13,208          $14,574                  $13,851
11/30/2005        $18,302      $13,707          $14,638                  $14,139
12/31/2005        $18,591      $13,712          $14,777                  $14,268
 1/31/2006        $19,159      $14,075          $14,778                  $14,619
 2/28/2006        $19,334      $14,113          $14,827                  $14,629
 3/31/2006        $19,431      $14,289          $14,682                  $14,750
 4/30/2006        $19,688      $14,481          $14,655                  $14,905
 5/31/2006        $19,547      $14,064          $14,640                  $14,599
 6/30/2006        $19,725      $14,083          $14,671                  $14,607
 7/31/2006        $20,307      $14,170          $14,869                  $14,694
 8/31/2006        $20,650      $14,507          $15,096                  $14,946
 9/30/2006        $20,831      $14,881          $15,229                  $15,144
10/31/2006        $21,340      $15,366          $15,330                  $15,475
11/30/2006        $21,934      $15,658          $15,508                  $15,750
12/31/2006        $22,195      $15,878          $15,418                  $15,868
 1/31/2007        $22,383      $16,118          $15,411                  $16,028
 2/28/2007        $22,655      $15,803          $15,649                  $15,995
 3/31/2007        $22,930      $15,979          $15,649                  $16,123
 4/30/2007        $23,546      $16,687          $15,734                  $16,511
 5/31/2007        $23,994      $17,269          $15,615                  $16,802
 6/30/2007        $23,497      $16,983          $15,569                  $16,629
 7/31/2007        $22,912      $16,456          $15,698                  $16,346
 8/31/2007        $23,105      $16,703          $15,891                  $16,475
 9/30/2007        $23,823      $17,327          $16,011                  $16,928
10/31/2007        $24,019      $17,603          $16,155                  $17,218
11/30/2007        $23,425      $16,867          $16,446                  $16,815
12/31/2007        $23,323      $16,750          $16,492                  $16,739
 1/31/2008        $22,889      $15,745          $16,769                  $16,220
 2/29/2008        $22,363      $15,234          $16,792                  $16,000
 3/31/2008        $22,021      $15,168          $16,849                  $15,869
 4/30/2008        $23,341      $15,907          $16,814                  $16,330
 5/31/2008        $23,459      $16,113          $16,691                  $16,472
 6/30/2008        $22,177      $14,754          $16,678                  $15,680
 7/31/2008        $21,639      $14,630          $16,664                  $15,473
 8/31/2008        $21,666      $14,842          $16,822                  $15,503
 9/30/2008        $18,742      $13,519          $16,596                  $14,399

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   9/30/08
-------------   -------
1-Year          -21.33%
5-Year           +4.84%
10-Year          +6.48%


                               Annual Report | 35

ENDNOTES

THE FUND'S PORTFOLIO INCLUDES A SUBSTANTIAL PORTION OF HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS BECAUSE OF THE RELATIVELY HIGHER YIELDS THEY OFFER. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT-GRADE SECURITIES. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:              These shares have higher annual fees and expenses than
                      Class A shares.
CLASS B1
(formerly Class B):   These shares have higher annual fees and expenses than
                      Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:        Shares are available to certain eligible investors as
                      described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Distribution rate is based on an annualization of the respective class's
     September dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 9/30/08.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Sources: (C) 2008 Morningstar; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the 12-month period ended 9/30/08, there were 498 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered.


                               36 | Annual Report

Your Fund's Expenses

FRANKLIN INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 37

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $  847.60              $2.86
Hypothetical (5% return before expenses)         $1,000           $1,021.90              $3.13
CLASS B
Actual                                           $1,000           $  843.40              $6.77
Hypothetical (5% return before expenses)         $1,000           $1,017.65              $7.41
CLASS B1
Actual                                           $1,000           $  845.50              $5.17
Hypothetical (5% return before expenses)         $1,000           $1,019.40              $5.65
CLASS C
Actual                                           $1,000           $  846.10              $5.17
Hypothetical (5% return before expenses)         $1,000           $1,019.40              $5.65
CLASS R
Actual                                           $1,000           $  844.10              $4.47
Hypothetical (5% return before expenses)         $1,000           $1,020.15              $4.90
ADVISOR CLASS
Actual                                           $1,000           $  851.10              $2.18
Hypothetical (5% return before expenses)         $1,000           $1,022.65              $2.38

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.47%; B1; 1.12%; C: 1.12%; R:
     0.97%; and Advisor: 0.47%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               38 | Annual Report

Franklin U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.(1) Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

PORTFOLIO BREAKDOWN

Franklin U.S. Government Securities Fund
Based on Total Net Assets as of 9/30/08

                                   (PIE-CHART)

GNMA .......................   94.0%
Short-Term Investments &
Other Net Assets ...........    6.0%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin U.S. Government Securities Fund covers the fiscal year ended September 30, 2008.

PERFORMANCE OVERVIEW

Franklin U.S. Government Securities Fund - Class A posted a +6.00% cumulative total return for the 12 months under review. The Fund outperformed the +5.51% total return of its peers as measured by the Lipper GNMA Funds Classification Average.(2) In comparison, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Government: Intermediate Index returned +7.52% for

(1.) Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

(2.) Source: Lipper Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the 12-month period ended 9/30/08, there were 63 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 96.


                               Annual Report | 39

DIVIDEND DISTRIBUTIONS*

Franklin U.S. Government Securities Fund
10/1/07-9/30/08

                                     DIVIDEND PER SHARE
            -------------------------------------------------------------------
                                                                      ADVISOR
MONTH         CLASS A       CLASS B       CLASS C       CLASS R        CLASS
---------   -----------   -----------   -----------   -----------   -----------
October      2.69 cents    2.41 cents    2.41 cents    2.49 cents    2.75 cents
November     2.69 cents    2.41 cents    2.41 cents    2.49 cents    2.75 cents
December     2.69 cents    2.40 cents    2.41 cents    2.49 cents    2.75 cents
January      2.69 cents    2.40 cents    2.41 cents    2.49 cents    2.75 cents
February     2.69 cents    2.40 cents    2.41 cents    2.49 cents    2.75 cents
March        2.69 cents    2.40 cents    2.41 cents    2.49 cents    2.77 cents
April        2.69 cents    2.40 cents    2.41 cents    2.49 cents    2.77 cents
May          2.69 cents    2.40 cents    2.41 cents    2.49 cents    2.77 cents
June         2.55 cents    2.26 cents    2.27 cents    2.34 cents    2.61 cents
July         2.55 cents    2.26 cents    2.27 cents    2.34 cents    2.61 cents
August       2.55 cents    2.26 cents    2.27 cents    2.34 cents    2.61 cents
September    2.55 cents    2.29 cents    2.29 cents    2.37 cents    2.62 cents
            -----------   -----------   -----------   -----------   -----------
TOTAL       31.72 CENTS   28.29 CENTS   28.38 CENTS   29.31 CENTS   32.51 CENTS
            ===========   ===========   ===========   ===========   ===========

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

the same period.(3) The Fund's return reflects the effect of management fees and expenses, while the BC U.S. Government: Intermediate Index does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 43.

INVESTMENT STRATEGY

We seek to invest substantially in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments may include short-term government securities and cash or cash equivalents.

(3.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index, which covers securities issued by the U.S. government (i.e., securities in the BC U.S. Treasury and Agency Indexes), including public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               40 | Annual Report

MANAGER'S DISCUSSION

During the 12 months under review, we were pleased with the Fund's performance versus its peers as measured by the Lipper GNMA Funds Classification Average. Increased volatility and uncertainty characterized the fixed income market environment and investors' appetite for risk declined as economic prospects worsened and credit market conditions deteriorated. Against this backdrop, GNMA mortgage-backed securities (MBS) were among the best performing sectors in the fixed income market, although they lagged the superior performance of U.S. Treasuries during the reporting period.

Overall conditions were challenging due to concerns about housing market weakness, inflation, and continued financial market deleveraging and recapitalization. Although GNMA securities were not immune to the volatility, they were somewhat buffered from recent credit market disruptions due to their high degree of credit safety. While concerns swirled around Fannie Mae and Freddie Mac debt, particularly near the end of the reporting period, many investors appeared to find GNMA securities attractive due to their explicit government guarantee.(1)

Based on our belief that income should continue to drive performance within the GNMA market, we focused primarily on 30-year collateral bonds rather than their 15-year counterparts, which was consistent with our investment strategy. Historically, we have allocated the Fund's assets between the two tiers of the GNMA market -- the GNMA I (comprising single-issuer pools) and GNMA II (comprising multiple-issuer pools) programs. Over the period, we slightly reduced our allocation to GNMA I securities relative to our GNMA II sector holdings. We maintained a bias toward premium coupons versus discounts, as we continued to believe the income stream from these securities should remain the same as prepayments slow.

Our analysis indicated the high-quality prime mortgage market presented opportunities as spreads have widened with weakness in lower-quality market sectors. In light of many of the recent events in financial markets, we will continue to monitor changes to the regulatory landscape carefully. We believe our dedication to our long-term disciplined investment process and portfolio strategy has served shareholders well over time as we seek opportunities with strong fundamentals and valuations across the entire GNMA investment universe.


                               Annual Report | 41

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA


(PHOTO OF JACK LEMEIN)


/s/ Jack Lemein
Jack Lemein


(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok
Portfolio Management Team
Franklin U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               42 | Annual Report

Performance Summary as of 9/30/08

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKUSX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.06    $6.45     $6.39
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.3172

CLASS B (SYMBOL: FUGBX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.06    $6.44     $6.38
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.2829

CLASS C (SYMBOL: FRUGX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.06    $6.42     $6.36
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.2838

CLASS R (SYMBOL: FUSRX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.06    $6.45     $6.39
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.2931

ADVISOR CLASS (SYMBOL: FUSAX)               CHANGE   9/30/08   9/30/07
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       +$0.06    $6.47     $6.41
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.3251


                               Annual Report | 43

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR   5-YEAR    10-YEAR
--------------------------------------           ------   ------   ---------
Cumulative Total Return(1)                       +6.00%   +21.82%   +61.30%
Average Annual Total Return(2)                   +1.55%    +3.13%    +4.44%
   Distribution Rate(3)                  4.54%
   30-Day Standardized Yield(4)          4.42%
   Total Annual Operating Expenses(5)    0.73%

                                                                   INCEPTION
CLASS B                                          1-YEAR   5-YEAR    (1/1/99)
--------------------------------------           ------   ------   ---------
Cumulative Total Return(1)                       +5.61%   +18.88%   +53.92%
Average Annual Total Return(2)                   +1.61%    +3.19%    +4.52%
   Distribution Rate(3)                  4.26%
   30-Day Standardized Yield(4)          4.10%
   Total Annual Operating Expenses(5)    1.26%

CLASS C                                          1-YEAR   5-YEAR    10-YEAR
--------------------------------------           ------   ------   ---------
Cumulative Total Return(1)                       +5.48%   +18.77%   +53.07%
Average Annual Total Return(2)                   +4.48%    +3.50%    +4.35%
   Distribution Rate(3)                  4.28%
   30-Day Standardized Yield(4)          4.09%
   Total Annual Operating Expenses(5)    1.26%

                                                                   INCEPTION
CLASS R                                          1-YEAR   5-YEAR    (1/1/02)
--------------------------------------           ------   ------   ---------
Cumulative Total Return(1)                       +5.61%   +19.58%   +30.93%
Average Annual Total Return(2)                   +5.61%    +3.64%    +4.08%
   Distribution Rate(3)                  4.41%
   30-Day Standardized Yield(4)          4.26%
   Total Annual Operating Expenses(5)    1.11%

ADVISOR CLASS                                    1-YEAR   5-YEAR    10-YEAR
--------------------------------------           ------   ------   ---------
Cumulative Total Return(1)                       +6.11%   +22.53%   +63.36%
Average Annual Total Return(2)                   +6.11%    +4.15%    +5.03%
   Distribution Rate(3)                  4.86%
   30-Day Standardized Yield(4)          4.76%
   Total Annual Operating Expenses(5)    0.61%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               44 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN U.S.    LEHMAN BROTHERS                LIPPER GNMA
               GOVERNMENT     U.S. INTERMEDIATE                  FUNDS
               SECURITIES         GOVERNMENT                CLASSIFICATION
   DATE      FUND - CLASS A       BOND INDEX        CPI         AVERAGE
----------   --------------   -----------------   -------   --------------
 10/1/1998       $ 9,575           $10,000        $10,000       $10,000
10/31/1998       $ 9,530           $10,017        $10,024       $ 9,949
11/30/1998       $ 9,581           $ 9,986        $10,024       $10,003
12/31/1998       $ 9,619           $10,025        $10,018       $10,040
 1/31/1999       $ 9,684           $10,069        $10,043       $10,099
 2/28/1999       $ 9,624           $ 9,931        $10,055       $10,017
 3/31/1999       $ 9,676           $ 9,997        $10,086       $10,079
 4/30/1999       $ 9,715           $10,024        $10,159       $10,118
 5/31/1999       $ 9,639           $ 9,963        $10,159       $10,050
 6/30/1999       $ 9,592           $ 9,977        $10,159       $ 9,994
 7/31/1999       $ 9,515           $ 9,979        $10,189       $ 9,935
 8/31/1999       $ 9,523           $ 9,993        $10,214       $ 9,922
 9/30/1999       $ 9,676           $10,078        $10,263       $10,075
10/31/1999       $ 9,728           $10,098        $10,281       $10,110
11/30/1999       $ 9,735           $10,105        $10,287       $10,117
12/31/1999       $ 9,698           $10,074        $10,287       $10,069
 1/31/2000       $ 9,616           $10,040        $10,318       $ 9,992
 2/29/2000       $ 9,728           $10,123        $10,379       $10,107
 3/31/2000       $ 9,872           $10,239        $10,465       $10,259
 4/30/2000       $ 9,849           $10,234        $10,471       $10,242
 5/31/2000       $ 9,889           $10,262        $10,483       $10,279
 6/30/2000       $10,051           $10,425        $10,538       $10,457
 7/31/2000       $10,106           $10,494        $10,562       $10,503
 8/31/2000       $10,256           $10,612        $10,562       $10,653
 9/30/2000       $10,344           $10,704        $10,617       $10,745
10/31/2000       $10,417           $10,778        $10,636       $10,811
11/30/2000       $10,569           $10,936        $10,642       $10,969
12/31/2000       $10,722           $11,129        $10,636       $11,129
 1/31/2001       $10,876           $11,277        $10,703       $11,301
 2/28/2001       $10,934           $11,381        $10,746       $11,371
 3/31/2001       $10,993           $11,463        $10,770       $11,437
 4/30/2001       $11,004           $11,427        $10,813       $11,419
 5/31/2001       $11,079           $11,474        $10,862       $11,492
 6/30/2001       $11,106           $11,511        $10,880       $11,529
 7/31/2001       $11,314           $11,726        $10,850       $11,757
 8/31/2001       $11,391           $11,830        $10,850       $11,845
 9/30/2001       $11,536           $12,082        $10,899       $12,015
10/31/2001       $11,695           $12,271        $10,862       $12,181
11/30/2001       $11,586           $12,124        $10,844       $12,053
12/31/2001       $11,544           $12,066        $10,801       $11,988
 1/31/2002       $11,636           $12,118        $10,825       $12,105
 2/28/2002       $11,779           $12,218        $10,868       $12,235
 3/31/2002       $11,631           $12,034        $10,929       $12,082
 4/30/2002       $11,845           $12,259        $10,990       $12,309
 5/31/2002       $11,920           $12,344        $10,990       $12,390
 6/30/2002       $12,014           $12,499        $10,996       $12,493
 7/31/2002       $12,143           $12,734        $11,009       $12,640
 8/31/2002       $12,255           $12,880        $11,045       $12,746
 9/30/2002       $12,350           $13,101        $11,064       $12,861
10/31/2002       $12,393           $13,092        $11,082       $12,878
11/30/2002       $12,392           $12,988        $11,082       $12,871
12/31/2002       $12,535           $13,229        $11,057       $13,013
 1/31/2003       $12,571           $13,199        $11,106       $13,040
 2/28/2003       $12,625           $13,348        $11,192       $13,117
 3/31/2003       $12,624           $13,351        $11,259       $13,109
 4/30/2003       $12,660           $13,389        $11,235       $13,141
 5/31/2003       $12,660           $13,599        $11,216       $13,172
 6/30/2003       $12,696           $13,577        $11,229       $13,197
 7/31/2003       $12,401           $13,247        $11,241       $12,914
 8/31/2003       $12,493           $13,271        $11,284       $13,000
 9/30/2003       $12,679           $13,559        $11,320       $13,216
10/31/2003       $12,623           $13,426        $11,308       $13,150
11/30/2003       $12,679           $13,427        $11,278       $13,189
12/31/2003       $12,758           $13,531        $11,265       $13,280
 1/31/2004       $12,834           $13,605        $11,320       $13,347
 2/29/2004       $12,910           $13,734        $11,381       $13,432
 3/31/2004       $12,948           $13,830        $11,455       $13,478
 4/30/2004       $12,736           $13,521        $11,491       $13,254
 5/31/2004       $12,712           $13,478        $11,559       $13,218
 6/30/2004       $12,825           $13,512        $11,595       $13,320
 7/31/2004       $12,937           $13,610        $11,577       $13,420
 8/31/2004       $13,109           $13,812        $11,583       $13,597
 9/30/2004       $13,117           $13,817        $11,608       $13,605
10/31/2004       $13,212           $13,902        $11,669       $13,694
11/30/2004       $13,188           $13,772        $11,675       $13,650
12/31/2004       $13,243           $13,847        $11,632       $13,717
 1/31/2005       $13,318           $13,865        $11,656       $13,784
 2/28/2005       $13,274           $13,788        $11,724       $13,736
 3/31/2005       $13,249           $13,754        $11,815       $13,703
 4/30/2005       $13,366           $13,914        $11,895       $13,829
 5/31/2005       $13,459           $14,025        $11,883       $13,909
 6/30/2005       $13,472           $14,071        $11,889       $13,940
 7/31/2005       $13,423           $13,951        $11,944       $13,881
 8/31/2005       $13,538           $14,106        $12,005       $13,992
 9/30/2005       $13,467           $13,998        $12,152       $13,918
10/31/2005       $13,418           $13,939        $12,176       $13,847
11/30/2005       $13,451           $13,996        $12,078       $13,883
12/31/2005       $13,610           $14,081        $12,029       $14,032
 1/31/2006       $13,643           $14,080        $12,121       $14,061
 2/28/2006       $13,656           $14,082        $12,145       $14,085
 3/31/2006       $13,563           $14,039        $12,213       $13,998
 4/30/2006       $13,512           $14,052        $12,317       $13,950
 5/31/2006       $13,462           $14,056        $12,378       $13,911
 6/30/2006       $13,476           $14,081        $12,402       $13,910
 7/31/2006       $13,640           $14,229        $12,439       $14,086
 8/31/2006       $13,826           $14,389        $12,463       $14,281
 9/30/2006       $13,926           $14,493        $12,402       $14,374
10/31/2006       $14,007           $14,562        $12,335       $14,461
11/30/2006       $14,154           $14,678        $12,317       $14,587
12/31/2006       $14,112           $14,622        $12,335       $14,562
 1/31/2007       $14,105           $14,624        $12,373       $14,555
 2/28/2007       $14,276           $14,807        $12,439       $14,721
 3/31/2007       $14,293           $14,845        $12,552       $14,749
 4/30/2007       $14,376           $14,911        $12,634       $14,815
 5/31/2007       $14,280           $14,826        $12,711       $14,726
 6/30/2007       $14,207           $14,846        $12,735       $14,650
 7/31/2007       $14,335           $15,029        $12,732       $14,765
 8/31/2007       $14,487           $15,240        $12,709       $14,916
 9/30/2007       $14,571           $15,345        $12,744       $15,025
10/31/2007       $14,724           $15,437        $12,771       $15,172
11/30/2007       $15,016           $15,809        $12,847       $15,460
12/31/2007       $15,009           $15,860        $12,838       $15,476
 1/31/2008       $15,256           $16,234        $12,902       $15,736
 2/29/2008       $15,319           $16,411        $12,940       $15,824
 3/31/2008       $15,358           $16,512        $13,052       $15,849
 4/30/2008       $15,328           $16,291        $13,131       $15,811
 5/31/2008       $15,226           $16,145        $13,242       $15,718
 6/30/2008       $15,239           $16,208        $13,375       $15,729
 7/31/2008       $15,252           $16,294        $13,445       $15,723
 8/31/2008       $15,384           $16,418        $13,392       $15,844
 9/30/2008       $15,445           $16,498        $13,373       $15,856

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/08
-------   -------
1-Year     +1.55%
5-Year     +3.13%
10-Year    +4.44%

CLASS B (1/1/99-9/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN U.S.    LEHMAN BROTHERS                LIPPER GNMA
               GOVERNMENT     U.S. INTERMEDIATE                  FUNDS
               SECURITIES         GOVERNMENT                CLASSIFICATION
   DATE      FUND - CLASS B       BOND INDEX        CPI         AVERAGE
----------   --------------   -----------------   -------   --------------
  1/1/1999       $10,000           $10,000        $10,000       $10,000
 1/31/1999       $10,068           $10,045        $10,024       $10,059
 2/28/1999       $ 9,986           $ 9,907        $10,037       $ 9,978
 3/31/1999       $10,051           $ 9,973        $10,067       $10,039
 4/30/1999       $10,087           $10,000        $10,140       $10,078
 5/31/1999       $10,005           $ 9,938        $10,140       $10,010
 6/30/1999       $ 9,936           $ 9,953        $10,140       $ 9,954
 7/31/1999       $ 9,868           $ 9,954        $10,171       $ 9,895
 8/31/1999       $ 9,856           $ 9,968        $10,195       $ 9,882
 9/30/1999       $10,025           $10,053        $10,244       $10,036
10/31/1999       $10,074           $10,073        $10,262       $10,070
11/30/1999       $10,062           $10,080        $10,268       $10,077
12/31/1999       $10,019           $10,049        $10,268       $10,029
 1/31/2000       $ 9,946           $10,015        $10,299       $ 9,952
 2/29/2000       $10,042           $10,098        $10,360       $10,067
 3/31/2000       $10,186           $10,213        $10,445       $10,219
 4/30/2000       $10,174           $10,209        $10,451       $10,201
 5/31/2000       $10,210           $10,236        $10,464       $10,238
 6/30/2000       $10,373           $10,399        $10,519       $10,416
 7/31/2000       $10,410           $10,468        $10,543       $10,462
 8/31/2000       $10,560           $10,585        $10,543       $10,610
 9/30/2000       $10,662           $10,678        $10,598       $10,703
10/31/2000       $10,717           $10,751        $10,616       $10,768
11/30/2000       $10,869           $10,909        $10,622       $10,925
12/31/2000       $11,021           $11,101        $10,616       $11,085
 1/31/2001       $11,191           $11,249        $10,683       $11,257
 2/28/2001       $11,230           $11,352        $10,726       $11,326
 3/31/2001       $11,302           $11,435        $10,750       $11,392
 4/30/2001       $11,291           $11,398        $10,793       $11,374
 5/31/2001       $11,364           $11,446        $10,842       $11,447
 6/30/2001       $11,403           $11,482        $10,860       $11,483
 7/31/2001       $11,595           $11,696        $10,830       $11,711
 8/31/2001       $11,669           $11,800        $10,830       $11,798
 9/30/2001       $11,829           $12,052        $10,879       $11,967
10/31/2001       $11,970           $12,240        $10,842       $12,132
11/30/2001       $11,871           $12,094        $10,824       $12,005
12/31/2001       $11,806           $12,036        $10,781       $11,940
 1/31/2002       $11,912           $12,088        $10,805       $12,057
 2/28/2002       $12,035           $12,188        $10,848       $12,186
 3/31/2002       $11,879           $12,004        $10,909       $12,034
 4/30/2002       $12,092           $12,229        $10,970       $12,260
 5/31/2002       $12,164           $12,314        $10,970       $12,341
 6/30/2002       $12,254           $12,468        $10,976       $12,443
 7/31/2002       $12,381           $12,703        $10,988       $12,590
 8/31/2002       $12,490           $12,848        $11,025       $12,696
 9/30/2002       $12,582           $13,069        $11,043       $12,810
10/31/2002       $12,620           $13,060        $11,062       $12,827
11/30/2002       $12,614           $12,956        $11,062       $12,820
12/31/2002       $12,754           $13,196        $11,037       $12,962
 1/31/2003       $12,785           $13,167        $11,086       $12,989
 2/28/2003       $12,834           $13,315        $11,171       $13,065
 3/31/2003       $12,828           $13,318        $11,239       $13,058
 4/30/2003       $12,859           $13,356        $11,214       $13,089
 5/31/2003       $12,871           $13,565        $11,196       $13,120
 6/30/2003       $12,884           $13,543        $11,208       $13,145
 7/31/2003       $12,578           $13,214        $11,220       $12,863
 8/31/2003       $12,667           $13,238        $11,263       $12,949
 9/30/2003       $12,850           $13,525        $11,300       $13,164
10/31/2003       $12,788           $13,392        $11,287       $13,098
11/30/2003       $12,839           $13,393        $11,257       $13,137
12/31/2003       $12,914           $13,498        $11,245       $13,228
 1/31/2004       $12,985           $13,571        $11,300       $13,294
 2/29/2004       $13,056           $13,700        $11,361       $13,379
 3/31/2004       $13,089           $13,796        $11,434       $13,425
 4/30/2004       $12,868           $13,487        $11,470       $13,202
 5/31/2004       $12,839           $13,444        $11,538       $13,166
 6/30/2004       $12,946           $13,478        $11,574       $13,267
 7/31/2004       $13,054           $13,576        $11,556       $13,367
 8/31/2004       $13,222           $13,777        $11,562       $13,543
 9/30/2004       $13,225           $13,783        $11,586       $13,552
10/31/2004       $13,315           $13,867        $11,647       $13,640
11/30/2004       $13,285           $13,738        $11,653       $13,596
12/31/2004       $13,334           $13,813        $11,611       $13,663
 1/31/2005       $13,404           $13,831        $11,635       $13,730
 2/28/2005       $13,354           $13,754        $11,702       $13,681
 3/31/2005       $13,323           $13,719        $11,794       $13,649
 4/30/2005       $13,435           $13,880        $11,873       $13,774
 5/31/2005       $13,523           $13,990        $11,861       $13,854
 6/30/2005       $13,549           $14,036        $11,867       $13,885
 7/31/2005       $13,474           $13,917        $11,922       $13,826
 8/31/2005       $13,583           $14,071        $11,983       $13,937
 9/30/2005       $13,507           $13,963        $12,129       $13,863
10/31/2005       $13,451           $13,904        $12,154       $13,792
11/30/2005       $13,478           $13,961        $12,056       $13,828
12/31/2005       $13,632           $14,046        $12,007       $13,976
 1/31/2006       $13,659           $14,045        $12,099       $14,005
 2/28/2006       $13,666           $14,047        $12,123       $14,029
 3/31/2006       $13,567           $14,004        $12,190       $13,942
 4/30/2006       $13,510           $14,017        $12,294       $13,895
 5/31/2006       $13,454           $14,021        $12,355       $13,856
 6/30/2006       $13,462           $14,047        $12,379       $13,855
 7/31/2006       $13,620           $14,194        $12,416       $14,031
 8/31/2006       $13,800           $14,353        $12,441       $14,224
 9/30/2006       $13,894           $14,457        $12,379       $14,317
10/31/2006       $13,970           $14,526        $12,312       $14,404
11/30/2006       $14,111           $14,642        $12,294       $14,529
12/31/2006       $14,063           $14,586        $12,312       $14,505
 1/31/2007       $14,057           $14,588        $12,350       $14,497
 2/28/2007       $14,227           $14,770        $12,416       $14,663
 3/31/2007       $14,243           $14,809        $12,529       $14,690
 4/30/2007       $14,326           $14,874        $12,610       $14,757
 5/31/2007       $14,230           $14,789        $12,688       $14,668
 6/30/2007       $14,157           $14,809        $12,712       $14,592
 7/31/2007       $14,286           $14,991        $12,709       $14,707
 8/31/2007       $14,437           $15,203        $12,686       $14,857
 9/30/2007       $14,521           $15,307        $12,721       $14,965
10/31/2007       $14,674           $15,399        $12,748       $15,112
11/30/2007       $14,964           $15,770        $12,823       $15,399
12/31/2007       $14,957           $15,821        $12,815       $15,415
 1/31/2008       $15,203           $16,194        $12,879       $15,674
 2/29/2008       $15,266           $16,370        $12,916       $15,761
 3/31/2008       $15,306           $16,471        $13,028       $15,787
 4/30/2008       $15,275           $16,251        $13,107       $15,749
 5/31/2008       $15,174           $16,105        $13,217       $15,656
 6/30/2008       $15,186           $16,168        $13,351       $15,667
 7/31/2008       $15,200           $16,254        $13,421       $15,661
 8/31/2008       $15,332           $16,378        $13,367       $15,781
 9/30/2008       $15,392           $16,457        $13,349       $15,794

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    9/30/08
-------                    -------
1-Year                      +1.61%
5-Year                      +3.19%
Since Inception (1/1/99)    +4.52%


                               Annual Report | 45

CLASS C (10/1/98-9/30/08)

                              (PERFORMANCE GRAPH)

              FRANKLIN U.S.                                   LIPPER GNMA
               GOVERNMENT      LEHMAN BROTHERS                   FUNDS
               SECURITIES     U.S. INTERMEDIATE             CLASSIFICATION
   DATE      FUND - CLASS C       GOVERNMENT        CPI         AVERAGE
----------   --------------   -----------------   -------   --------------
 10/1/1998       $10,000           $10,000        $10,000       $10,000
10/31/1998       $ 9,933           $10,017        $10,024       $ 9,949
11/30/1998       $ 9,997           $ 9,986        $10,024       $10,003
12/31/1998       $10,031           $10,025        $10,018       $10,040
 1/31/1999       $10,096           $10,069        $10,043       $10,099
 2/28/1999       $10,028           $ 9,931        $10,055       $10,017
 3/31/1999       $10,078           $ 9,997        $10,086       $10,079
 4/30/1999       $10,113           $10,024        $10,159       $10,118
 5/31/1999       $10,030           $ 9,963        $10,159       $10,050
 6/30/1999       $ 9,976           $ 9,977        $10,159       $ 9,994
 7/31/1999       $ 9,892           $ 9,979        $10,189       $ 9,935
 8/31/1999       $ 9,895           $ 9,993        $10,214       $ 9,922
 9/30/1999       $10,050           $10,078        $10,263       $10,075
10/31/1999       $10,100           $10,098        $10,281       $10,110
11/30/1999       $10,103           $10,105        $10,287       $10,117
12/31/1999       $10,060           $10,074        $10,287       $10,069
 1/31/2000       $ 9,970           $10,040        $10,318       $ 9,992
 2/29/2000       $10,083           $10,123        $10,379       $10,107
 3/31/2000       $10,227           $10,239        $10,465       $10,259
 4/30/2000       $10,199           $10,234        $10,471       $10,242
 5/31/2000       $10,235           $10,262        $10,483       $10,279
 6/30/2000       $10,399           $10,425        $10,538       $10,457
 7/31/2000       $10,436           $10,494        $10,562       $10,503
 8/31/2000       $10,587           $10,612        $10,562       $10,653
 9/30/2000       $10,689           $10,704        $10,617       $10,745
10/31/2000       $10,760           $10,778        $10,636       $10,811
11/30/2000       $10,896           $10,936        $10,642       $10,969
12/31/2000       $11,050           $11,129        $10,636       $11,129
 1/31/2001       $11,220           $11,277        $10,703       $11,301
 2/28/2001       $11,259           $11,381        $10,746       $11,371
 3/31/2001       $11,332           $11,463        $10,770       $11,437
 4/30/2001       $11,338           $11,427        $10,813       $11,419
 5/31/2001       $11,394           $11,474        $10,862       $11,492
 6/30/2001       $11,434           $11,511        $10,880       $11,529
 7/31/2001       $11,626           $11,726        $10,850       $11,757
 8/31/2001       $11,701           $11,830        $10,850       $11,845
 9/30/2001       $11,861           $12,082        $10,899       $12,015
10/31/2001       $12,003           $12,271        $10,862       $12,181
11/30/2001       $11,903           $12,124        $10,844       $12,053
12/31/2001       $11,838           $12,066        $10,801       $11,988
 1/31/2002       $11,944           $12,118        $10,825       $12,105
 2/28/2002       $12,068           $12,218        $10,868       $12,235
 3/31/2002       $11,911           $12,034        $10,929       $12,082
 4/30/2002       $12,125           $12,259        $10,990       $12,309
 5/31/2002       $12,197           $12,344        $10,990       $12,390
 6/30/2002       $12,288           $12,499        $10,996       $12,493
 7/31/2002       $12,416           $12,734        $11,009       $12,640
 8/31/2002       $12,526           $12,880        $11,045       $12,746
 9/30/2002       $12,636           $13,101        $11,064       $12,861
10/31/2002       $12,656           $13,092        $11,082       $12,878
11/30/2002       $12,650           $12,988        $11,082       $12,871
12/31/2002       $12,791           $13,229        $11,057       $13,013
 1/31/2003       $12,822           $13,199        $11,106       $13,040
 2/28/2003       $12,890           $13,348        $11,192       $13,117
 3/31/2003       $12,866           $13,351        $11,259       $13,109
 4/30/2003       $12,898           $13,389        $11,235       $13,141
 5/31/2003       $12,893           $13,599        $11,216       $13,172
 6/30/2003       $12,924           $13,577        $11,229       $13,197
 7/31/2003       $12,616           $13,247        $11,241       $12,914
 8/31/2003       $12,704           $13,271        $11,284       $13,000
 9/30/2003       $12,888           $13,559        $11,320       $13,216
10/31/2003       $12,825           $13,426        $11,308       $13,150
11/30/2003       $12,876           $13,427        $11,278       $13,189
12/31/2003       $12,951           $13,531        $11,265       $13,280
 1/31/2004       $13,023           $13,605        $11,320       $13,347
 2/29/2004       $13,095           $13,734        $11,381       $13,432
 3/31/2004       $13,127           $13,830        $11,455       $13,478
 4/30/2004       $12,905           $13,521        $11,491       $13,254
 5/31/2004       $12,875           $13,478        $11,559       $13,218
 6/30/2004       $13,003           $13,512        $11,595       $13,320
 7/31/2004       $13,092           $13,610        $11,577       $13,420
 8/31/2004       $13,261           $13,812        $11,583       $13,597
 9/30/2004       $13,264           $13,817        $11,608       $13,605
10/31/2004       $13,354           $13,902        $11,669       $13,694
11/30/2004       $13,323           $13,772        $11,675       $13,650
12/31/2004       $13,373           $13,847        $11,632       $13,717
 1/31/2005       $13,444           $13,865        $11,656       $13,784
 2/28/2005       $13,393           $13,788        $11,724       $13,736
 3/31/2005       $13,362           $13,754        $11,815       $13,703
 4/30/2005       $13,474           $13,914        $11,895       $13,829
 5/31/2005       $13,563           $14,025        $11,883       $13,909
 6/30/2005       $13,590           $14,071        $11,889       $13,940
 7/31/2005       $13,514           $13,951        $11,944       $13,881
 8/31/2005       $13,624           $14,106        $12,005       $13,992
 9/30/2005       $13,547           $13,998        $12,152       $13,918
10/31/2005       $13,491           $13,939        $12,176       $13,847
11/30/2005       $13,519           $13,996        $12,078       $13,883
12/31/2005       $13,673           $14,081        $12,029       $14,032
 1/31/2006       $13,700           $14,080        $12,121       $14,061
 2/28/2006       $13,707           $14,082        $12,145       $14,085
 3/31/2006       $13,608           $14,039        $12,213       $13,998
 4/30/2006       $13,550           $14,052        $12,317       $13,950
 5/31/2006       $13,494           $14,056        $12,378       $13,911
 6/30/2006       $13,502           $14,081        $12,402       $13,910
 7/31/2006       $13,661           $14,229        $12,439       $14,086
 8/31/2006       $13,843           $14,389        $12,463       $14,281
 9/30/2006       $13,938           $14,493        $12,402       $14,374
10/31/2006       $14,013           $14,562        $12,335       $14,461
11/30/2006       $14,155           $14,678        $12,317       $14,587
12/31/2006       $14,107           $14,622        $12,335       $14,562
 1/31/2007       $14,095           $14,624        $12,373       $14,555
 2/28/2007       $14,260           $14,807        $12,439       $14,721
 3/31/2007       $14,270           $14,845        $12,552       $14,749
 4/30/2007       $14,347           $14,911        $12,634       $14,815
 5/31/2007       $14,244           $14,826        $12,711       $14,726
 6/30/2007       $14,165           $14,846        $12,735       $14,650
 7/31/2007       $14,287           $15,029        $12,732       $14,765
 8/31/2007       $14,433           $15,240        $12,709       $14,916
 9/30/2007       $14,511           $15,345        $12,744       $15,025
10/31/2007       $14,658           $15,437        $12,771       $15,172
11/30/2007       $14,920           $15,809        $12,847       $15,460
12/31/2007       $14,906           $15,860        $12,838       $15,476
 1/31/2008       $15,147           $16,234        $12,902       $15,736
 2/29/2008       $15,226           $16,411        $12,940       $15,824
 3/31/2008       $15,259           $16,512        $13,052       $15,849
 4/30/2008       $15,222           $16,291        $13,131       $15,811
 5/31/2008       $15,114           $16,145        $13,242       $15,718
 6/30/2008       $15,120           $16,208        $13,375       $15,729
 7/31/2008       $15,103           $16,294        $13,445       $15,723
 8/31/2008       $15,252           $16,418        $13,392       $15,844
 9/30/2008       $15,307           $16,498        $13,373       $15,856

AVERAGE ANNUAL TOTAL RETURN

CLASS C   9/30/08
-------   -------
1-Year     +4.48%
5-Year     +3.50%
10-Year    +4.35%

CLASS R (1/1/02-9/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN U.S.    LEHMAN BROTHERS                LIPPER GNMA
               GOVERNMENT     U.S. INTERMEDIATE                  FUNDS
               SECURITIES         GOVERNMENT                CLASSIFICATION
   DATE      FUND - CLASS R       BOND INDEX        CPI         AVERAGE
----------   --------------   -----------------   -------   --------------
  1/1/2002       $10,000           $10,000        $10,000       $10,000
 1/31/2002       $10,109           $10,043        $10,023       $10,098
 2/28/2002       $10,215           $10,126        $10,062       $10,206
 3/31/2002       $10,098           $ 9,974        $10,119       $10,078
 4/30/2002       $10,281           $10,160        $10,175       $10,268
 5/31/2002       $10,343           $10,231        $10,175       $10,336
 6/30/2002       $10,421           $10,359        $10,181       $10,422
 7/31/2002       $10,530           $10,554        $10,192       $10,544
 8/31/2002       $10,625           $10,675        $10,226       $10,633
 9/30/2002       $10,704           $10,858        $10,243       $10,729
10/31/2002       $10,722           $10,851        $10,260       $10,743
11/30/2002       $10,733           $10,765        $10,260       $10,737
12/31/2002       $10,854           $10,964        $10,238       $10,855
 1/31/2003       $10,866           $10,940        $10,283       $10,878
 2/28/2003       $10,924           $11,063        $10,362       $10,942
 3/31/2003       $10,921           $11,065        $10,424       $10,936
 4/30/2003       $10,948           $11,097        $10,402       $10,962
 5/31/2003       $10,945           $11,271        $10,385       $10,988
 6/30/2003       $10,958           $11,252        $10,396       $11,009
 7/31/2003       $10,715           $10,979        $10,407       $10,773
 8/31/2003       $10,791           $10,999        $10,447       $10,845
 9/30/2003       $10,948           $11,237        $10,481       $11,025
10/31/2003       $10,897           $11,127        $10,470       $10,970
11/30/2003       $10,926           $11,128        $10,441       $11,003
12/31/2003       $11,008           $11,215        $10,430       $11,078
 1/31/2004       $11,053           $11,276        $10,481       $11,134
 2/29/2004       $11,115           $11,383        $10,538       $11,205
 3/31/2004       $11,160           $11,462        $10,606       $11,243
 4/30/2004       $10,975           $11,206        $10,640       $11,057
 5/31/2004       $10,950           $11,170        $10,702       $11,027
 6/30/2004       $11,044           $11,199        $10,736       $11,112
 7/31/2004       $11,121           $11,280        $10,719       $11,195
 8/31/2004       $11,265           $11,447        $10,724       $11,343
 9/30/2004       $11,286           $11,452        $10,747       $11,350
10/31/2004       $11,364           $11,522        $10,804       $11,423
11/30/2004       $11,323           $11,415        $10,809       $11,387
12/31/2004       $11,384           $11,477        $10,770       $11,443
 1/31/2005       $11,445           $11,491        $10,792       $11,499
 2/28/2005       $11,386           $11,427        $10,855       $11,458
 3/31/2005       $11,361           $11,399        $10,939       $11,431
 4/30/2005       $11,475           $11,532        $11,013       $11,536
 5/31/2005       $11,534           $11,624        $11,002       $11,603
 6/30/2005       $11,559           $11,662        $11,007       $11,628
 7/31/2005       $11,513           $11,563        $11,058       $11,580
 8/31/2005       $11,590           $11,691        $11,115       $11,672
 9/30/2005       $11,544           $11,601        $11,251       $11,610
10/31/2005       $11,481           $11,552        $11,273       $11,551
11/30/2005       $11,505           $11,600        $11,183       $11,581
12/31/2005       $11,638           $11,670        $11,138       $11,705
 1/31/2006       $11,663           $11,669        $11,222       $11,730
 2/28/2006       $11,670           $11,671        $11,245       $11,750
 3/31/2006       $11,604           $11,635        $11,307       $11,677
 4/30/2006       $11,539           $11,646        $11,404       $11,637
 5/31/2006       $11,510           $11,650        $11,460       $11,605
 6/30/2006       $11,500           $11,671        $11,483       $11,603
 7/31/2006       $11,655           $11,793        $11,517       $11,751
 8/31/2006       $11,810           $11,925        $11,539       $11,913
 9/30/2006       $11,892           $12,012        $11,483       $11,990
10/31/2006       $11,957           $12,069        $11,420       $12,063
11/30/2006       $12,061           $12,165        $11,404       $12,168
12/31/2006       $12,040           $12,119        $11,420       $12,148
 1/31/2007       $12,031           $12,120        $11,455       $12,142
 2/28/2007       $12,173           $12,272        $11,517       $12,280
 3/31/2007       $12,183           $12,304        $11,622       $12,303
 4/30/2007       $12,230           $12,358        $11,697       $12,359
 5/31/2007       $12,164           $12,288        $11,768       $12,285
 6/30/2007       $12,079           $12,304        $11,791       $12,221
 7/31/2007       $12,185           $12,456        $11,788       $12,317
 8/31/2007       $12,311           $12,631        $11,767       $12,443
 9/30/2007       $12,398           $12,718        $11,799       $12,534
10/31/2007       $12,504           $12,794        $11,824       $12,657
11/30/2007       $12,749           $13,103        $11,895       $12,897
12/31/2007       $12,739           $13,145        $11,887       $12,910
 1/31/2008       $12,944           $13,455        $11,946       $13,127
 2/29/2008       $13,014           $13,601        $11,980       $13,200
 3/31/2008       $13,024           $13,685        $12,084       $13,222
 4/30/2008       $13,014           $13,502        $12,157       $13,190
 5/31/2008       $12,923           $13,381        $12,260       $13,112
 6/30/2008       $12,930           $13,433        $12,383       $13,121
 7/31/2008       $12,917           $13,504        $12,448       $13,116
 8/31/2008       $13,025           $13,608        $12,399       $13,217
 9/30/2008       $13,093           $13,674        $12,382       $13,227

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    9/30/08
-------                    -------
1-Year                      +5.61%
5-Year                      +3.64%
Since Inception (1/1/02)    +4.08%


                               46 | Annual Report

ADVISOR CLASS (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN U.S.     LEHMAN BROTHERS                LIPPER GNMA
                GOVERNMENT     U.S. INTERMEDIATE                  FUNDS
             SECURITIES FUND       GOVERNMENT                CLASSIFICATION
   DATE      ADVISOR - CLASS       BOND INDEX        CPI         AVERAGE
----------   ---------------   -----------------   -------   --------------
 10/1/1998       $10,000            $10,000        $10,000       $10,000
10/31/1998       $ 9,939            $10,017        $10,024       $ 9,949
11/30/1998       $10,008            $ 9,986        $10,024       $10,003
12/31/1998       $10,048            $10,025        $10,018       $10,040
 1/31/1999       $10,117            $10,069        $10,043       $10,099
 2/28/1999       $10,040            $ 9,931        $10,055       $10,017
 3/31/1999       $10,096            $ 9,997        $10,086       $10,079
 4/30/1999       $10,152            $10,024        $10,159       $10,118
 5/31/1999       $10,074            $ 9,963        $10,159       $10,050
 6/30/1999       $10,010            $ 9,977        $10,159       $ 9,994
 7/31/1999       $ 9,946            $ 9,979        $10,189       $ 9,935
 8/31/1999       $ 9,940            $ 9,993        $10,214       $ 9,922
 9/30/1999       $10,116            $10,078        $10,263       $10,075
10/31/1999       $10,171            $10,098        $10,281       $10,110
11/30/1999       $10,164            $10,105        $10,287       $10,117
12/31/1999       $10,126            $10,074        $10,287       $10,069
 1/31/2000       $10,058            $10,040        $10,318       $ 9,992
 2/29/2000       $10,160            $10,123        $10,379       $10,107
 3/31/2000       $10,311            $10,239        $10,465       $10,259
 4/30/2000       $10,304            $10,234        $10,471       $10,242
 5/31/2000       $10,346            $10,262        $10,483       $10,279
 6/30/2000       $10,517            $10,425        $10,538       $10,457
 7/31/2000       $10,560            $10,494        $10,562       $10,503
 8/31/2000       $10,717            $10,612        $10,562       $10,653
 9/30/2000       $10,826            $10,704        $10,617       $10,745
10/31/2000       $10,903            $10,778        $10,636       $10,811
11/30/2000       $11,047            $10,936        $10,642       $10,969
12/31/2000       $11,224            $11,129        $10,636       $11,129
 1/31/2001       $11,386            $11,277        $10,703       $11,301
 2/28/2001       $11,432            $11,381        $10,746       $11,371
 3/31/2001       $11,511            $11,463        $10,770       $11,437
 4/30/2001       $11,523            $11,427        $10,813       $11,419
 5/31/2001       $11,586            $11,474        $10,862       $11,492
 6/30/2001       $11,650            $11,511        $10,880       $11,529
 7/31/2001       $11,851            $11,726        $10,850       $11,757
 8/31/2001       $11,933            $11,830        $10,850       $11,845
 9/30/2001       $12,085            $12,082        $10,899       $12,015
10/31/2001       $12,253            $12,271        $10,862       $12,181
11/30/2001       $12,158            $12,124        $10,844       $12,053
12/31/2001       $12,098            $12,066        $10,801       $11,988
 1/31/2002       $12,195            $12,118        $10,825       $12,105
 2/28/2002       $12,345            $12,218        $10,868       $12,235
 3/31/2002       $12,192            $12,034        $10,929       $12,082
 4/30/2002       $12,417            $12,259        $10,990       $12,309
 5/31/2002       $12,497            $12,344        $10,990       $12,390
 6/30/2002       $12,597            $12,499        $10,996       $12,493
 7/31/2002       $12,733            $12,734        $11,009       $12,640
 8/31/2002       $12,851            $12,880        $11,045       $12,746
 9/30/2002       $12,971            $13,101        $11,064       $12,861
10/31/2002       $12,998            $13,092        $11,082       $12,878
11/30/2002       $12,999            $12,988        $11,082       $12,871
12/31/2002       $13,150            $13,229        $11,057       $13,013
 1/31/2003       $13,188            $13,199        $11,106       $13,040
 2/28/2003       $13,265            $13,348        $11,192       $13,117
 3/31/2003       $13,266            $13,351        $11,259       $13,109
 4/30/2003       $13,286            $13,389        $11,235       $13,141
 5/31/2003       $13,306            $13,599        $11,216       $13,172
 6/30/2003       $13,327            $13,577        $11,229       $13,197
 7/31/2003       $13,018            $13,247        $11,241       $12,914
 8/31/2003       $13,117            $13,271        $11,284       $13,000
 9/30/2003       $13,333            $13,559        $11,320       $13,216
10/31/2003       $13,275            $13,426        $11,308       $13,150
11/30/2003       $13,315            $13,427        $11,278       $13,189
12/31/2003       $13,400            $13,531        $11,265       $13,280
 1/31/2004       $13,481            $13,605        $11,320       $13,347
 2/29/2004       $13,562            $13,734        $11,381       $13,432
 3/31/2004       $13,603            $13,830        $11,455       $13,478
 4/30/2004       $13,382            $13,521        $11,491       $13,254
 5/31/2004       $13,379            $13,478        $11,559       $13,218
 6/30/2004       $13,498            $13,512        $11,595       $13,320
 7/31/2004       $13,597            $13,610        $11,577       $13,420
 8/31/2004       $13,779            $13,812        $11,583       $13,597
 9/30/2004       $13,789            $13,817        $11,608       $13,605
10/31/2004       $13,910            $13,902        $11,669       $13,694
11/30/2004       $13,865            $13,772        $11,675       $13,650
12/31/2004       $13,946            $13,847        $11,632       $13,717
 1/31/2005       $14,027            $13,865        $11,656       $13,784
 2/28/2005       $13,960            $13,788        $11,724       $13,736
 3/31/2005       $13,936            $13,754        $11,815       $13,703
 4/30/2005       $14,060            $13,914        $11,895       $13,829
 5/31/2005       $14,159            $14,025        $11,883       $13,909
 6/30/2005       $14,195            $14,071        $11,889       $13,940
 7/31/2005       $14,145            $13,951        $11,944       $13,881
 8/31/2005       $14,246            $14,106        $12,005       $13,992
 9/30/2005       $14,195            $13,998        $12,152       $13,918
10/31/2005       $14,123            $13,939        $12,176       $13,847
11/30/2005       $14,159            $13,996        $12,078       $13,883
12/31/2005       $14,328            $14,081        $12,029       $14,032
 1/31/2006       $14,364            $14,080        $12,121       $14,061
 2/28/2006       $14,379            $14,082        $12,145       $14,085
 3/31/2006       $14,283            $14,039        $12,213       $13,998
 4/30/2006       $14,231            $14,052        $12,317       $13,950
 5/31/2006       $14,202            $14,056        $12,378       $13,911
 6/30/2006       $14,195            $14,081        $12,402       $13,910
 7/31/2006       $14,391            $14,229        $12,439       $14,086
 8/31/2006       $14,589            $14,389        $12,463       $14,281
 9/30/2006       $14,696            $14,493        $12,402       $14,374
10/31/2006       $14,783            $14,562        $12,335       $14,461
11/30/2006       $14,917            $14,678        $12,317       $14,587
12/31/2006       $14,897            $14,622        $12,335       $14,562
 1/31/2007       $14,892            $14,624        $12,373       $14,555
 2/28/2007       $15,073            $14,807        $12,439       $14,721
 3/31/2007       $15,091            $14,845        $12,552       $14,749
 4/30/2007       $15,156            $14,911        $12,634       $14,815
 5/31/2007       $15,080            $14,826        $12,711       $14,726
 6/30/2007       $14,981            $14,846        $12,735       $14,650
 7/31/2007       $15,119            $15,029        $12,732       $14,765
 8/31/2007       $15,281            $15,240        $12,709       $14,916
 9/30/2007       $15,395            $15,345        $12,744       $15,025
10/31/2007       $15,533            $15,437        $12,771       $15,172
11/30/2007       $15,842            $15,809        $12,847       $15,460
12/31/2007       $15,836            $15,860        $12,838       $15,476
 1/31/2008       $16,098            $16,234        $12,902       $15,736
 2/29/2008       $16,190            $16,411        $12,940       $15,824
 3/31/2008       $16,234            $16,512        $13,052       $15,849
 4/30/2008       $16,203            $16,291        $13,131       $15,811
 5/31/2008       $16,098            $16,145        $13,242       $15,718
 6/30/2008       $16,113            $16,208        $13,375       $15,729
 7/31/2008       $16,104            $16,294        $13,445       $15,723
 8/31/2008       $16,245            $16,418        $13,392       $15,844
 9/30/2008       $16,336            $16,498        $13,373       $15,856

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   9/30/08
-------------   -------
1-Year           +6.11%
5-Year           +4.15%
10-Year          +5.03%

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:       These shares have higher annual fees and expenses than Class A
               Shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) Distribution rate is based on an annualization of the respective class's
     September dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 9/30/08.

(4.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/08.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Sources: (C) 2008 Morningstar; Lipper Inc. The BC U.S. Government:
     Intermediate Index is the intermediate component of the BC U.S. Government Index, which covers securities issued by the U.S. government (i.e., securities in the BC U.S. Treasury and Agency Indexes), including public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in Government National Mortgage Association securities. For the 12-month period ended 9/30/08, there were 63 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 47

Your Fund's Expenses

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               48 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING       EXPENSES
                                            ACCOUNT     ACCOUNT      PAID DURING
                                             VALUE       VALUE         PERIOD*
                                             4/1/08     9/30/08    4/1/08-9/30/08
                                           ---------   ---------   --------------
CLASS A
Actual                                       $1,000    $1,005.70        $3.61
Hypothetical (5% return before expenses)     $1,000    $1,021.40        $3.64
CLASS B
Actual                                       $1,000    $1,004.60        $6.21
Hypothetical (5% return before expenses)     $1,000    $1,018.80        $6.26
CLASS C
Actual                                       $1,000    $1,003.10        $6.21
Hypothetical (5% return before expenses)     $1,000    $1,018.80        $6.26
CLASS R
Actual                                       $1,000    $1,005.30        $5.46
Hypothetical (5% return before expenses)     $1,000    $1,019.55        $5.50
ADVISOR CLASS
Actual                                       $1,000    $1,006.30        $2.96
Hypothetical (5% return before expenses)     $1,000    $1,022.05        $2.98

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.72%; B: 1.24%; C: 1.24%; R: 1.09%; and
     Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               Annual Report | 49

Franklin Utilities Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Franklin Utilities Fund
Based on Total Net Assets as of 9/30/08

                              (PERFORMANCE GRAPH)

Electric Utilities                             51.8%
Multi-Utilities                                39.0%
Oil, Gas & Consumable Fuels                     3.0%
Diversified Telecommunication Services          2.7%
Gas Utilities                                   1.5%
Independent Power Producers & Energy Traders    1.2%
Water Utilities                                 0.5%
Short-Term Investments & Other Net Assets       0.3%

This annual report for Franklin Utilities Fund covers the fiscal year ended September 30, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Utilities Fund - Class A had a -11.63% cumulative total return. The Fund performed better than its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -21.98% total return for the same period.(1) The Fund also performed better than the -14.25% total return of its narrow benchmark, the S&P 500 Utilities Index.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 52.

INVESTMENT STRATEGY

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

MANAGER'S DISCUSSION

In a difficult year for equities, utility stocks as a sector fared slightly better than the overall market, as they are generally considered a defensive investment.

(1.) (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: (C) 2008 Morningstar. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 103.


                               50 | Annual Report

A significant detractor from performance was Constellation Energy Group, an independent power producer and energy trader. Constellation's share price dropped after independent rating agency Standard & Poor's downgraded the company's debt. We sold Constellation by period-end. Some electric utilities did not fare as well as others and were among major detractors during the review period. Entergy, which provides electricity to four southern states, and Exelon, which operates in Illinois and Pennsylvania, weighed on Fund performance.

Among the most significant contributors to Fund performance during the year under review was Southern Company, one of the largest electricity distributors in the U.S. Other notable contributors included FirstEnergy, which appeared well positioned for future carbon initiatives, and Washington state-based multi-utility company Puget Energy.

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

(PHOTO OF JOHN C. KOHLI)


/s/ John C. Kohli
John C. Kohli, CFA
Portfolio Manager
Franklin Utilities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin Utilities Fund
9/30/08

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY                        NET ASSETS
---------------                        ----------
Entergy Corp.                              6.8%
   ELECTRIC UTILITIES
Exelon Corp.                               6.0%
   ELECTRIC UTILITIES
FirstEnergy Corp.                          5.0%
   ELECTRIC UTILITIES
Dominion Resources Inc.                    4.3%
   MULTI-UTILITIES
The Southern Co.                           4.1%
   ELECTRIC UTILITIES
PG&E Corp.                                 3.9%
   MULTI-UTILITIES
FPL Group Inc.                             3.7%
   ELECTRIC UTILITIES
Sempra Energy                              3.5%
   MULTI-UTILITIES
PPL Corp.                                  3.2%
   ELECTRIC UTILITIES
Public Service Enterprise Group Inc.       3.1%
    MULTI-UTILITIES


                               Annual Report | 51

Performance Summary as of 9/30/08

FRANKLIN UTILITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKUTX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$2.66    $11.92    $14.58
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.4040
Short-Term Capital Gain           $0.0938
Long-Term Capital Gain            $0.6413
   TOTAL                          $1.1391

CLASS B (SYMBOL: FRUBX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$2.65    $11.91    $14.56
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.3310
Short-Term Capital Gain           $0.0938
Long-Term Capital Gain            $0.6413
   TOTAL                          $1.0661

CLASS C (SYMBOL: FRUSX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$2.65    $11.88    $14.53
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.3320
Short-Term Capital Gain           $0.0938
Long-Term Capital Gain            $0.6413
   TOTAL                          $1.0671

CLASS R (SYMBOL: FRURX)                     CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$2.65    $11.89    $14.54
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.3532
Short-Term Capital Gain           $0.0938
Long-Term Capital Gain            $0.6413
   TOTAL                          $1.0883

ADVISOR CLASS (SYMBOL: FRUAX)               CHANGE   9/30/08   9/30/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$2.66    $11.98    $14.64
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.4248
Short-Term Capital Gain           $0.0938
Long-Term Capital Gain            $0.6413
   TOTAL                          $1.1599


                               52 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR         10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       -11.63%   +75.94%        +95.45%
Average Annual Total Return(2)                   -15.40%   +11.00%        + 6.47%
Value of $10,000 Investment(3)                  $ 8,460   $16,848        $18,721
   Distribution Rate(4)                 3.24%
   30-Day Standardized Yield(5)         3.05%
   Total Annual Operating Expenses(6)   0.75%

CLASS B                                          1-YEAR     5-YEAR  INCEPTION (1/1/99)
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       -12.04%   +71.49%        +84.82%
Average Annual Total Return(2)                   -15.31%   +11.13%        + 6.50%
Value of $10,000 Investment(3)                  $ 8,469   $16,949        $18,482
   Distribution Rate(4)                 2.83%
   30-Day Standardized Yield(5)         2.66%
   Total Annual Operating Expenses(6)   1.26%

CLASS C                                          1-YEAR     5-YEAR        10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       -12.06%   +71.60%        +85.81%
Average Annual Total Return(2)                   -12.88%   +11.40%        + 6.39%
Value of $10,000 Investment(3)                  $ 8,712   $17,160        $18,581
   Distribution Rate(4)                 2.84%
   30-Day Standardized Yield(5)         2.66%
   Total Annual Operating Expenses(6)   1.26%

CLASS R                                          1-YEAR     5-YEAR  INCEPTION (1/1/02)
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       -11.92%   +72.95%        +68.44%
Average Annual Total Return(2)                   -11.92%   +11.58%        + 8.04%
Value of $10,000 Investment(3)                  $ 8,808   $17,295        $16,844
   Distribution Rate(4)                 3.01%
   30-Day Standardized Yield(5)         2.82%
   Total Annual Operating Expenses(6)   1.11%

ADVISOR CLASS                                    1-YEAR     5-YEAR        10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       -11.45%   +77.14%        +98.34%
Average Annual Total Return(2)                   -11.45%   +12.12%        + 7.09%
Value of $10,000 Investment(3)                  $ 8,855   $17,714        $ 19,834
   Distribution Rate(4)                 3.54%
   30-Day Standardized Yield(5)         3.34%
   Total Annual Operating Expenses(6)   0.61%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 53

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN UTILITIES   S&P 500       S&P 500
   DATE        FUND - CLASS A      INDEX    UTILITIES INDEX
----------   ------------------   -------   ---------------
 10/1/1998         $ 9,578        $10,000       $10,000
10/31/1998         $ 9,401        $10,813       $ 9,809
11/30/1998         $ 9,503        $11,469       $ 9,954
12/31/1998         $ 9,738        $12,130       $10,258
 1/31/1999         $ 9,219        $12,637       $ 9,809
 2/28/1999         $ 8,780        $12,244       $ 9,435
 3/31/1999         $ 8,630        $12,734       $ 9,286
 4/30/1999         $ 9,173        $13,227       $10,081
 5/31/1999         $ 9,592        $12,915       $10,717
 6/30/1999         $ 9,251        $13,632       $10,342
 7/31/1999         $ 9,116        $13,206       $10,215
 8/31/1999         $ 9,098        $13,141       $10,319
 9/30/1999         $ 8,760        $12,781       $ 9,823
10/31/1999         $ 8,916        $13,589       $ 9,965
11/30/1999         $ 8,395        $13,866       $ 9,225
12/31/1999         $ 8,277        $14,682       $ 9,316
 1/31/2000         $ 8,749        $13,945       $10,327
 2/29/2000         $ 8,103        $13,681       $ 9,690
 3/31/2000         $ 8,379        $15,019       $10,012
 4/30/2000         $ 8,877        $14,567       $10,792
 5/31/2000         $ 8,994        $14,268       $11,264
 6/30/2000         $ 8,590        $14,620       $10,594
 7/31/2000         $ 8,946        $14,391       $11,344
 8/31/2000         $ 9,895        $15,285       $12,897
 9/30/2000         $10,886        $14,478       $14,082
10/31/2000         $10,836        $14,417       $13,539
11/30/2000         $11,226        $13,280       $13,384
12/31/2000         $11,721        $13,345       $14,644
 1/31/2001         $10,517        $13,819       $13,221
 2/28/2001         $11,134        $12,559       $13,702
 3/31/2001         $11,279        $11,763       $13,609
 4/30/2001         $11,749        $12,677       $14,401
 5/31/2001         $11,810        $12,762       $13,942
 6/30/2001         $11,215        $12,452       $12,831
 7/31/2001         $10,823        $12,329       $12,240
 8/31/2001         $10,967        $11,557       $11,907
 9/30/2001         $10,447        $10,624       $10,528
10/31/2001         $10,458        $10,827       $10,490
11/30/2001         $10,364        $11,657       $ 9,927
12/31/2001         $10,773        $11,759       $10,186
 1/31/2002         $10,640        $11,588       $ 9,600
 2/28/2002         $10,607        $11,364       $ 9,388
 3/31/2002         $11,213        $11,792       $10,531
 4/30/2002         $11,134        $11,077       $10,335
 5/31/2002         $10,865        $10,995       $ 9,417
 6/30/2002         $10,383        $10,212       $ 8,749
 7/31/2002         $ 9,487        $ 9,416       $ 7,526
 8/31/2002         $ 9,861        $ 9,478       $ 7,808
 9/30/2002         $ 9,143        $ 8,448       $ 6,800
10/31/2002         $ 9,143        $ 9,191       $ 6,676
11/30/2002         $ 9,326        $ 9,732       $ 6,852
12/31/2002         $ 9,644        $ 9,160       $ 7,131
 1/31/2003         $ 9,248        $ 8,920       $ 6,913
 2/28/2003         $ 8,992        $ 8,786       $ 6,585
 3/31/2003         $ 9,313        $ 8,871       $ 6,908
 4/30/2003         $ 9,821        $ 9,602       $ 7,505
 5/31/2003         $10,684        $10,109       $ 8,288
 6/30/2003         $10,720        $10,238       $ 8,382
 7/31/2003         $10,230        $10,418       $ 7,841
 8/31/2003         $10,242        $10,621       $ 7,990
 9/30/2003         $10,640        $10,509       $ 8,346
10/31/2003         $10,834        $11,103       $ 8,434
11/30/2003         $10,943        $11,201       $ 8,443
12/31/2003         $11,506        $11,789       $ 9,010
 1/31/2004         $11,701        $12,005       $ 9,201
 2/29/2004         $12,007        $12,172       $ 9,381
 3/31/2004         $12,093        $11,989       $ 9,476
 4/30/2004         $11,735        $11,800       $ 9,127
 5/31/2004         $11,871        $11,962       $ 9,211
 6/30/2004         $12,060        $12,194       $ 9,355
 7/31/2004         $12,185        $11,790       $ 9,509
 8/31/2004         $12,672        $11,838       $ 9,900
 9/30/2004         $12,811        $11,965       $ 9,985
10/31/2004         $13,341        $12,148       $10,472
11/30/2004         $13,719        $12,641       $10,913
12/31/2004         $14,168        $13,070       $11,201
 1/31/2005         $14,296        $12,752       $11,430
 2/28/2005         $14,411        $13,020       $11,677
 3/31/2005         $14,450        $12,789       $11,808
 4/30/2005         $14,772        $12,546       $12,176
 5/31/2005         $15,043        $12,946       $12,198
 6/30/2005         $15,706        $12,964       $12,909
 7/31/2005         $15,953        $13,446       $13,198
 8/31/2005         $16,096        $13,324       $13,318
 9/30/2005         $16,503        $13,432       $13,849
10/31/2005         $15,559        $13,208       $12,973
11/30/2005         $15,598        $13,707       $12,946
12/31/2005         $15,691        $13,712       $13,091
 1/31/2006         $16,104        $14,075       $13,412
 2/28/2006         $16,370        $14,113       $13,562
 3/31/2006         $15,848        $14,289       $12,939
 4/30/2006         $16,023        $14,481       $13,145
 5/31/2006         $16,211        $14,064       $13,353
 6/30/2006         $16,563        $14,083       $13,675
 7/31/2006         $17,309        $14,170       $14,347
 8/31/2006         $17,756        $14,507       $14,755
 9/30/2006         $17,607        $14,881       $14,510
10/31/2006         $18,522        $15,366       $15,295
11/30/2006         $19,151        $15,658       $15,660
12/31/2006         $19,439        $15,878       $15,838
 1/31/2007         $19,410        $16,118       $15,792
 2/28/2007         $20,136        $15,803       $16,626
 3/31/2007         $20,954        $15,979       $17,309
 4/30/2007         $21,613        $16,687       $18,037
 5/31/2007         $21,799        $17,269       $18,163
 6/30/2007         $20,763        $16,983       $17,243
 7/31/2007         $20,012        $16,456       $16,597
 8/31/2007         $20,488        $16,703       $16,977
 9/30/2007         $21,185        $17,327       $17,580
10/31/2007         $22,507        $17,603       $18,753
11/30/2007         $22,522        $16,867       $18,858
12/31/2007         $22,631        $16,750       $18,907
 1/31/2008         $21,096        $15,745       $17,614
 2/29/2008         $20,067        $15,234       $16,749
 3/31/2008         $20,300        $15,168       $17,028
 4/30/2008         $21,336        $15,907       $17,928
 5/31/2008         $22,017        $16,113       $18,529
 6/30/2008         $21,553        $14,754       $18,386
 7/31/2008         $20,649        $14,630       $17,257
 8/31/2008         $20,571        $14,842       $17,015
 9/30/2008         $18,721        $13,519       $15,074

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/08
-------   -------
1-Year    -15.40%
5-Year    +11.00%
10-Year    +6.47%

CLASS B (1/1/99-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN UTILITIES   S&P 500        S&P 500
   DATE        FUND - CLASS B      INDEX    UTILITIES INDEX
----------   ------------------   -------   ---------------
  1/1/1999         $10,000        $10,000       $10,000
 1/31/1999         $ 9,468        $10,418       $ 9,562
 2/28/1999         $ 9,016        $10,094       $ 9,198
 3/31/1999         $ 8,859        $10,498       $ 9,053
 4/30/1999         $ 9,416        $10,905       $ 9,827
 5/31/1999         $ 9,845        $10,647       $10,447
 6/30/1999         $ 9,487        $11,238       $10,081
 7/31/1999         $ 9,339        $10,887       $ 9,958
 8/31/1999         $ 9,321        $10,834       $10,060
 9/30/1999         $ 8,964        $10,537       $ 9,576
10/31/1999         $ 9,133        $11,203       $ 9,714
11/30/1999         $ 8,600        $11,431       $ 8,993
12/31/1999         $ 8,479        $12,104       $ 9,082
 1/31/2000         $ 8,961        $11,496       $10,067
 2/29/2000         $ 8,282        $11,279       $ 9,446
 3/31/2000         $ 8,572        $12,382       $ 9,761
 4/30/2000         $ 9,071        $12,010       $10,520
 5/31/2000         $ 9,190        $11,763       $10,981
 6/30/2000         $ 8,768        $12,053       $10,327
 7/31/2000         $ 9,131        $11,865       $11,059
 8/31/2000         $10,088        $12,602       $12,573
 9/30/2000         $11,097        $11,936       $13,728
10/31/2000         $11,035        $11,886       $13,198
11/30/2000         $11,433        $10,949       $13,047
12/31/2000         $11,932        $11,002       $14,275
 1/31/2001         $10,708        $11,393       $12,888
 2/28/2001         $11,325        $10,354       $13,357
 3/31/2001         $11,468        $ 9,698       $13,267
 4/30/2001         $11,936        $10,452       $14,039
 5/31/2001         $11,998        $10,522       $13,592
 6/30/2001         $11,390        $10,266       $12,508
 7/31/2001         $10,982        $10,165       $11,932
 8/31/2001         $11,128        $ 9,528       $11,607
 9/30/2001         $10,588        $ 8,759       $10,263
10/31/2001         $10,599        $ 8,926       $10,227
11/30/2001         $10,504        $ 9,611       $ 9,678
12/31/2001         $10,916        $ 9,695       $ 9,930
 1/31/2002         $10,770        $ 9,553       $ 9,358
 2/28/2002         $10,737        $ 9,369       $ 9,152
 3/31/2002         $11,336        $ 9,721       $10,266
 4/30/2002         $11,257        $ 9,132       $10,075
 5/31/2002         $10,985        $ 9,065       $ 9,180
 6/30/2002         $10,498        $ 8,419       $ 8,528
 7/31/2002         $ 9,570        $ 7,763       $ 7,336
 8/31/2002         $ 9,948        $ 7,814       $ 7,612
 9/30/2002         $ 9,225        $ 6,965       $ 6,628
10/31/2002         $ 9,225        $ 7,578       $ 6,508
11/30/2002         $ 9,410        $ 8,024       $ 6,680
12/31/2002         $ 9,719        $ 7,552       $ 6,952
 1/31/2003         $ 9,320        $ 7,354       $ 6,739
 2/28/2003         $ 9,062        $ 7,244       $ 6,419
 3/31/2003         $ 9,375        $ 7,314       $ 6,734
 4/30/2003         $ 9,875        $ 7,917       $ 7,317
 5/31/2003         $10,743        $ 8,334       $ 8,080
 6/30/2003         $10,782        $ 8,440       $ 8,171
 7/31/2003         $10,289        $ 8,589       $ 7,643
 8/31/2003         $10,289        $ 8,756       $ 7,789
 9/30/2003         $10,690        $ 8,664       $ 8,136
10/31/2003         $10,873        $ 9,154       $ 8,222
11/30/2003         $10,982        $ 9,235       $ 8,231
12/31/2003         $11,533        $ 9,719       $ 8,783
 1/31/2004         $11,730        $ 9,898       $ 8,969
 2/29/2004         $12,036        $10,035       $ 9,145
 3/31/2004         $12,122        $ 9,884       $ 9,237
 4/30/2004         $11,750        $ 9,728       $ 8,897
 5/31/2004         $11,874        $ 9,862       $ 8,980
 6/30/2004         $12,061        $10,053       $ 9,120
 7/31/2004         $12,186        $ 9,720       $ 9,270
 8/31/2004         $12,674        $ 9,759       $ 9,651
 9/30/2004         $12,798        $ 9,865       $ 9,734
10/31/2004         $13,327        $10,016       $10,209
11/30/2004         $13,693        $10,421       $10,639
12/31/2004         $14,146        $10,775       $10,920
 1/31/2005         $14,261        $10,513       $11,143
 2/28/2005         $14,375        $10,734       $11,383
 3/31/2005         $14,408        $10,544       $11,511
 4/30/2005         $14,716        $10,344       $11,870
 5/31/2005         $14,973        $10,673       $11,892
 6/30/2005         $15,635        $10,688       $12,584
 7/31/2005         $15,881        $11,085       $12,866
 8/31/2005         $16,010        $10,984       $12,983
 9/30/2005         $16,395        $11,073       $13,501
10/31/2005         $15,469        $10,889       $12,647
11/30/2005         $15,495        $11,301       $12,621
12/31/2005         $15,580        $11,304       $12,761
 1/31/2006         $15,991        $11,604       $13,075
 2/28/2006         $16,243        $11,635       $13,220
 3/31/2006         $15,717        $11,780       $12,614
 4/30/2006         $15,890        $11,938       $12,814
 5/31/2006         $16,063        $11,595       $13,018
 6/30/2006         $16,393        $11,611       $13,331
 7/31/2006         $17,132        $11,682       $13,986
 8/31/2006         $17,575        $11,960       $14,384
 9/30/2006         $17,419        $12,268       $14,145
10/31/2006         $18,312        $12,668       $14,910
11/30/2006         $18,934        $12,909       $15,266
12/31/2006         $19,195        $13,090       $15,440
 1/31/2007         $19,166        $13,288       $15,394
 2/28/2007         $19,883        $13,028       $16,208
 3/31/2007         $20,690        $13,174       $16,874
 4/30/2007         $21,342        $13,757       $17,584
 5/31/2007         $21,526        $14,237       $17,706
 6/30/2007         $20,501        $14,001       $16,809
 7/31/2007         $19,761        $13,567       $16,179
 8/31/2007         $20,231        $13,770       $16,550
 9/30/2007         $20,919        $14,285       $17,137
10/31/2007         $22,224        $14,512       $18,281
11/30/2007         $22,238        $13,906       $18,384
12/31/2007         $22,344        $13,809       $18,431
 1/31/2008         $20,829        $12,981       $17,171
 2/29/2008         $19,813        $12,559       $16,328
 3/31/2008         $20,043        $12,505       $16,600
 4/30/2008         $21,067        $13,114       $17,477
 5/31/2008         $21,739        $13,284       $18,063
 6/30/2008         $21,280        $12,164       $17,923
 7/31/2008         $20,389        $12,062       $16,822
 8/31/2008         $20,311        $12,236       $16,587
 9/30/2008         $18,482        $11,146       $14,695

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    9/30/08
-------                    -------
1-Year                     -15.31%
5-Year                     +11.13%
Since Inception (1/1/99)    +6.50%


                               54 | Annual Report

CLASS C (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN UTILITIES   S&P 500        S&P 500
   DATE        FUND - CLASS C      INDEX    UTILITIES INDEX
----------   ------------------   -------   ---------------
 10/1/1998         $10,000        $10,000       $10,000
10/31/1998         $ 9,806        $10,813       $ 9,809
11/30/1998         $ 9,903        $11,469       $ 9,954
12/31/1998         $10,146        $12,130       $10,258
 1/31/1999         $ 9,605        $12,637       $ 9,809
 2/28/1999         $ 9,147        $12,244       $ 9,435
 3/31/1999         $ 8,989        $12,734       $ 9,286
 4/30/1999         $ 9,545        $13,227       $10,081
 5/31/1999         $ 9,981        $12,915       $10,717
 6/30/1999         $ 9,616        $13,632       $10,342
 7/31/1999         $ 9,466        $13,206       $10,215
 8/31/1999         $ 9,447        $13,141       $10,319
 9/30/1999         $ 9,094        $12,781       $ 9,823
10/31/1999         $ 9,255        $13,589       $ 9,965
11/30/1999         $ 8,704        $13,866       $ 9,225
12/31/1999         $ 8,579        $14,682       $ 9,316
 1/31/2000         $ 9,068        $13,945       $10,327
 2/29/2000         $ 8,389        $13,681       $ 9,690
 3/31/2000         $ 8,682        $15,019       $10,012
 4/30/2000         $ 9,188        $14,567       $10,792
 5/31/2000         $ 9,310        $14,268       $11,264
 6/30/2000         $ 8,881        $14,620       $10,594
 7/31/2000         $ 9,249        $14,391       $11,344
 8/31/2000         $10,221        $15,285       $12,897
 9/30/2000         $11,244        $14,478       $14,082
10/31/2000         $11,182        $14,417       $13,539
11/30/2000         $11,585        $13,280       $13,384
12/31/2000         $12,091        $13,345       $14,644
 1/31/2001         $10,849        $13,819       $13,221
 2/28/2001         $11,475        $12,559       $13,702
 3/31/2001         $11,621        $11,763       $13,609
 4/30/2001         $12,095        $12,677       $14,401
 5/31/2001         $12,158        $12,762       $13,942
 6/30/2001         $11,541        $12,452       $12,831
 7/31/2001         $11,127        $12,329       $12,240
 8/31/2001         $11,276        $11,557       $11,907
 9/30/2001         $10,738        $10,624       $10,528
10/31/2001         $10,749        $10,827       $10,490
11/30/2001         $10,642        $11,657       $ 9,927
12/31/2001         $11,059        $11,759       $10,186
 1/31/2002         $10,923        $11,588       $ 9,600
 2/28/2002         $10,889        $11,364       $ 9,388
 3/31/2002         $11,497        $11,792       $10,531
 4/30/2002         $11,405        $11,077       $10,335
 5/31/2002         $11,129        $10,995       $ 9,417
 6/30/2002         $10,634        $10,212       $ 8,749
 7/31/2002         $ 9,704        $ 9,416       $ 7,526
 8/31/2002         $10,088        $ 9,478       $ 7,808
 9/30/2002         $ 9,353        $ 8,448       $ 6,800
10/31/2002         $ 9,341        $ 9,191       $ 6,676
11/30/2002         $ 9,541        $ 9,732       $ 6,852
12/31/2002         $ 9,855        $ 9,160       $ 7,131
 1/31/2003         $ 9,450        $ 8,920       $ 6,913
 2/28/2003         $ 9,188        $ 8,786       $ 6,585
 3/31/2003         $ 9,507        $ 8,871       $ 6,908
 4/30/2003         $10,014        $ 9,602       $ 7,505
 5/31/2003         $10,896        $10,109       $ 8,288
 6/30/2003         $10,924        $10,238       $ 8,382
 7/31/2003         $10,424        $10,418       $ 7,841
 8/31/2003         $10,436        $10,621       $ 7,990
 9/30/2003         $10,829        $10,509       $ 8,346
10/31/2003         $11,014        $11,103       $ 8,434
11/30/2003         $11,137        $11,201       $ 8,443
12/31/2003         $11,685        $11,789       $ 9,010
 1/31/2004         $11,884        $12,005       $ 9,201
 2/29/2004         $12,196        $12,172       $ 9,381
 3/31/2004         $12,283        $11,989       $ 9,476
 4/30/2004         $11,918        $11,800       $ 9,127
 5/31/2004         $12,031        $11,962       $ 9,211
 6/30/2004         $12,221        $12,194       $ 9,355
 7/31/2004         $12,348        $11,790       $ 9,509
 8/31/2004         $12,843        $11,838       $ 9,900
 9/30/2004         $12,969        $11,965       $ 9,985
10/31/2004         $13,507        $12,148       $10,472
11/30/2004         $13,878        $12,641       $10,913
12/31/2004         $14,338        $13,070       $11,201
 1/31/2005         $14,454        $12,752       $11,430
 2/28/2005         $14,571        $13,020       $11,677
 3/31/2005         $14,603        $12,789       $11,808
 4/30/2005         $14,917        $12,546       $12,176
 5/31/2005         $15,178        $12,946       $12,198
 6/30/2005         $15,849        $12,964       $12,909
 7/31/2005         $16,086        $13,446       $13,198
 8/31/2005         $16,230        $13,324       $13,318
 9/30/2005         $16,621        $13,432       $13,849
10/31/2005         $15,668        $13,208       $12,973
11/30/2005         $15,707        $13,707       $12,946
12/31/2005         $15,795        $13,712       $13,091
 1/31/2006         $16,199        $14,075       $13,412
 2/28/2006         $16,468        $14,113       $13,562
 3/31/2006         $15,934        $14,289       $12,939
 4/30/2006         $16,110        $14,481       $13,145
 5/31/2006         $16,272        $14,064       $13,353
 6/30/2006         $16,622        $14,083       $13,675
 7/31/2006         $17,372        $14,170       $14,347
 8/31/2006         $17,809        $14,507       $14,755
 9/30/2006         $17,650        $14,881       $14,510
10/31/2006         $18,557        $15,366       $15,295
11/30/2006         $19,189        $15,658       $15,660
12/31/2006         $19,455        $15,878       $15,838
 1/31/2007         $19,426        $16,118       $15,792
 2/28/2007         $20,155        $15,803       $16,626
 3/31/2007         $20,952        $15,979       $17,309
 4/30/2007         $21,613        $16,687       $18,037
 5/31/2007         $21,786        $17,269       $18,163
 6/30/2007         $20,748        $16,983       $17,243
 7/31/2007         $19,982        $16,456       $16,597
 8/31/2007         $20,459        $16,703       $16,977
 9/30/2007         $21,131        $17,327       $17,580
10/31/2007         $22,455        $17,603       $18,753
11/30/2007         $22,455        $16,867       $18,858
12/31/2007         $22,547        $16,750       $18,907
 1/31/2008         $21,013        $15,745       $17,614
 2/29/2008         $19,984        $15,234       $16,749
 3/31/2008         $20,206        $15,168       $17,028
 4/30/2008         $21,226        $15,907       $17,928
 5/31/2008         $21,890        $16,113       $18,529
 6/30/2008         $21,415        $14,754       $18,386
 7/31/2008         $20,513        $14,630       $17,257
 8/31/2008         $20,436        $14,842       $17,015
 9/30/2008         $18,581        $13,519       $15,074

AVERAGE ANNUAL TOTAL RETURN

CLASS C   9/30/08
-------   -------
1-Year    -12.88%
5-Year    +11.40%
10-Year    +6.39%

CLASS R (1/1/02-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN UTILITIES   S&P 500       S&P 500
   DATE         FUND - CLASS R     INDEX    UTILITIES INDEX
----------   ------------------   -------   ---------------
  1/1/2002         $10,000        $10,000       $10,000
 1/31/2002         $ 9,796        $ 9,854       $ 9,424
 2/28/2002         $ 9,766        $ 9,664       $ 9,216
 3/31/2002         $10,304        $10,028       $10,338
 4/30/2002         $10,231        $ 9,420       $10,146
 5/31/2002         $ 9,984        $ 9,350       $ 9,245
 6/30/2002         $ 9,543        $ 8,684       $ 8,588
 7/31/2002         $ 8,720        $ 8,007       $ 7,388
 8/31/2002         $ 9,053        $ 8,060       $ 7,666
 9/30/2002         $ 8,399        $ 7,184       $ 6,675
10/31/2002         $ 8,399        $ 7,816       $ 6,554
11/30/2002         $ 8,568        $ 8,276       $ 6,727
12/31/2002         $ 8,852        $ 7,790       $ 7,001
 1/31/2003         $ 8,489        $ 7,585       $ 6,786
 2/28/2003         $ 8,254        $ 7,472       $ 6,465
 3/31/2003         $ 8,546        $ 7,544       $ 6,781
 4/30/2003         $ 9,001        $ 8,166       $ 7,368
 5/31/2003         $ 9,794        $ 8,596       $ 8,137
 6/30/2003         $ 9,819        $ 8,706       $ 8,229
 7/31/2003         $ 9,369        $ 8,859       $ 7,697
 8/31/2003         $ 9,380        $ 9,032       $ 7,844
 9/30/2003         $ 9,739        $ 8,936       $ 8,194
10/31/2003         $ 9,917        $ 9,442       $ 8,280
11/30/2003         $10,017        $ 9,525       $ 8,289
12/31/2003         $10,524        $10,025       $ 8,845
 1/31/2004         $10,692        $10,209       $ 9,032
 2/29/2004         $10,971        $10,351       $ 9,209
 3/31/2004         $11,053        $10,195       $ 9,302
 4/30/2004         $10,725        $10,035       $ 8,960
 5/31/2004         $10,838        $10,172       $ 9,043
 6/30/2004         $11,013        $10,370       $ 9,184
 7/31/2004         $11,127        $10,026       $ 9,335
 8/31/2004         $11,572        $10,067       $ 9,719
 9/30/2004         $11,690        $10,175       $ 9,802
10/31/2004         $12,174        $10,331       $10,280
11/30/2004         $12,508        $10,749       $10,714
12/31/2004         $12,922        $11,115       $10,996
 1/31/2005         $13,028        $10,844       $11,221
 2/28/2005         $13,133        $11,072       $11,463
 3/31/2005         $13,163        $10,876       $11,592
 4/30/2005         $13,458        $10,669       $11,953
 5/31/2005         $13,693        $11,009       $11,975
 6/30/2005         $14,300        $11,024       $12,672
 7/31/2005         $14,513        $11,435       $12,956
 8/31/2005         $14,644        $11,330       $13,075
 9/30/2005         $15,003        $11,422       $13,596
10/31/2005         $14,144        $11,232       $12,736
11/30/2005         $14,168        $11,656       $12,710
12/31/2005         $14,254        $11,660       $12,851
 1/31/2006         $14,618        $11,969       $13,167
 2/28/2006         $14,861        $12,002       $13,313
 3/31/2006         $14,387        $12,151       $12,703
 4/30/2006         $14,545        $12,314       $12,904
 5/31/2006         $14,704        $11,960       $13,109
 6/30/2006         $15,012        $11,976       $13,425
 7/31/2006         $15,690        $12,050       $14,085
 8/31/2006         $16,084        $12,337       $14,485
 9/30/2006         $15,947        $12,655       $14,245
10/31/2006         $16,778        $13,067       $15,015
11/30/2006         $17,348        $13,315       $15,374
12/31/2006         $17,584        $13,502       $15,548
 1/31/2007         $17,559        $13,706       $15,503
 2/28/2007         $18,217        $13,438       $16,322
 3/31/2007         $18,944        $13,589       $16,993
 4/30/2007         $19,541        $14,191       $17,707
 5/31/2007         $19,698        $14,686       $17,831
 6/30/2007         $18,754        $14,442       $16,928
 7/31/2007         $18,074        $13,994       $16,293
 8/31/2007         $18,506        $14,204       $16,666
 9/30/2007         $19,124        $14,735       $17,258
10/31/2007         $20,320        $14,969       $18,410
11/30/2007         $20,320        $14,344       $18,513
12/31/2007         $20,412        $14,244       $18,561
 1/31/2008         $19,024        $13,390       $17,292
 2/29/2008         $18,093        $12,955       $16,443
 3/31/2008         $18,288        $12,899       $16,717
 4/30/2008         $19,224        $13,527       $17,600
 5/31/2008         $19,825        $13,702       $18,190
 6/30/2008         $19,403        $12,547       $18,050
 7/31/2008         $18,586        $12,441       $16,941
 8/31/2008         $18,516        $12,621       $16,704
 9/30/2008         $16,844        $11,497       $14,798

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    9/30/08
-------                    -------
1-Year                     -11.92%
5-Year                     +11.58%
Since Inception (1/1/02)    +8.04%


                               Annual Report | 55

ADVISOR CLASS (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN UTILITIES    S&P 500       S&P 500
   DATE      FUND - ADVISOR CLASS    INDEX    UTILITIES INDEX
----------   --------------------   -------   ---------------
 10/1/1998         $10,000          $10,000       $10,000
10/31/1998         $ 9,816          $10,813       $ 9,809
11/30/1998         $ 9,921          $11,469       $ 9,954
12/31/1998         $10,160          $12,130       $10,258
 1/31/1999         $ 9,629          $12,637       $ 9,809
 2/28/1999         $ 9,172          $12,244       $ 9,435
 3/31/1999         $ 9,019          $12,734       $ 9,286
 4/30/1999         $ 9,585          $13,227       $10,081
 5/31/1999         $10,021          $12,915       $10,717
 6/30/1999         $ 9,669          $13,632       $10,342
 7/31/1999         $ 9,519          $13,206       $10,215
 8/31/1999         $ 9,510          $13,141       $10,319
 9/30/1999         $ 9,152          $12,781       $ 9,823
10/31/1999         $ 9,323          $13,589       $ 9,965
11/30/1999         $ 8,771          $13,866       $ 9,225
12/31/1999         $ 8,661          $14,682       $ 9,316
 1/31/2000         $ 9,153          $13,945       $10,327
 2/29/2000         $ 8,470          $13,681       $ 9,690
 3/31/2000         $ 8,770          $15,019       $10,012
 4/30/2000         $ 9,290          $14,567       $10,792
 5/31/2000         $ 9,412          $14,268       $11,264
 6/30/2000         $ 8,984          $14,620       $10,594
 7/31/2000         $ 9,365          $14,391       $11,344
 8/31/2000         $10,356          $15,285       $12,897
 9/30/2000         $11,394          $14,478       $14,082
10/31/2000         $11,342          $14,417       $13,539
11/30/2000         $11,759          $13,280       $13,384
12/31/2000         $12,269          $13,345       $14,644
 1/31/2001         $11,013          $13,819       $13,221
 2/28/2001         $11,657          $12,559       $13,702
 3/31/2001         $11,812          $11,763       $13,609
 4/30/2001         $12,302          $12,677       $14,401
 5/31/2001         $12,377          $12,762       $13,942
 6/30/2001         $11,749          $12,452       $12,831
 7/31/2001         $11,339          $12,329       $12,240
 8/31/2001         $11,490          $11,557       $11,907
 9/30/2001         $10,951          $10,624       $10,528
10/31/2001         $10,962          $10,827       $10,490
11/30/2001         $10,864          $11,657       $ 9,927
12/31/2001         $11,295          $11,759       $10,186
 1/31/2002         $11,157          $11,588       $ 9,600
 2/28/2002         $11,133          $11,364       $ 9,388
 3/31/2002         $11,759          $11,792       $10,531
 4/30/2002         $11,677          $11,077       $10,335
 5/31/2002         $11,407          $10,995       $ 9,417
 6/30/2002         $10,895          $10,212       $ 8,749
 7/31/2002         $ 9,947          $ 9,416       $ 7,526
 8/31/2002         $10,350          $ 9,478       $ 7,808
 9/30/2002         $ 9,602          $ 8,448       $ 6,800
10/31/2002         $ 9,602          $ 9,191       $ 6,676
11/30/2002         $ 9,806          $ 9,732       $ 6,852
12/31/2002         $10,130          $ 9,160       $ 7,131
 1/31/2003         $ 9,715          $ 8,920       $ 6,913
 2/28/2003         $ 9,447          $ 8,786       $ 6,585
 3/31/2003         $ 9,786          $ 8,871       $ 6,908
 4/30/2003         $10,318          $ 9,602       $ 7,505
 5/31/2003         $11,234          $10,109       $ 8,288
 6/30/2003         $11,275          $10,238       $ 8,382
 7/31/2003         $10,762          $10,418       $ 7,841
 8/31/2003         $10,774          $10,621       $ 7,990
 9/30/2003         $11,196          $10,509       $ 8,346
10/31/2003         $11,386          $11,103       $ 8,434
11/30/2003         $11,513          $11,201       $ 8,443
12/31/2003         $12,094          $11,789       $ 9,010
 1/31/2004         $12,299          $12,005       $ 9,201
 2/29/2004         $12,632          $12,172       $ 9,381
 3/31/2004         $12,727          $11,989       $ 9,476
 4/30/2004         $12,352          $11,800       $ 9,127
 5/31/2004         $12,481          $11,962       $ 9,211
 6/30/2004         $12,684          $12,194       $ 9,355
 7/31/2004         $12,828          $11,790       $ 9,509
 8/31/2004         $13,338          $11,838       $ 9,900
 9/30/2004         $13,489          $11,965       $ 9,985
10/31/2004         $14,045          $12,148       $10,472
11/30/2004         $14,441          $12,641       $10,913
12/31/2004         $14,923          $13,070       $11,201
 1/31/2005         $15,057          $12,752       $11,430
 2/28/2005         $15,191          $13,020       $11,677
 3/31/2005         $15,224          $12,789       $11,808
 4/30/2005         $15,576          $12,546       $12,176
 5/31/2005         $15,847          $12,946       $12,198
 6/30/2005         $16,563          $12,964       $12,909
 7/31/2005         $16,822          $13,446       $13,198
 8/31/2005         $16,972          $13,324       $13,318
 9/30/2005         $17,402          $13,432       $13,849
10/31/2005         $16,410          $13,208       $12,973
11/30/2005         $16,452          $13,707       $12,946
12/31/2005         $16,555          $13,712       $13,091
 1/31/2006         $16,990          $14,075       $13,412
 2/28/2006         $17,270          $14,113       $13,562
 3/31/2006         $16,726          $14,289       $12,939
 4/30/2006         $16,910          $14,481       $13,145
 5/31/2006         $17,108          $14,064       $13,353
 6/30/2006         $17,485          $14,083       $13,675
 7/31/2006         $18,268          $14,170       $14,347
 8/31/2006         $18,753          $14,507       $14,755
 9/30/2006         $18,599          $14,881       $14,510
10/31/2006         $19,561          $15,366       $15,295
11/30/2006         $20,236          $15,658       $15,660
12/31/2006         $20,524          $15,878       $15,838
 1/31/2007         $20,509          $16,118       $15,792
 2/28/2007         $21,272          $15,803       $16,626
 3/31/2007         $22,140          $15,979       $17,309
 4/30/2007         $22,849          $16,687       $18,037
 5/31/2007         $23,030          $17,269       $18,163
 6/30/2007         $21,946          $16,983       $17,243
 7/31/2007         $21,157          $16,456       $16,597
 8/31/2007         $21,673          $16,703       $16,977
 9/30/2007         $22,398          $17,327       $17,580
10/31/2007         $23,806          $17,603       $18,753
11/30/2007         $23,836          $16,867       $18,858
12/31/2007         $23,945          $16,750       $18,907
 1/31/2008         $22,312          $15,745       $17,614
 2/29/2008         $21,245          $15,234       $16,749
 3/31/2008         $21,481          $15,168       $17,028
 4/30/2008         $22,590          $15,907       $17,928
 5/31/2008         $23,307          $16,113       $18,529
 6/30/2008         $22,809          $14,754       $18,386
 7/31/2008         $21,857          $14,630       $17,257
 8/31/2008         $21,791          $14,842       $17,015
 9/30/2008         $19,834          $13,519       $15,074

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   9/30/08
-------------   -------
1-Year          -11.45%
5-Year          +12.12%
10-Year          +7.09%

ENDNOTES

IN ADDITION TO SENSITIVITY TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES HAVE BEEN HISTORICALLY SENSITIVE TO INTEREST RATE CHANGES. WHEN INTEREST RATES FALL, UTILITY SECURITIES' PRICES, AND THUS A UTILITIES FUND'S SHARE PRICE, TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Distribution rate is based on an annualization of the respective class's current quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 9/30/08.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500.


                               56 | Annual Report

Your Fund's Expenses

FRANKLIN UTILITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 57

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING       EXPENSES
                                            ACCOUNT     ACCOUNT      PAID DURING
                                             VALUE       VALUE         PERIOD*
                                             4/1/08     9/30/08    4/1/08-9/30/08
                                           ---------   ---------   --------------
CLASS A
Actual                                       $1,000    $  922.20        $3.56
Hypothetical (5% return before expenses)     $1,000    $1,021.30        $3.74
CLASS B
Actual                                       $1,000    $  919.80        $6.00
Hypothetical (5% return before expenses)     $1,000    $1,018.75        $6.31
CLASS C
Actual                                       $1,000    $  919.60        $6.00
Hypothetical (5% return before expenses)     $1,000    $1,018.75        $6.31
CLASS R
Actual                                       $1,000    $  921.10        $5.28
Hypothetical (5% return before expenses)     $1,000    $1,019.50        $5.55
ADVISOR CLASS
Actual                                       $1,000    $  923.30        $2.88
Hypothetical (5% return before expenses)     $1,000    $1,022.00        $3.03

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.74%; B: 1.25%; C: 1.25%; R: 1.10%; and
     Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               58 | Annual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN DYNATECH FUND

                                                                          YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------------------
CLASS A                                                     2008        2007        2006        2005        2004
-------                                                   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  32.33    $  25.80    $  24.98    $  22.01    $  20.17
                                                          --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ....................      (0.08)      (0.08)      (0.05)      (0.01)      (0.09)
   Net realized and unrealized gains (losses) .........      (6.67)       6.61        0.87        2.98        1.93
                                                          --------    --------    --------    --------    --------
Total from investment operations ......................      (6.75)       6.53        0.82        2.97        1.84
                                                          --------    --------    --------    --------    --------
Less distributions from net realized gains ............      (0.71)         --          --          --          --
                                                          --------    --------    --------    --------    --------
Redemption fees(c, d) .................................         --          --          --          --          --
                                                          --------    --------    --------    --------    --------
Net asset value, end of year ..........................   $  24.87    $  32.33    $  25.80    $  24.98    $  22.01
                                                          ========    ========    ========    ========    ========
Total return(e) .......................................     (21.36)%     25.31%       3.28%      13.49%       9.12%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...........................................       0.97%       0.99%       0.97%       1.00%       0.97%
Net investment income (loss) ..........................      (0.26)%     (0.30)%     (0.20)%     (0.02)%     (0.41)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $388,843    $553,347    $590,633    $628,732    $640,120
Portfolio turnover rate ...............................      41.01%      18.03%      18.61%      17.26%      14.93%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 59

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                                          YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------------------
CLASS B                                                     2008        2007        2006        2005        2004
-------                                                   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  30.78    $  24.75    $  24.15    $  21.43    $  19.79
                                                          --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ....................      (0.29)      (0.28)      (0.23)      (0.18)      (0.25)
   Net realized and unrealized gains (losses) .........      (6.30)       6.31        0.83        2.90        1.89
                                                          --------    --------    --------    --------    --------
Total from investment operations ......................      (6.59)       6.03        0.60        2.72        1.64
                                                          --------    --------    --------    --------    --------
Less distributions from net realized gains ............      (0.71)         --          --          --          --
                                                          --------    --------    --------    --------    --------
Redemption fees(c, d) .................................         --          --          --          --          --
                                                          --------    --------    --------    --------    --------
Net asset value, end of year ..........................   $  23.48    $  30.78    $  24.75    $  24.15    $  21.43
                                                          ========    ========    ========    ========    ========
Total return(e) .......................................     (21.96)%     24.36%       2.48%      12.69%       8.29%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...........................................       1.73%       1.75%       1.72%       1.74%       1.72%
Net investment income (loss) ..........................      (1.02)%     (1.06)%     (0.95)%     (0.76)%     (1.16)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $ 10,704    $ 16,625    $ 18,718    $ 19,497    $ 18,824
Portfolio turnover rate ...............................      41.01%      18.03%      18.61%      17.26%      14.93%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               60 | Annual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                                          YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------------------
CLASS C                                                     2008        2007        2006        2005        2004
-------                                                   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  30.46    $  24.50    $  23.90    $  21.21    $  19.59
                                                          --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ....................      (0.28)      (0.28)      (0.23)      (0.17)      (0.25)
   Net realized and unrealized gains (losses) .........      (6.24)       6.24        0.83        2.86        1.87
                                                          --------    --------    --------    --------    --------
Total from investment operations ......................      (6.52)       5.96        0.60        2.69        1.62
                                                          --------    --------    --------    --------    --------
Less distributions from net realized gains ............      (0.71)         --          --          --          --
                                                          --------    --------    --------    --------    --------
Redemption fees(c, d) .................................         --          --          --          --          --
                                                          --------    --------    --------    --------    --------
Net asset value, end of year ..........................   $  23.23    $  30.46    $  24.50    $  23.90    $  21.21
                                                          ========    ========    ========    ========    ========
Total return(e) .......................................     (21.93)%     24.33%       2.51%      12.68%       8.27%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...........................................       1.73%       1.74%       1.71%       1.74%       1.72%
Net investment income (loss) ..........................      (1.02)%     (1.05)%     (0.94)%     (0.76)%     (1.16)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $ 53,289    $ 70,413    $ 69,069    $ 73,587    $ 75,642
Portfolio turnover rate ...............................      41.01%      18.03%      18.61%      17.26%      14.93%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 61

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                                    PERIOD ENDED
                                                                   SEPTEMBER 30,
ADVISOR CLASS                                                         2008(a)
-------------                                                      -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $ 31.40
                                                                      -------
Income from investment operations(b):
   Net investment income (loss)(c) .............................        (0.01)
   Net realized and unrealized gains (losses) ..................        (6.49)
                                                                      -------
Total from investment operations ...............................        (6.50)
                                                                      -------
Redemption fees(d, e) ..........................................           --
                                                                      -------
Net asset value, end of period .................................      $ 24.90
                                                                      =======
Total return(f) ................................................       (20.70)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ....................................................         0.73%
Net investment income (loss) ...................................        (0.02)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................      $ 1,938
Portfolio turnover rate ........................................        41.01%

(a)  For the period May 15, 2008 (effective date) to September 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               62 | Annual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008


          FRANKLIN DYNATECH FUND                                    COUNTRY           SHARES               VALUE
          ----------------------                                 --------------   -------------       ---------------
          COMMON STOCKS 94.4%
          AIR FREIGHT & LOGISTICS 1.7%
          C.H. Robinson Worldwide Inc. .......................    United States         150,000       $     7,644,000
                                                                                                      ---------------
          BIOTECHNOLOGY 12.2%
      (a) Celgene Corp. ......................................    United States         200,000            12,656,000
      (a) Genentech Inc. .....................................    United States         250,000            22,170,000
      (a) Gilead Sciences Inc. ...............................    United States         300,000            13,674,000
      (a) Myriad Genetics Inc. ...............................    United States          70,000             4,541,600
      (a) OSI Pharmaceuticals Inc. ...........................    United States          50,000             2,464,500
                                                                                                      ---------------
                                                                                                           55,506,100
                                                                                                      ---------------
          CAPITAL MARKETS 0.6%
          The Goldman Sachs Group Inc. .......................    United States          20,000             2,560,000
                                                                                                      ---------------
          CHEMICALS 4.6%
          Monsanto Co. .......................................    United States          80,000             7,918,400
          Sigma-Aldrich Corp. ................................    United States         250,000            13,105,000
                                                                                                      ---------------
                                                                                                           21,023,400
                                                                                                      ---------------
          COMMERCIAL SERVICES & SUPPLIES 1.4%
      (a) Stericycle Inc. ....................................    United States         110,000             6,480,100
                                                                                                      ---------------
          COMMUNICATIONS EQUIPMENT 5.5%
      (a) Cisco Systems Inc. .................................    United States         450,000            10,152,000
          QUALCOMM Inc. ......................................    United States         225,000             9,668,250
      (a) Research In Motion Ltd. ............................       Canada              75,000             5,122,500
                                                                                                      ---------------
                                                                                                           24,942,750
                                                                                                      ---------------
          COMPUTERS & PERIPHERALS 7.6%
      (a) Apple Inc. .........................................    United States         165,000            18,753,900
          Hewlett-Packard Co. ................................    United States         340,000            15,721,600
                                                                                                      ---------------
                                                                                                           34,475,500
                                                                                                      ---------------
          ELECTRICAL EQUIPMENT 1.4%
          ABB Ltd., ADR ......................................     Switzerland          100,000             1,940,000
      (a) Energy Conversion Devices Inc. .....................    United States          35,000             2,038,750
      (a) SunPower Corp., A ..................................    United States          35,000             2,482,550
                                                                                                      ---------------
                                                                                                            6,461,300
                                                                                                      ---------------
          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 2.2%
      (a) Dolby Laboratories Inc., A .........................    United States         100,000             3,519,000
      (a) FLIR Systems Inc. ..................................    United States         170,000             6,531,400
                                                                                                      ---------------
                                                                                                           10,050,400
                                                                                                      ---------------
          ENERGY EQUIPMENT & SERVICES 4.5%
      (a) FMC Technologies Inc. ..............................    United States         180,000             8,379,000
          Schlumberger Ltd. ..................................    United States         125,000             9,761,250
      (a) Weatherford International Ltd. .....................    United States         100,000             2,514,000
                                                                                                      ---------------
                                                                                                           20,654,250
                                                                                                      ---------------
          HEALTH CARE EQUIPMENT & SUPPLIES 7.3%
          Alcon Inc. .........................................     Switzerland           75,000            12,113,250
      (a) Intuitive Surgical Inc. ............................    United States          15,000             3,614,700


                                 Annual Report | 63

Franklin Custodian Funds


          FRANKLIN DYNATECH FUND                                    COUNTRY           SHARES               VALUE
          ----------------------                                 --------------   -------------       ---------------
          COMMON STOCKS (CONTINUED)
          HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
          Medtronic Inc. .....................................    United States         125,000       $     6,262,500
          Stryker Corp. ......................................    United States         180,000            11,214,000
                                                                                                      ---------------
                                                                                                           33,204,450
                                                                                                      ---------------
          HEALTH CARE PROVIDERS & SERVICES 1.9%
      (a) Express Scripts Inc. ...............................    United States          80,000             5,905,600
      (a) VCA Antech Inc. ....................................    United States         100,000             2,947,000
                                                                                                      ---------------
                                                                                                            8,852,600
                                                                                                      ---------------
          INTERNET & CATALOG RETAIL 1.4%
      (a) Amazon.com Inc. ....................................    United States          85,000             6,184,600
                                                                                                      ---------------
          INTERNET SOFTWARE & SERVICES 5.4%
      (a) Baidu.com Inc., ADR ................................        China              15,000             3,723,450
      (a) Google Inc., A .....................................    United States          41,000            16,421,320
      (a) MercadoLibre Inc. ..................................      Argentina            80,000             1,628,000
      (a) Sohu.com Inc. ......................................        China              50,000             2,787,500
                                                                                                      ---------------
                                                                                                           24,560,270
                                                                                                      ---------------
          IT SERVICES 4.5%
          MasterCard Inc., A .................................    United States          30,000             5,319,900
          Visa Inc., A .......................................    United States         250,000            15,347,500
                                                                                                      ---------------
                                                                                                           20,667,400
                                                                                                      ---------------
          LIFE SCIENCES TOOLS & SERVICES 3.7%
      (a) Covance Inc. .......................................    United States          60,000             5,304,600
      (a) Illumina Inc. ......................................    United States          65,000             2,634,450
      (a) Waters Corp. .......................................    United States         150,000             8,727,000
                                                                                                      ---------------
                                                                                                           16,666,050
                                                                                                      ---------------
          MACHINERY 0.1%
      (a) John Bean Technologies .............................    United States          38,880               492,221
                                                                                                      ---------------
          PHARMACEUTICALS 4.7%
          Johnson & Johnson ..................................    United States         100,000             6,928,000
          Novo-Nordisk AS, ADR ...............................       Denmark             80,000             4,096,000
          Teva Pharmaceutical Industries Ltd., ADR ...........       Israel             225,000            10,302,750
                                                                                                      ---------------
                                                                                                           21,326,750
                                                                                                      ---------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 6.4%
          Intel Corp. ........................................    United States       1,125,000            21,071,250
      (a) Lam Research Corp. .................................    United States         100,000             3,149,000
      (a) Varian Semi conductor Equipment Associates Inc. ....    United States         200,000             5,024,000
                                                                                                      ---------------
                                                                                                           29,244,250
                                                                                                      ---------------
          SOFTWARE 15.8%
      (a) Activision Blizzard Inc. ...........................    United States         560,000             8,640,800
      (a) Adobe Systems Inc. .................................    United States         350,000            13,814,500
      (a) ANSYS Inc. .........................................    United States         150,000             5,680,500
      (a) Autodesk Inc. ......................................    United States         120,000             4,026,000
      (a) Concur Technologies Inc. ...........................    United States         150,000             5,739,000
      (a) Electronic Arts Inc. ...............................    United States         130,000             4,808,700


                               64 | Annual Report

Franklin Custodian Funds


          FRANKLIN DYNATECH FUND                                    COUNTRY           SHARES               VALUE
          ----------------------                                 --------------   -------------       ---------------
          COMMON STOCKS (CONTINUED)
          SOFTWARE (CONTINUED)
          FactSet Research Systems Inc. ......................    United States          20,000       $     1,045,000
          Microsoft Corp. ....................................    United States         250,000             6,672,500
          Nintendo Co. Ltd., ADR .............................        Japan             160,000             8,457,600
      (a) Salesforce.com Inc. ................................    United States         125,000             6,050,000
      (a) UbiSoft Entertainment SA ...........................       France             100,000             6,864,696
                                                                                                      ---------------
                                                                                                           71,799,296
                                                                                                      ---------------
          WIRELESS TELECOMMUNICATION SERVICES 1.5%
      (a) American Tower Corp., A ............................    United States         185,000             6,654,450
                                                                                                      ---------------
          TOTAL COMMON STOCKS (COST $251,742,286) ............                                            429,450,137
                                                                                                      ---------------
          SHORT TERM INVESTMENTS 7.5%
          MONEY MARKET FUNDS (COST $21,757,500) 4.8%
      (b) Franklin Institutional Fiduciary Trust Money Market
             Portfolio, 1.98% ................................    United States      21,757,500            21,757,500
                                                                                                      ---------------

                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                -------------
          REPURCHASE AGREEMENTS (COST $12,228,168) 2.7%
      (c) Joint Repurchase Agreement, 1.347%, 10/01/08
             (Maturity Value $12,228,626) ....................    United States   $  12,228,168            12,228,168
             ABN AMRO Bank, NV, New York Branch
                (Maturity Value $1,934,691)
             Banc of America Securities LLC
                (Maturity Value $1,509,012)
             Barclays Capital Inc.
                (Maturity Value $1,954,012)
             BNP Paribas Securities Corp.
                (Maturity Value $1,895,926)
             Credit Suisse Securities (USA) LLC
                (Maturity Value $386,914)
             Deutsche Bank Securities Inc.
                (Maturity Value $717,453)
             Dresdner Kleinwort Securities LLC
                (Maturity Value $1,451,049)
             Greenwich Capital Markets Inc.
                (Maturity Value $1,992,655)
             UBS Securities LLC
                (Maturity Value $386,914)
                Collateralized by U.S. Government Agency
                   Securities, 2.20% - 7.25%, 11/07/08 -
                   4/24/13; (d) U.S. Government Agency
                   Discount Notes, 12/30/08 and U.S. Treasury
                   Notes, 1.875 - 4.875%, 1/15/09 - 7/31/13
                                                                                                      ---------------
          TOTAL INVESTMENTS (COST $285,727,954) 101.9% .......                                            463,435,805
          OTHER ASSETS, LESS LIABILITIES (1.9)% ..............                                             (8,661,671)
                                                                                                      ---------------
          NET ASSETS 100.0% ..................................                                        $   454,774,134
                                                                                                      ===============

See Selected Portfolio Abbreviations on page 106.

(a)  Non-income producing for the twelve months ended September 30, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c)  See Note 1(c) regarding joint repurchase agreement.

(d)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 65

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH FUND

                                                                      YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------------------------
CLASS A                                               2008         2007         2006         2005         2004
-------                                            ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    46.36   $    39.10   $    34.83   $    30.58   $    26.87
                                                   ----------   ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.24         0.16         0.12         0.13         0.06
   Net realized and unrealized gains (losses) ..        (9.30)        7.21         4.21         4.20         3.68
                                                   ----------   ----------   ----------   ----------   ----------
Total from investment operations ...............        (9.06)        7.37         4.33         4.33         3.74
                                                   ----------   ----------   ----------   ----------   ----------
Less distributions from net investment income ..        (0.13)       (0.11)       (0.06)       (0.08)       (0.03)
                                                   ----------   ----------   ----------   ----------   ----------
Redemption fees(c, d) ..........................           --           --           --           --           --
                                                   ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ...................   $    37.17   $    46.36   $    39.10   $    34.83   $    30.58
                                                   ==========   ==========   ==========   ==========   ==========
Total return(e) ................................       (19.59)%      18.87%       12.46%       14.17%       13.92%

RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................         0.89%        0.93%        0.91%        0.94%        0.98%
Net investment income ..........................         0.56%        0.37%        0.34%        0.40%        0.20%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,708,612   $2,123,419   $1,695,802   $1,567,675   $1,531,871
Portfolio turnover rate ........................         5.64%        0.37%        2.21%        1.16%        1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               66 | Annual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                                                 YEAR ENDED SEPTEMBER 30,
                                                   ---------------------------------------------------
CLASS B                                              2008      2007       2006       2005       2004
-------                                            -------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 44.42   $  37.65   $  33.73   $  29.77   $  26.32
                                                   -------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income (loss)(b) .............     (0.08)     (0.16)     (0.15)     (0.11)     (0.16)
   Net realized and unrealized gains (losses) ..     (8.90)      6.93       4.07       4.07       3.61
                                                   -------   --------   --------   --------   --------
Total from investment operations ...............     (8.98)      6.77       3.92       3.96       3.45
                                                   -------   --------   --------   --------   --------
Redemption fees(c, d) ..........................        --         --         --         --         --
                                                   -------   --------   --------   --------   --------
Net asset value, end of year ...................   $ 35.44   $  44.42   $  37.65   $  33.73   $  29.77
                                                   =======   ========   ========   ========   ========
Total return(e) ................................    (20.22)%    17.98%     11.62%     13.30%     13.11%

RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.64%      1.69%      1.67%      1.69%      1.73%
Net investment income (loss) ...................     (0.19)%    (0.39)%    (0.42)%    (0.35)%    (0.55)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $89,779   $138,640   $122,871   $123,926   $121,986
Portfolio turnover rate ........................      5.64%      0.37%      2.21%      1.16%      1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 67

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                                                 YEAR ENDED SEPTEMBER 30,
                                                   ----------------------------------------------------
CLASS C                                              2008       2007       2006       2005       2004
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  44.03   $  37.32   $  33.43   $  29.51   $  26.09
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.08)     (0.16)     (0.15)     (0.11)     (0.16)
   Net realized and unrealized gains (losses) ..      (8.81)      6.87       4.04       4.03       3.58
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............      (8.89)      6.71       3.89       3.92       3.42
                                                   --------   --------   --------   --------   --------
Redemption fees(c, d) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  35.14   $  44.03   $  37.32   $  33.43   $  29.51
                                                   ========   ========   ========   ========   ========
Total return(e) ................................     (20.19)%    17.98%     11.60%     13.32%     13.11%

RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.64%      1.69%      1.66%      1.69%      1.73%
Net investment income (loss) ...................      (0.19)%    (0.39)%    (0.41)%    (0.35)%    (0.55)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $255,425   $340,671   $273,512   $270,538   $270,131
Portfolio turnover rate ........................       5.64%      0.37%      2.21%      1.16%      1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               68 | Annual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                                               YEAR ENDED SEPTEMBER 30,
                                                   -----------------------------------------------
CLASS R                                              2008      2007      2006      2005      2004
-------                                            -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 45.99   $ 38.80   $ 34.59   $ 30.39   $ 26.74
                                                   -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) .............      0.14      0.04      0.02      0.05     (0.02)
   Net realized and unrealized gains (losses) ..     (9.23)     7.16      4.19      4.16      3.67
                                                   -------   -------   -------   -------   -------
Total from investment operations ...............     (9.09)     7.20      4.21      4.21      3.65
                                                   -------   -------   -------   -------   -------
Less distributions from net investment income ..     (0.03)    (0.01)       --(c)  (0.01)       --
                                                   -------   -------   -------   -------   -------
Redemption fees(c, d) ..........................        --        --        --        --        --
                                                   -------   -------   -------   -------   -------
Net asset value, end of year ...................   $ 36.87   $ 45.99   $ 38.80   $ 34.59   $ 30.39
                                                   =======   =======   =======   =======   =======
Total return(e) ................................    (19.78)%   18.55%    12.18%    13.87%    13.65%

RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.14%     1.19%     1.17%     1.19%     1.23%
Net investment income (loss) ...................      0.31%     0.11%     0.08%     0.15%    (0.05)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $30,175   $53,134   $37,804   $27,818   $20,060
Portfolio turnover rate ........................      5.64%     0.37%     2.21%     1.16%     1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 69

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                                                 YEAR ENDED SEPTEMBER 30,
                                                   ----------------------------------------------------
ADVISOR CLASS                                        2008       2007       2006       2005       2004
-------------                                      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  46.45   $  39.17   $  34.89   $  30.63   $  26.91
                                                   --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.34       0.27       0.22       0.21       0.14
   Net realized and unrealized gains (losses) ..      (9.31)      7.21       4.21       4.21       3.67
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............      (8.97)      7.48       4.43       4.42       3.81
                                                   --------   --------   --------   --------   --------
Less distributions from net investment income ..      (0.23)     (0.20)     (0.15)     (0.16)     (0.09)
                                                   --------   --------   --------   --------   --------
Redemption fees(c, d) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  37.25   $  46.45   $  39.17   $  34.89     $30.63
                                                   ========   ========   ========   ========   ========
Total return ...................................     (19.39)%    19.16%     12.73%     14.45%     14.19%

RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................       0.64%      0.69%      0.67%      0.69%      0.73%
Net investment income ..........................       0.81%      0.61%      0.58%      0.65%      0.45%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $256,988   $363,221   $274,603   $221,752   $133,332
Portfolio turnover rate ........................       5.64%      0.37%      2.21%      1.16%      1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               70 | Annual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

          FRANKLIN GROWTH FUND                                     SHARES         VALUE
          --------------------                                   ---------   --------------
          COMMON STOCKS 100.0%
          AUTOMOBILES & COMPONENTS 2.7%
      (a) Ford Motor Co. .....................................   1,100,000   $    5,720,000
          General Motors Corp. ...............................     400,000        3,780,000
          Harley-Davidson Inc. ...............................     500,000       18,650,000
          Johnson Controls Inc. ..............................   1,200,000       36,396,000
                                                                             --------------
                                                                                 64,546,000
                                                                             --------------
          BANKS 0.0%(b)
      (a) Tree. Com, Inc. ....................................      10,003           48,214
                                                                             --------------
          CAPITAL GOODS 28.8%
          3M Co. .............................................     855,000       58,405,050
          The Boeing Co. .....................................   1,045,000       59,930,750
          Emerson Electric Co. ...............................   1,000,000       40,790,000
          General Dynamics Corp. .............................   1,000,000       73,620,000
          General Electric Co. ...............................      70,000        1,785,000
          Illinois Tool Works Inc. ...........................   1,000,000       44,450,000
          Ingersoll-Rand Co. Ltd., A .........................   1,002,000       31,232,340
          Lockheed Martin Corp. ..............................     500,000       54,835,000
          Northrop Grumman Corp. .............................   1,000,000       60,540,000
          Pall Corp. .........................................     500,000       17,195,000
          Raytheon Co. .......................................     600,000       32,106,000
          Rockwell Collins Inc. ..............................     100,000        4,809,000
      (a) SunPower Corp., A ..................................       2,000          141,860
          Teleflex Inc. ......................................     500,000       31,745,000
          Textron Inc. .......................................   1,050,000       30,744,000
      (a) Thomas & Betts Corp. ...............................     500,000       19,535,000
          Tyco International Ltd. ............................     387,513       13,570,705
          United Technologies Corp. ..........................     850,000       51,051,000
          W.W. Grainger Inc. .................................     550,000       47,833,500
                                                                             --------------
                                                                                674,319,205
                                                                             --------------
          COMMERCIAL & PROFESSIONAL SERVICES 2.3%
          Avery Dennison Corp. ...............................     462,000       20,549,760
          Dun & Bradstreet Corp. .............................     122,000       11,511,920
          Equifax Inc. .......................................     400,000       13,780,000
          Robert Half International Inc. .....................     300,000        7,425,000
                                                                             --------------
                                                                                 53,266,680
                                                                             --------------
          CONSUMER DURABLES & APPAREL 1.6%
          VF Corp. ...........................................     500,000       38,655,000
                                                                             --------------
          CONSUMER SERVICES 0.9%
          Carnival Corp. .....................................     565,000       19,972,750
      (a) Interval Leisure Group Inc. ........................      60,020          624,208
                                                                             --------------
                                                                                 20,596,958
                                                                             --------------
          DIVERSIFIED FINANCIALS 0.8%
          Moody's Corp. ......................................     538,000       18,292,000
                                                                             --------------


                               Annual Report | 71

Franklin Custodian Funds

          FRANKLIN GROWTH FUND                                     SHARES         VALUE
          --------------------                                   ---------   --------------
          COMMON STOCKS (CONTINUED)
          ENERGY 2.2%
          BP PLC, ADR (United Kingdom) .......................     350,200   $   17,569,534
          ConocoPhillips .....................................      35,000        2,563,750
          Devon Energy Corp. .................................      50,000        4,560,000
          Exxon Mobil Corp. ..................................      70,000        5,436,200
          Royal Dutch Shell PLC, A, ADR (Netherlands) ........     280,000       16,522,800
          Schlumberger Ltd. ..................................      40,000        3,123,600
      (a) Transocean Inc. ....................................      15,222        1,671,985
                                                                             --------------
                                                                                 51,447,869
                                                                             --------------
          HEALTH CARE EQUIPMENT & SERVICES 4.0%
      (a) Advanced Medical Optics Inc. .......................      88,888        1,580,429
          Baxter International Inc. ..........................     400,000       26,252,000
          Cardinal Health Inc. ...............................     300,000       14,784,000
      (a) Edwards Lifesciences Corp. .........................      50,000        2,888,000
      (a) Hospira Inc. .......................................      40,000        1,528,000
          IMS Health Inc. ....................................     500,000        9,455,000
      (a) Intuitive Surgical Inc. ............................       1,000          240,980
      (a) Medco Health Solutions Inc. ........................      96,480        4,341,600
          Medtronic Inc. .....................................      60,000        3,006,000
          Quest Diagnostics Inc. .............................     500,000       25,835,000
      (a) Zimmer Holdings Inc. ...............................      64,000        4,131,840
                                                                             --------------
                                                                                 94,042,849
                                                                             --------------
          HOUSEHOLD & PERSONAL PRODUCTS 0.1%
          The Procter & Gamble Co. ...........................      35,000        2,439,150
                                                                             --------------
          MATERIALS 2.4%
          Air Products and Chemicals Inc. ....................     500,000       34,245,000
          Sigma-Aldrich Corp. ................................     400,000       20,968,000
                                                                             --------------
                                                                                 55,213,000
                                                                             --------------
          MEDIA 2.2%
          Time Warner Inc. ...................................   1,350,000       17,698,500
          The Walt Disney Co. ................................   1,130,000       34,679,700
                                                                             --------------
                                                                                 52,378,200
                                                                             --------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 20.7%
          Abbott Laboratories ................................     400,000       23,032,000
          Allergan Inc. ......................................     800,000       41,200,000
      (a) Amgen Inc. .........................................     932,000       55,239,640
      (a) Biogen Idec Inc. ...................................     400,000       20,116,000
      (a) Celgene Corp. ......................................      25,000        1,582,000
      (a) Dionex Corp. .......................................     250,000       15,887,500
          Eli Lilly and Co. ..................................     400,000       17,612,000
      (a) Genentech Inc. .....................................   1,000,000       88,680,000
          Johnson & Johnson ..................................   1,081,000       74,891,680
          Merck & Co. Inc. ...................................     500,000       15,780,000
      (a) Millipore Corp. ....................................     400,000       27,520,000
          Pfizer Inc. ........................................   2,170,000       40,014,800


                               72 | Annual Report

Franklin Custodian Funds

          FRANKLIN GROWTH FUND                                     SHARES         VALUE
          --------------------                                   ---------   --------------
          COMMON STOCKS (CONTINUED)
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
             (CONTINUED)
          Roche Holding AG, ADR (Switzerland) ................      40,000   $    3,102,000
          Schering-Plough Corp. ..............................     500,000        9,235,000
      (a) Waters Corp. .......................................     500,000       29,090,000
          Wyeth ..............................................     600,000       22,164,000
                                                                             --------------
                                                                                485,146,620
                                                                             --------------
          RETAILING 0.8%
      (a) Expedia Inc. .......................................     300,100        4,534,511
          Genuine Parts Co. ..................................     300,400       12,079,084
      (a) HSN Inc. ...........................................      60,020          660,820
      (a) Ticketmaster .......................................      60,020          644,015
                                                                             --------------
                                                                                 17,918,430
                                                                             --------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.2%
          Intel Corp. ........................................     900,000       16,857,000
          Texas Instruments Inc. .............................     515,000       11,072,500
      (a) Verigy Ltd. (Singapore) ............................      48,974          797,297
                                                                             --------------
                                                                                 28,726,797
                                                                             --------------
          SOFTWARE & SERVICES 6.3%
          Automatic Data Processing Inc. .....................     700,000       29,925,000
      (a) Computer Sciences Corp. ............................   1,000,000       40,190,000
      (a) Google Inc., A .....................................      27,000       10,814,040
      (a) IAC/InterActiveCorp. ...............................     150,050        2,595,865
          Microsoft Corp. ....................................     975,000       26,022,750
      (a) Oracle Corp. .......................................     500,000       10,155,000
      (a) Yahoo! Inc. ........................................   1,600,000       27,680,000
                                                                             --------------
                                                                                147,382,655
                                                                             --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 12.9%
      (a) Agilent Technologies Inc. ..........................     400,000       11,864,000
      (a) Apple Inc. .........................................     700,000       79,562,000
      (a) Cisco Systems Inc. .................................   1,545,000       34,855,200
      (a) Dell Inc. ..........................................     500,000        8,240,000
      (a) EMC Corp. ..........................................   1,000,000       11,960,000
          Hewlett-Packard Co. ................................   1,156,250       53,465,000
          International Business Machines Corp. ..............     580,000       67,836,800
      (a) Logitech International SA (Switzerland) ............     150,000        3,498,000
      (a) Mettler-Toledo International Inc. ..................      50,000        4,900,000
          Molex Inc. .........................................     146,483        3,288,543
          Molex Inc., A ......................................     146,483        3,048,311
          QUALCOMM Inc. ......................................     110,000        4,726,700
      (a) Sun Microsystems Inc. ..............................     400,000        3,040,000
          Tyco Electronics Ltd. ..............................     387,513       10,718,610
                                                                             --------------
                                                                                301,003,164
                                                                             --------------
          TELECOMMUNICATION SERVICES 0.2%
      (a) American Tower Corp., A ............................     115,000        4,136,550
                                                                             --------------


                               Annual Report | 73

Franklin Custodian Funds

          FRANKLIN GROWTH FUND                                     SHARES         VALUE
          --------------------                                   ---------   --------------
          COMMON STOCKS (CONTINUED)
          TRANSPORTATION 9.8%
          Air France-KLM, ADR (France) .......................     550,000   $   12,600,500
      (a) Alaska Air Group Inc. ..............................     500,000       10,195,000
      (a) AMR Corp. ..........................................   2,000,000       19,640,000
          Arkansas Best Corp. ................................     500,000       16,845,000
          British Airways PLC, ADR (United Kingdom) ..........     500,000       15,062,500
          Canadian National Railway Co. (Canada)  ............     500,000       23,915,000
          Canadian Pacific Railway Ltd. (Canada)  ............     500,000       26,930,000
      (a) Continental Airlines Inc., B  ......................   1,000,000       16,680,000
          Expeditors International of Washington Inc. ........      80,000        2,787,200
          Forward Air Corp. ..................................     500,000       13,615,000
          Heartland Express Inc. .............................     500,000        7,760,000
          Southwest Airlines Co. .............................      65,200          946,052
          Union Pacific Corp. ................................     600,000       42,696,000
          Werner Enterprises Inc. ............................     500,000       10,855,000
      (a) YRC Worldwide Inc. .................................     700,000        8,372,000
                                                                             --------------
                                                                                228,899,252
                                                                             --------------
          UTILITIES 0.1%
          Public Service Enterprise Group Inc. ...............     100,000        3,279,000
                                                                             --------------
          TOTAL COMMON STOCKS (COST $1,077,802,405) ..........                2,341,737,593
                                                                             --------------
          SHORT TERM INVESTMENTS (COST $1,560,596) 0.1%
          MONEY MARKET FUNDS 0.1%
      (c) Franklin Institutional Fiduciary Trust Money Market
             Portfolio, 1.98% ................................   1,560,596        1,560,596
                                                                             --------------
          TOTAL INVESTMENTS (COST $1,079,363,001) 100.1% .....                2,343,298,189
          OTHER ASSETS, LESS LIABILITIES (0.1)% ..............                   (2,318,965)
                                                                             --------------
          NET ASSETS 100.0% ..................................               $2,340,979,224
                                                                             ==============

See Selected Portfolio Abbreviations on page 106.

(a)  Non-income producing for the twelve months ended September 30, 2008.

(b)  Rounds to less than 0.1% of net assets.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               74 | Annual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN INCOME FUND

                                                                               YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------------------
CLASS A                                                  2008            2007            2006            2005            2004
-------                                              -----------     -----------     -----------      ----------     -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $      2.74     $      2.57     $      2.50     $      2.42     $      2.25
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations(a):
   Net investment income(b) ......................          0.16            0.14            0.14            0.14            0.12
   Net realized and unrealized gains (losses) ....         (0.71)           0.21            0.09            0.10            0.22
                                                     -----------     -----------     -----------     -----------     -----------
Total from investment operations .................         (0.55)           0.35            0.23            0.24            0.34
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions from:
   Net investment income .........................         (0.15)          (0.14)          (0.15)          (0.15)          (0.16)
   Net realized gains ............................         (0.06)          (0.04)          (0.01)          (0.01)          (0.01)
                                                     -----------     -----------     -----------     -----------     -----------
Total distributions ..............................         (0.21)          (0.18)          (0.16)          (0.16)          (0.17)
                                                     -----------     -----------     -----------     -----------     -----------
Redemption fees(c, d) ............................            --              --              --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .....................   $      1.98     $      2.74     $      2.57     $      2.50     $      2.42
                                                     ===========     ===========     ===========     ===========     ===========
Total return(e) ..................................        (21.36)%         14.14%           9.73%          10.45%          15.50%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................          0.62%(f)        0.63%(f)        0.64%(g)        0.65%(g)        0.68%(f)
Net investment income ............................          6.44%           5.31%           5.61%           5.54%           5.11%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $26,892,973     $35,476,603     $26,641,398     $21,934,575      $14,743,190
Portfolio turnover rate ..........................         39.92%          25.45%          28.35%          28.51%          31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 p er share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 75

Franklin Custodian Funds

FRANKLIN INCOME FUND

                                                                            YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------------
CLASS B                                                 2008           2007           2006           2005            2004
-------                                              ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     2.73     $     2.56     $     2.49     $     2.41     $     2.24
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ......................         0.14           0.12           0.12           0.11           0.10
   Net realized and unrealized gains (losses) ....        (0.71)          0.21           0.08           0.11           0.22
                                                     ----------     ----------     ----------     ----------     ----------
Total from investment operations .................        (0.57)          0.33           0.20           0.22           0.32
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income .........................        (0.13)         (0.12)         (0.12)         (0.13)         (0.14)
   Net realized gains ............................        (0.06)         (0.04)         (0.01)         (0.01)         (0.01)
                                                     ----------     ----------     ----------     ----------     ----------
Total distributions ..............................        (0.19)         (0.16)         (0.13)         (0.14)         (0.15)
                                                     ----------     ----------     ----------     ----------     ----------
Redemption fees(c, d) ............................           --             --             --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .....................   $     1.97     $     2.73     $     2.56     $     2.49     $     2.41
                                                     ==========     ==========     ==========     ==========     ==========
Total return(e) ..................................      (22.13)%         13.23%          8.83%          9.57%         14.59%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         1.47%(f)       1.48%(f)       1.49%(g)       1.50%(g)       1.53%(f)
Net investment income ............................         5.59%          4.46%          4.76%          4.69%          4.26%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $2,428,765     $3,745,636     $3,743,374     $3,922,396     $3,486,880
Portfolio turnover rate ..........................        39.92%         25.45%         28.35%         28.51%         31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               76 | Annual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND

                                                                          YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------
CLASS B1                                               2008         2007         2006         2005         2004
--------                                             --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $   2.74     $   2.57     $   2.50     $   2.42     $   2.25
                                                     --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) .....................        0.15         0.13         0.13         0.12         0.11
   Net realized and unrealized gains (losses)           (0.71)        0.21         0.08         0.11         0.21
                                                     --------     --------     --------     --------     --------
Total from investment operations ................       (0.56)        0.34         0.21         0.23         0.32
                                                     --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ........................       (0.14)       (0.13)       (0.13)       (0.14)       (0.14)
   Net realized gains ...........................       (0.06)       (0.04)       (0.01)       (0.01)       (0.01)
                                                     --------     --------     --------     --------     --------
Total distributions .............................       (0.20)       (0.17)       (0.14)       (0.15)       (0.15)
                                                     --------     --------     --------     --------     --------
Redemption fees(c,d) ............................          --           --           --           --           --
                                                     --------     --------     --------     --------     --------
Net asset value, end of year ....................    $   1.98     $   2.74     $   2.57     $   2.50     $   2.42
                                                     ========     ========     ========     ========     ========
Total return(e) .................................      (21.77)%      13.57%        9.17%        9.90%       14.90%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................        1.12%(f)     1.13%(f)     1.14%(g)     1.15%(g)     1.18%(f)
Net investment income ...........................        5.94%        4.81%        5.11%        5.04%        4.61%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $224,713     $397,224     $459,302     $493,063     $511,471
Portfolio turnover rate                                 39.92%       25.45%       28.35%       28.51%       31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 77

Franklin Custodian Funds

FRANKLIN INCOME FUND

                                                                              YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------------------------
CLASS C                                                  2008            2007            2006            2005           2004
-------                                              -----------     -----------     -----------     -----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $      2.76     $      2.59     $      2.51     $      2.43     $     2.26
                                                     -----------     -----------     -----------     -----------     ----------
Income from investment operations(a):
   Net investment income(b) ......................          0.15            0.13            0.13            0.13           0.11
   Net realized and unrealized gains (losses) ....         (0.72)           0.21            0.09            0.10           0.21
                                                     -----------     -----------     -----------     -----------     ----------
Total from investment operations .................         (0.57)           0.34            0.22            0.23           0.32
                                                     -----------     -----------     -----------     -----------     ----------
Less distributions from:
   Net investment income .........................         (0.14)          (0.13)          (0.13)          (0.14)         (0.14)
   Net realized gains ............................         (0.06)          (0.04)          (0.01)          (0.01)         (0.01)
                                                     -----------     -----------     -----------     -----------     ----------
Total distributions ..............................         (0.20)          (0.17)          (0.14)          (0.15)         (0.15)
                                                     -----------     -----------     -----------     -----------     ----------
Redemption fees(c, d) ............................            --              --              --              --             --
                                                     -----------     -----------     -----------     -----------     ----------
Net asset value, end of year .....................   $      1.99     $      2.76     $      2.59     $      2.51     $     2.43
                                                     ===========     ===========     ===========     ===========     ==========
Total return(e) ..................................        (21.98)%         13.47%           9.56%           9.84%         14.85%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................          1.12%(f)        1.13%(f)        1.14%(g)        1.15%(g)       1.18%(f)
Net investment income ............................          5.94%           4.81%           5.11%           5.04%          4.61%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $12,433,143     $16,203,796     $12,138,969     $10,113,365     $6,616,891
Portfolio turnover rate ..........................         39.92%          25.45%          28.35%          28.51%         31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND

                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------
CLASS R                                                2008          2007          2006          2005          2004
-------                                              --------      --------      --------      --------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $   2.71      $   2.55      $   2.48      $   2.40      $  2.23
                                                     --------      --------      --------      --------      -------
Income from investment operations(a):
   Net investment income(b) ......................       0.15          0.13          0.13          0.13         0.11
   Net realized and unrealized gains (losses) ....      (0.71)         0.20          0.09          0.10         0.22
                                                     --------      --------      --------      --------      -------
Total from investment operations .................      (0.56)         0.33          0.22          0.23         0.33
                                                     --------      --------      --------      --------      -------
Less distributions from:
   Net investment income .........................      (0.14)        (0.13)        (0.14)        (0.14)       (0.15)
   Net realized gains ............................      (0.06)        (0.04)        (0.01)        (0.01)       (0.01)
                                                     --------      --------      --------      --------      -------
Total distributions ..............................      (0.20)        (0.17)        (0.15)        (0.15)       (0.16)
                                                     --------      --------      --------      --------      -------
Redemption fees(c, d) ............................         --            --            --            --           --
                                                     --------      --------      --------      --------      -------
Net asset value, end of year .....................   $   1.95      $   2.71      $   2.55      $   2.48      $  2.40
                                                     ========      ========      ========      ========      =======
Total return(e) ..................................     (21.91)%       13.47%         9.43%        10.15%       15.25%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       0.97%(f)      0.98%(f)      0.99%(g)      1.00%(g)     1.03%(f)
Net investment income ............................       6.09%         4.96%         5.26%         5.19%        4.76%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $267,956      $286,670      $183,609      $122,222      $73,165
Portfolio turnover rate ..........................      39.92%        25.45%        28.35%        28.51%       31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 79

\
Franklin Custodian Funds

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN INCOME FUND

                                                                             YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------------------
ADVISOR CLASS                                           2008            2007            2006            2005           2004
-------------                                        ----------      ----------      ----------      ----------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     2.73      $     2.56      $     2.49      $     2.41      $   2.24
                                                     ----------      ----------      ----------      ----------      --------
Income from investment operations(a):
   Net investment income(b) ......................         0.16            0.15            0.14            0.14          0.12
   Net realized and unrealized gains (losses) ....        (0.70)           0.21            0.09            0.11          0.22
                                                     ----------      ----------      ----------      ----------      --------
Total from investment operations .................        (0.54)           0.36            0.23            0.25          0.34
                                                     ----------      ----------      ----------      ----------      --------
Less distributions from:
   Net investment income .........................        (0.16)          (0.15)          (0.15)          (0.16)        (0.16)
   Net realized gains ............................        (0.06)          (0.04)          (0.01)          (0.01)        (0.01)
                                                     ----------      ----------      ----------      ----------      --------
Total distributions ..............................        (0.22)          (0.19)          (0.16)          (0.17)        (0.17)
                                                     ----------      ----------      ----------      ----------      --------
Redemption fees(c, d) ............................           --              --              --              --            --
                                                     ----------      ----------      ----------      ----------      --------
Net asset value, end of year .....................   $     1.97      $     2.73      $     2.56      $     2.49      $   2.41
                                                     ==========      ==========      ==========      ==========      ========
Total return .....................................       (21.33)%         14.36%           9.94%          10.65%        15.74%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         0.47%(e)        0.48%(e)        0.49%(f)        0.50%(f)      0.53%(e)
Net investment income ............................         6.59%           5.46%           5.76%           5.69%         5.26%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $4,259,806      $6,195,966      $3,786,643      $2,280,318      $901,149
Portfolio turnover rate ..........................        39.92%          25.45%          28.35%          28.51%        31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               80 | Annual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

          FRANKLIN INCOME FUND                                      COUNTRY           SHARES           VALUE
          --------------------                                   --------------   -------------   ---------------
          COMMON STOCKS 36.2%
          ENERGY 4.8%
      (a) Canadian Oil Sands Trust ...........................       Canada          25,000,000   $   910,243,765
          Chevron Corp. ......................................    United States       7,000,000       577,360,000
          ConocoPhillips .....................................    United States       5,750,000       421,187,500
          Spectra Energy Corp. ...............................    United States      13,000,000       309,400,000
                                                                                                  ---------------
                                                                                                    2,218,191,265
                                                                                                  ---------------
          FINANCIALS 3.2%
          Bank of America Corp. ..............................    United States      20,000,000       700,000,000
          Duke Realty Corp. ..................................    United States       3,163,800        77,766,204
          HSBC Holdings PLC ..................................   United Kingdom      35,000,000       566,175,447
          iStar Financial Inc. ...............................    United States       5,213,500        13,555,100
          Wells Fargo & Co. ..................................    United States       4,000,000       150,120,000
                                                                                                  ---------------
                                                                                                    1,507,616,751
                                                                                                  ---------------
          HEALTH CARE 4.6%
          Bristol-Myers Squibb Co. ...........................    United States      14,000,000       291,900,000
          Merck & Co. Inc. ...................................    United States      20,000,000       631,200,000
          Pfizer Inc. ........................................    United States      58,080,000     1,070,995,200
          Schering-Plough Corp. ..............................    United States       7,938,467       146,623,485
                                                                                                  ---------------
                                                                                                    2,140,718,685
                                                                                                  ---------------
          INDUSTRIALS 0.2%
          3M Co. .............................................    United States         783,568        53,525,530
          General Electric Co. ...............................    United States       2,400,000        61,200,000
                                                                                                  ---------------
                                                                                                      114,725,530
                                                                                                  ---------------
          INFORMATION TECHNOLOGY 1.8%
          Intel Corp. ........................................    United States      36,213,400       678,276,982
          Microchip Technology Inc. ..........................    United States       5,000,000       147,150,000
                                                                                                  ---------------
                                                                                                      825,426,982
                                                                                                  ---------------
          MATERIALS 0.7%
          AngloGold Ashanti Ltd., ADR ........................    South Africa        2,884,064        66,621,879
          Barrick Gold Corp. .................................       Canada             298,200        10,955,868
          The Dow Chemical Co. ...............................    United States       7,181,222       228,219,235
                                                                                                  ---------------
                                                                                                      305,796,982
                                                                                                  ---------------
          TELECOMMUNICATION SERVICES 2.7%
          AT&T Inc. ..........................................    United States      30,000,000       837,600,000
          Verizon Communications Inc. ........................    United States      11,000,000       352,990,000
          Vodafone Group PLC .................................   United Kingdom      30,000,000        66,245,455
                                                                                                  ---------------
                                                                                                    1,256,835,455
                                                                                                  ---------------
          UTILITIES 18.2%
      (a) AGL Resources Inc. .................................    United States       4,000,000       125,520,000
      (a) Ameren Corp. .......................................    United States      12,500,000       487,875,000
          American Electric Power Co. Inc. ...................    United States       8,633,800       319,709,614
          Atmos Energy Corp. .................................    United States       4,000,000       106,480,000
          CenterPoint Energy Inc. ............................    United States       6,000,000        87,420,000
          Consolidated Edison Inc. ...........................    United States      12,000,000       515,520,000


                               Annual Report | 81

Franklin Custodian Funds

          FRANKLIN INCOME FUND                                      COUNTRY           SHARES           VALUE
          --------------------                                   --------------   -------------   ---------------
          COMMON STOCKS (CONTINUED)
          UTILITIES (CONTINUED)
          Dominion Resources Inc. ............................    United States      18,000,000   $   770,040,000
          DTE Energy Co. .....................................    United States       5,270,400       211,448,448
          Duke Energy Corp. ..................................    United States      35,000,000       610,050,000
          FirstEnergy Corp. ..................................    United States       9,000,000       602,910,000
          FPL Group Inc. .....................................    United States       7,000,000       352,100,000
          Hawaiian Electric Industries Inc. ..................    United States       1,720,000        49,897,200
          NiSource Inc. ......................................    United States       4,500,000        66,420,000
      (a) PG&E Corp. .........................................    United States      20,000,000       749,000,000
      (a) Pinnacle West Capital Corp. ........................    United States       5,500,000       189,255,000
          Portland General Electric Co. ......................    United States       3,100,000        73,346,000
          Progress Energy Inc. ...............................    United States       9,000,000       388,170,000
          Public Service Enterprise Group Inc. ...............    United States      20,000,000       655,800,000
      (a) Puget Energy Inc. ..................................    United States       7,500,000       200,250,000
          Sempra Energy ......................................    United States       6,379,600       321,978,412
          The Southern Co. ...................................    United States      28,385,300     1,069,841,957
          TECO Energy Inc. ...................................    United States       9,500,000       149,435,000
          Xcel Energy Inc. ...................................    United States      18,544,750       370,709,552
                                                                                                  ---------------
                                                                                                    8,473,176,183
                                                                                                  ---------------
          TOTAL COMMON STOCKS (COST $15,704,888,054)                                               16,842,487,833
                                                                                                  ---------------
          CONVERTIBLE PREFERRED STOCKS 2.4%
          CONSUMER DISCRETIONARY 0.2%
          General Motors Corp., 6.25%, cvt. pfd. .............    United States      11,000,000        88,000,000
                                                                                                  ---------------
          FINANCIALS 1.8%
          American International Group Inc., 8.50%, cvt.
             pfd. ............................................    United States       5,200,000        44,668,000
          Bank of America Corp., 7.25%, cvt. pfd., L .........    United States         399,000       334,362,000
          Citigroup Inc., 6.50%, cvt. pfd. ...................    United States       3,800,000       155,800,000
          Fannie Mae, 5.375%, cvt. pfd. ......................    United States           4,700        16,450,000
          Fannie Mae, 8.75%, cvt. pfd. .......................    United States       3,239,000         8,097,500
          Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A .....    United States       3,000,000        36,750,000
          Legg Mason Inc., 7.00%, cvt. pfd. ..................    United States       2,625,000        91,875,000
          Lehman Brothers Holdings Inc., 7.25%, cvt.
             pfd., P .........................................    United States       1,000,650         1,000,650
          Lehman Brothers Holdings Inc., 8.75%, cvt.
             pfd., Q .........................................    United States         550,000           275,000
          Wachovia Corp., 7.50%, cvt. pfd., L ................    United States         300,000       115,500,000
          Washington Mutual Inc., 7.75%, cvt. pfd., R ........    United States         445,220           124,661
                                                                                                  ---------------
                                                                                                      804,902,811
                                                                                                  ---------------
          HEALTH CARE 0.2%
          Schering-Plough Corp., 6.00%, cvt. pfd. ............    United States         500,000        86,506,813
                                                                                                  ---------------
          UTILITIES 0.2%
          CMS Energy Trust I, 7.75%, cvt. pfd. ...............    United States       1,711,000        76,315,049
                                                                                                  ---------------
          TOTAL CONVERTIBLE PREFERRED STOCKS
             (COST $4,385,213,241) ...........................                                      1,055,724,673
                                                                                                  ---------------


                               82 | Annual Report

Franklin Custodian Funds

          FRANKLIN INCOME FUND                                      COUNTRY           SHARES           VALUE
          --------------------                                   --------------   -------------   ---------------
          EQUITY LINKED SECURITIES 2.1%
          CONSUMER DISCRETIONARY 0.7%
          Citigroup into Comcast Corp., 8.50% ................    United States      15,000,000   $   291,343,500
    (b)   The Goldman Sachs Group Inc. into Comcast Corp.,
             5.00%, 144A .....................................    United States       2,800,000        52,468,747
                                                                                                  ---------------
                                                                                                      343,812,247
                                                                                                  ---------------
          ENERGY 0.3%
    (b)   The Goldman Sachs Group Inc. into XTO Energy Inc.,
             9.00%, 144A .....................................    United States       3,825,000       151,408,762
                                                                                                  ---------------
          INFORMATION TECHNOLOGY 0.5%
    (b)   Morgan Stanley into Texas Instruments Inc., 7.50%
             144A ............................................    United States      10,900,000       246,659,370
                                                                                                  ---------------
          MATERIALS 0.6%
    (b)   The Goldman Sachs Group Inc. into Barrick Gold
             Corp., 10.00%, 144A .............................    United States       8,282,800       292,855,664
                                                                                                  ---------------
          TOTAL EQUITY LINKED SECURITIES
             (COST $1,253,289,737)                                                                  1,034,736,043
                                                                                                  ---------------
          PREFERRED STOCKS 0.2%
          FINANCIALS 0.2%
          Fannie Mae, 6.75%, pfd. ............................    United States       3,000,000         5,400,000
          Fannie Mae, 7.625%, pfd., R ........................    United States       2,399,400         4,318,920
          Fannie Mae, 8.25%, pfd. ............................    United States      11,784,000        25,689,120
          Freddie Mac, 8.375%, pfd., Z .......................    United States      16,608,000        27,071,040
                                                                                                  ---------------
          TOTAL PREFERRED STOCKS (COST $833,682,537) .........                                         62,479,080
                                                                                                  ---------------

                                                                                    PRINCIPAL
                                                                                    AMOUNT(c)
                                                                                  -------------
   (d, e) SENIOR FLOATING RATE INTERESTS 4.7%
          CONSUMER DISCRETIONARY 1.4%
          Clear Channel Communications Inc., Term Loan B,
             7.359%, 11/13/15 ................................    United States     635,000,000       521,228,955
          Idearc Inc.,
             (f) Term Loan A, 5.50%, 11/17/13 ................    United States      45,000,000        28,718,250
                 Term Loan B, 5.71% - 5.77%, 11/17/14 ........    United States      24,936,548        14,213,833
          Jarden Corp., Term Loan B-3, 6.262%, 1/24/12 .......    United States     123,437,661       111,865,380
                                                                                                  ---------------
                                                                                                      676,026,418
                                                                                                  ---------------
          HEALTH CARE 0.1%
          Bausch and Lomb Inc.,
             (g) Delayed Draw Term Loan, 7.012%, 4/28/15 .....    United States       5,268,000         4,903,628
                 Parent Term Loan B, 7.012%, 4/28/15 .........    United States      34,856,600        32,445,673
                                                                                                  ---------------
                                                                                                       37,349,301
                                                                                                  ---------------
          INDUSTRIALS 0.5%
          Allison Transmission Inc., Term Loan B, 5.22% -
             5.57%, 8/07/14 ..................................    United States     160,786,341       133,624,865
          U.S. Investigations Services Inc., Term Loan B,
             5.954%, 2/21/15 .................................    United States     108,897,243        95,012,845
                                                                                                  ---------------
                                                                                                      228,637,710
                                                                                                  ---------------



                               Annual Report | 83

Franklin Custodian Funds

                                                                                    PRINCIPAL
          FRANKLIN INCOME FUND                                      COUNTRY         AMOUNT(c)               VALUE
          --------------------                                   --------------   -------------       ---------------
   (d, e) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          INFORMATION TECHNOLOGY 1.1%
          First Data Corp.,
             Term Loan B-2, 5.926% - 6.512%, 9/24/14 .........    United States     247,500,000       $   212,643,832
             Term Loan B-3, 5.948% - 6.512%, 9/24/14 .........    United States     331,798,871           285,070,641
                                                                                                      ---------------
                                                                                                          497,714,473
                                                                                                      ---------------
          MATERIALS 0.2%
      (h) Berry Plastics Holding Corp., Senior Unsecured Term
             Loan, PIK, 9.791%, 6/15/14 ......................    United States     148,501,346            89,843,315
                                                                                                      ---------------
          TRANSPORTATION 0.2%
          Ceva Group PLC,
             Dollar Pre-Refunded L/C Commitment, 6.762%,
                8/01/12 ......................................    United States      13,684,211            12,332,895
             EGL Term Loans, 6.188%, 8/01/12 .................    United States     114,861,842           101,652,730
                                                                                                      ---------------
                                                                                                          113,985,625
                                                                                                      ---------------
          UTILITIES 1.2%
          Texas Competitive Electric Holdings Co. LLC,
             Term Loan B-1, 5.989% - 7.262%, 10/10/14 ........    United States     149,248,120           126,456,738
             Term Loan B-2, 5.989% - 7.262%, 10/10/14 ........    United States     247,499,999           210,065,624
             Term Loan B-3, 5.989% - 7.262%, 10/10/14 ........    United States     272,250,000           230,683,142
                                                                                                      ---------------
                                                                                                          567,205,504
                                                                                                      ---------------
          TOTAL SENIOR FLOATING RATE INTERESTS
             (COST $2,470,189,625) ...........................                                          2,210,762,346
                                                                                                      ---------------
          CORPORATE BONDS 45.2%
          CONSUMER DISCRETIONARY 15.0%
          Beazer Homes USA Inc., senior note,
             6.875%, 7/15/15 .................................    United States      59,000,000            36,875,000
             8.125%, 6/15/16 .................................    United States      14,900,000             9,536,000
          Cablevision Systems Corp., senior note, B, 8.00%,
             4/15/12 .........................................    United States     490,000,000           463,050,000
          CCH I Holdings LLC, senior note,
             13.50%, 1/15/14 .................................    United States     375,000,000           159,375,000
             9.92%, 4/01/14 ..................................    United States     117,380,000            44,017,500
             11.75%, 5/15/14 .................................    United States     342,000,000           133,380,000
          CCH I LLC, senior secured note, 11.00%, 10/01/15 ...    United States     755,000,000           502,075,000
          CCH II LLC, senior note, 10.25%, 9/15/10 ...........    United States     235,000,000           212,675,000
          D.R. Horton Inc.,
             5.625%, 1/15/16 .................................    United States      35,000,000            26,075,000
             senior note, 6.50%, 4/15/16 .....................    United States      50,000,000            38,250,000
          Dex Media Inc.,
             B, 8.00%, 11/15/13 ..............................    United States      25,000,000            11,625,000
             senior disc. note, zero cpn. to 11/15/08, 9.00%
                thereafter, 11/15/13 .........................    United States     285,000,000           132,525,000
      (b) DIRECTV Holdings LLC, senior note, 144A, 7.625%,
             5/15/16 .........................................    United States     300,000,000           273,000,000
          Dollar General Corp.,
             senior note, 10.625%, 7/15/15 ...................    United States     600,000,000           594,000,000
      (h)    senior sub. note, PIK, 11.875%, 7/15/17 .........    United States     205,000,000           190,650,000
          EchoStar DBS Corp., senior note,
             7.75%, 5/31/15 ..................................    United States     110,000,000            93,775,000
             7.125%, 2/01/16 .................................    United States     240,000,000           193,800,000


                               84 | Annual Report

Franklin Custodian Funds

                                                                                    PRINCIPAL
          FRANKLIN INCOME FUND                                      COUNTRY         AMOUNT(c)               VALUE
          --------------------                                   --------------   -------------       ---------------
          CORPORATE BONDS (CONTINUED)
          CONSUMER DISCRETIONARY (CONTINUED)
          Ford Motor Co., 7.45%, 7/16/31 .....................    United States     600,000,000       $   261,000,000
          Ford Motor Credit Co. LLC,
             7.375%, 10/28/09 ................................    United States     840,000,000           675,494,400
             7.875%, 6/15/10 .................................    United States     550,000,000           420,039,950
             7.375%, 2/01/11 .................................    United States     450,000,000           299,214,000
             7.00%, 10/01/13 .................................    United States     100,000,000            61,512,700
             senior note, 9.75%, 9/15/10 .....................    United States     145,000,000           104,033,875
             senior note, 9.875%, 8/10/11 ....................    United States      75,000,000            51,814,350
             senior note, 7.25%, 10/25/11 ....................    United States     155,000,000            98,729,885
          General Motors Corp., senior deb., 8.375%,
             7/15/33 .........................................    United States     510,000,000           206,550,000
          Host Hotels & Resorts LP, senior note,
             6.875%, 11/01/14 ................................    United States      80,600,000            70,122,000
             O, 6.375%, 3/15/15 ..............................    United States     219,000,000           179,032,500
             Q, 6.75%, 6/01/16 ...............................    United States     165,000,000           135,712,500
          K. Hovnanian Enterprises Inc., senior note, 7.50%,
             5/15/16 .........................................    United States      30,100,000            17,608,500
          KB Home, senior note,
             6.375%, 8/15/11 .................................    United States      40,000,000            36,400,000
             5.75%, 2/01/14 ..................................    United States      75,000,000            60,750,000
             6.25%, 6/15/15 ..................................    United States      90,000,000            73,800,000
             7.25%, 6/15/18 ..................................    United States      70,500,000            58,162,500
          Liberty Media Corp., senior note, 5.70%, 5/15/13 ...    United States     130,400,000           109,095,509
          MGM MIRAGE, senior note,
             6.75%, 4/01/13 ..................................    United States      70,000,000            54,950,000
             6.625%, 7/15/15 .................................    United States     120,000,000            84,000,000
             7.625%, 1/15/17 .................................    United States     250,000,000           181,250,000
          R.H. Donnelley Corp.,
             senior disc. note, A-1, 6.875%, 1/15/13 .........    United States     127,000,000            50,165,000
             senior disc. note, A-2, 6.875%, 1/15/13 .........    United States     195,000,000            77,025,000
             senior note, 6.875%, 1/15/13 ....................    United States      55,000,000            21,725,000
             senior note, 8.875%, 10/15/17 ...................    United States     501,500,000           173,017,500
             senior note, A-3, 8.875%, 1/15/16 ...............    United States     193,100,000            66,619,500
   (b, h) Univision Communications Inc., senior note, 144A,
             PIK, 9.75%, 3/15/15 .............................    United States     357,000,000           167,790,000
          Visant Holding Corp., senior note, 8.75%,
             12/01/13 ........................................    United States      50,000,000            46,125,000
                                                                                                      ---------------
                                                                                                        6,956,423,169
                                                                                                      ---------------
          CONSUMER STAPLES 0.0%(i)
          Dole Food Co. Inc., senior note, 8.625%, 5/01/09 ...    United States       3,050,000             2,928,000
                                                                                                      ---------------
          ENERGY 5.1%
          Callon Petroleum Co., senior note, 9.75%,
             12/08/10 ........................................    United States     110,000,000           103,400,000
          Chesapeake Energy Corp., senior note,
             6.50%, 8/15/17 ..................................    United States     150,400,000           132,352,000
             6.25%, 1/15/18 ..................................    United States     150,000,000           129,000,000
             7.25%, 12/15/18 .................................    United States     160,000,000           148,000,000
             6.875%, 11/15/20 ................................    United States     135,000,000           116,100,000
          El Paso Corp., senior note, MTN, 7.75%, 1/15/32 ....    United States     250,000,000           210,065,250
          El Paso Natural Gas Co., senior note, 7.25%,
             4/01/18 .........................................    United States      50,000,000            46,750,000


                               Annual Report | 85

Franklin Custodian Funds

                                                                                    PRINCIPAL
          FRANKLIN INCOME FUND                                      COUNTRY         AMOUNT(c)               VALUE
          --------------------                                   --------------   -------------       ---------------
          CORPORATE BONDS (CONTINUED)
          ENERGY (CONTINUED)
          Mariner Energy Inc., senior note,
             7.50%, 4/15/13 ..................................    United States      45,000,000       $    40,050,000
             8.00%, 5/15/17 ..................................    United States      25,000,000            21,250,000
          Nalco Finance Holdings, senior note, zero cpn.
             to 8/01/09, 9.00% thereafter, 2/01/14 ...........    United States     380,000,000           336,300,000
          Newfield Exploration Co., senior sub. note,
             6.625%, 4/15/16 .................................    United States     115,000,000           102,925,000
          OPTI Canada Inc., senior note, 7.875%, 12/15/14 ....       Canada         140,000,000           124,600,000
          Petrohawk Energy Corp., senior note,
             9.125%, 7/15/13 .................................    United States      50,000,000            47,250,000
      (b)    144A, 7.875%, 6/01/15 ...........................    United States      73,500,000            64,312,500
      (b) Petroplus Finance Ltd., senior note, 144A, 6.75%,
             5/01/14 .........................................     Switzerland       22,000,000            18,700,000
          Pioneer Natural Resources Co., senior bond,
             6.875%, 5/01/18 .................................    United States     110,000,000            98,424,150
          Plains Exploration & Production Co., senior note,
             7.75%, 6/15/15 ..................................    United States      75,000,000            69,375,000
          Sabine Pass LNG LP, senior secured note,
             7.25%, 11/30/13 .................................    United States      95,000,000            75,525,000
             7.50%, 11/30/16 .................................    United States     390,000,000           306,150,000
          Sesi LLC, senior note, 6.875%, 6/01/14 .............    United States     110,000,000            96,250,000
      (b) W&T Offshore Inc., senior note, 144A, 8.25%,
             6/15/14 .........................................    United States     100,000,000            80,500,000
                                                                                                      ---------------
                                                                                                        2,367,278,900
                                                                                                      ---------------
          FINANCIALS 5.5%
          American Express Co., senior note, 7.00%, 3/19/18 ..    United States      90,000,000            79,563,330
          American Express Credit Corp., C, 7.30%, 8/20/13 ...    United States     150,000,000           144,824,250
      (b) American International Group Inc.,
             144A, 8.25%, 8/15/18 ............................    United States     175,000,000           101,808,875
      (d)    junior sub. deb., 144A, FRN, 8.175%, 5/15/58 ....    United States     600,000,000            96,133,800
      (j) Bank of America Corp., pfd., sub. bond, M, 8.125%,
             Perpetual .......................................    United States      25,000,000            20,229,750
          GMAC LLC,
             5.625%, 5/15/09 .................................    United States     235,000,000           167,931,940
             7.75%, 1/19/10 ..................................    United States     600,000,000           359,368,200
             7.25%, 3/02/11 ..................................    United States     225,000,000           106,487,100
             6.875%, 9/15/11 .................................    United States     800,000,000           357,497,600
             6.875%, 8/28/12 .................................    United States     300,400,000           119,488,606
             6.75%, 12/01/14 .................................    United States     125,000,000            48,025,625
          iStar Financial Inc.,
             8.625%, 6/01/13 .................................    United States     160,000,000            83,265,920
             senior note, 5.95%, 10/15/13 ....................    United States      20,000,000            10,409,660
      (j) JPMorgan Chase & Co., junior sub. note, 1, 7.90%,
             perpetual .......................................    United States     405,000,000           341,873,055
      (k) Lehman Brothers Holdings Inc., senior note,
             7.50%, 12/03/08 .................................    United States     400,000,000            35,860,000
             7.50%, 1/21/09 ..................................    United States     900,000,000            51,030,000
             6.20%, 9/26/14 ..................................    United States     326,000,000            42,380,000
             6.875%, 5/02/18 .................................    United States     104,900,000            13,637,000
             7.00%, 9/27/27 ..................................    United States     100,000,000            13,000,000
   (b, d) Liberty Mutual Group, junior sub. note, 144A,
             FRN, 10.75%, 6/15/88 ............................    United States     100,000,000            72,120,700
          Merrill Lynch & Co. Inc., 6.875%, 4/25/18 ..........    United States      48,000,000            42,539,184
      (b) Residential Capital LLC, junior note, 144A,
             9.625%, 5/15/15 .................................    United States      49,429,000            12,110,105


                               86 | Annual Report

Franklin Custodian Funds

                                                                                    PRINCIPAL
          FRANKLIN INCOME FUND                                       COUNTRY         AMOUNT(C)              VALUE
          --------------------                                   --------------   -------------       ---------------
          CORPORATE BONDS (CONTINUED)
          FINANCIALS (CONTINUED)
      (j) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ...   United States       44,500,000       $    38,835,150
      (j) Wells Fargo Capital XV, 9.75%, Perpetual ...........   United States      210,000,000           203,895,930
                                                                                                      ---------------
                                                                                                        2,562,315,780
                                                                                                      ---------------
          HEALTH CARE 5.2%
          Community Health Systems Inc., senior sub. note,
             8.875%, 7/15/15 .................................   United States      370,000,000           353,350,000
          DaVita Inc.,
             senior note, 6.625%, 3/15/13 ....................   United States      140,000,000           133,700,000
             senior sub. note, 7.25%, 3/15/15 ................   United States       80,000,000            76,400,000
          HCA Inc.,
             6.375%, 1/15/15 .................................   United States      125,000,000            99,062,500
             senior note, 6.50%, 2/15/16 .....................   United States      150,000,000           119,625,000
             senior secured note, 9.25%, 11/15/16 ............   United States      132,900,000           129,577,500
          Tenet Healthcare Corp., senior note,
             6.375%, 12/01/11 ................................   United States      540,000,000           500,850,000
             6.50%, 6/01/12 ..................................   United States      265,000,000           246,450,000
             7.375%, 2/01/13 .................................   United States      380,000,000           347,700,000
      (d)    FRN, 9.25%, 2/01/15 .............................   United States      330,000,000           313,500,000
   (d, h) U.S. Oncology Holdings Inc., senior note, PIK, FRN,
             8.334%, 3/15/12 .................................   United States       75,232,814            58,305,431
          Vanguard Health Holding Co. I LLC, senior disc.
             note, zero cpn. to 10/01/09, 11.25% thereafter,
             10/01/15 ........................................   United States       23,900,000            20,793,000
                                                                                                      ---------------
                                                                                                        2,399,313,431
                                                                                                      ---------------
          INDUSTRIALS 3.7%
          Allied Waste North America Inc.,
             senior note, B, 7.375%, 4/15/14 .................   United States      190,000,000           185,725,000
             senior note, B, 7.125%, 5/15/16 .................   United States       79,000,000            74,062,500
             senior secured note, 6.125%, 2/15/14 ............   United States      205,000,000           189,625,000
             senior secured note, 6.875%, 6/01/17 ............   United States      106,450,000            99,530,750
          Browning-Ferris Industries Inc., 7.40%, 9/15/35 ....   United States      100,000,000            88,500,000
          Hertz Corp.,
             senior note, 8.875%, 1/01/14 ....................   United States      290,300,000           251,835,250
             senior sub. note, 10.50%, 1/01/16 ...............   United States       25,000,000            21,000,000
          johnsonDiversey Holdings Inc., senior disc. note,
             10.67%, 5/15/13 .................................   United States      158,000,000           154,050,000
          johnsonDiversey Inc., senior sub. note, B, 9.625%,
             5/15/12 .........................................   United States      125,000,000           125,312,500
          L-3 Communications Corp., senior sub. note, 5.875%,
             1/15/15 .........................................   United States       15,600,000            14,196,000
      (b) Nortek Inc., senior note, 144A, 10.00%, 12/01/13 ...   United States      100,000,000            88,500,000
          RBS Global & Rexnord Corp.,
             senior note, 9.50%, 8/01/14 .....................   United States       85,000,000            80,325,000
             senior sub. note, 11.75%, 8/01/16 ...............   United States       83,200,000            79,040,000
(b, d, h) Rexnord Holdings Inc., senior note, 144A, PIK, FRN,
             9.81%, 3/01/13 ..................................   United States       89,220,363            68,699,679
          Terex Corp., senior sub. note, 8.00%, 11/15/17 .....   United States      185,000,000           169,275,000
      (b) U.S. Investigations Services Inc., senior note,
             144A, 10.50%, 11/01/15 ..........................   United States       50,000,000            44,750,000
                                                                                                      ---------------
                                                                                                        1,734,426,679
                                                                                                      ---------------


                               Annual Report | 87

Franklin Custodian Funds

                                                                                    PRINCIPAL
          FRANKLIN INCOME FUND                                       COUNTRY         AMOUNT(C)              VALUE
          --------------------                                   --------------   -------------       ---------------
          CORPORATE BONDS (CONTINUED)
          INFORMATION TECHNOLOGY 3.7%
      (b) Ceridian Corp., senior note, 144A, 11.25%,
             11/15/15 ........................................   United States       80,000,000       $    66,200,000
      (b) First Data Corp., senior note, 144A, 9.875%,
             9/24/15 .........................................   United States      275,000,000           216,218,750
          Fiserv Inc., senior note, 6.80%, 11/20/17 ..........   United States       50,000,000            48,332,850
          Flextronics International Ltd., senior sub. note,
             6.25%, 11/15/14 .................................     Singapore        100,000,000            85,000,000
          Freescale Semiconductor Inc., senior note,
             8.875%, 12/15/14 ................................   United States      437,400,000           303,993,000
      (l)    10.125%, 12/15/16 ...............................   United States      630,000,000           406,350,000
          Lucent Technologies Inc., 6.45%, 3/15/29 ...........   United States      180,000,000           110,700,000
      (b) Nortel Networks Ltd., senior note, 144A, 10.75%,
             7/15/16 .........................................       Canada          77,100,000            47,609,250
          NXP BV/NXP Funding LLC, senior note, 9.50%,
             10/15/15 ........................................    Netherlands        50,000,000            25,875,000
          Qwest Capital Funding Inc., 7.25%, 2/15/11 .........   United States       26,600,000            25,004,000
          Sanmina-SCI Corp., senior sub. note,
             6.75%, 3/01/13 ..................................   United States      150,000,000           132,000,000
             8.125%, 3/01/16 .................................   United States      100,000,000            85,500,000
          SunGard Data Systems Inc.,
             senior note, 9.125%, 8/15/13 ....................   United States       59,300,000            53,666,500
      (b)    senior note, 144A, 10.625%, 5/15/15 .............   United States       55,000,000            51,975,000
             senior sub. note, 10.25%, 8/15/15 ...............   United States      100,000,000            87,250,000
                                                                                                      ---------------
                                                                                                        1,745,674,350
                                                                                                      ---------------
          MATERIALS 1.3%
          Freeport-McMoRan Copper & Gold Inc., senior note,
             8.375%, 4/01/17 .................................   United States       75,000,000            73,985,325
      (b) Ineos Group Holdings PLC, senior sub. note, 144A,
             7.875%, 2/15/16 .................................   United Kingdom     175,000,000 EUR       131,086,861
          jefferson Smurfit Corp., senior note, 8.25%,
             10/01/12 ........................................   United States      200,000,000           168,000,000
          Nalco Co., senior note, 7.75%, 11/15/11 ............   United States        5,000,000             4,925,000
          Novelis Inc., senior note, 7.25%, 2/15/15 ..........       Canada         190,000,000           166,250,000
          Stone Container Corp., senior note, 8.00%,
             3/15/17 .........................................   United States       68,000,000            53,380,000
                                                                                                      ---------------
                                                                                                          597,627,186
                                                                                                      ---------------
          TELECOMMUNICATION SERVICES 0.2%
      (b) Digicel Group Ltd., senior note, 144A, 8.875%,
             1/15/15 .........................................      Jamaica         140,000,000           117,950,000
                                                                                                      ---------------
          TRANSPORTATION 0.2%
      (b) Ceva Group PLC, senior note, 144A, 10.00%,
             9/01/14 .........................................   United Kingdom     100,000,000            96,500,000
                                                                                                      ---------------
          UTILITIES 5.3%
          Aquila Inc., senior note, 14.875%, 7/01/12 .........   United States       43,450,000            48,106,406
          Dynegy Holdings Inc., senior note,
             6.875%, 4/01/11 .................................   United States      300,000,000           274,500,000
             8.75%, 2/15/12 ..................................   United States      275,000,000           261,250,000
             8.375%, 5/01/16 .................................   United States      210,000,000           183,750,000
             7.75%, 6/01/19 ..................................   United States       90,000,000            72,450,000
          Energy Future Holdings Corp., senior note,
      (b) 144A, 10.875%, 11/01/17 ............................   United States      187,500,000           170,156,250
   (b, h) 144A, PIK, 11.25%, 11/01/17 ........................   United States      243,700,000           207,145,000
          P, 5.55%, 11/15/14 .................................   United States      300,000,000           225,269,100


                               88 | Annual Report

Franklin Custodian Funds

                                                                                    PRINCIPAL
          FRANKLIN INCOME FUND                                       COUNTRY         AMOUNT(C)              VALUE
          --------------------                                   --------------   -------------       ---------------
          CORPORATE BONDS (CONTINUED)
          UTILITIES (CONTINUED)
      (b) Intergen NV, senior secured note, 144A, 9.00%,
             6/30/17 .........................................    Netherlands        80,000,000       $    80,400,000
          PNM Resources Inc., senior note, 9.25%, 5/15/15 ....   United States       31,700,000            31,383,000
          Public Service Co. of New Mexico, senior note,
             7.95%, 5/15/18 ..................................   United States       52,400,000            49,509,092
          Reliant Energy Inc., senior note,
             7.625%, 6/15/14 .................................   United States      150,000,000           113,250,000
             7.875%, 6/15/17 .................................   United States      153,100,000           114,059,500
      (b) Texas Competitive Electric Holdings Co LLC, senior
             note, 144A, 10.25%, 11/01/15 ....................   United States      353,025,000           320,370,188
      (h)    144A, PIK, 10.50%, 11/01/16 .....................   United States      150,000,000           127,875,000
             B, 144A, 10.25%, 11/01/15 .......................   United States      186,900,000           169,611,750
                                                                                                      ---------------
                                                                                                        2,449,085,286
                                                                                                      ---------------
          TOTAL CORPORATE BONDS (COST $27,891,660,955) .......                                         21,029,522,781
                                                                                                      ---------------
          CONVERTIBLE BONDS 0.9%
          FINANCIALS 0.3%
      (d) iStar Financial Inc., cvt., senior note, FRN,
             3.291%, 10/01/12 ................................   United States      250,000,000           135,000,000
                                                                                                      ---------------
          HEALTH CARE 0.2%
      (b) Mylan Inc., 144A, cvt., 3.75%, 9/15/15 .............   United States       80,000,000            79,000,000
                                                                                                      ---------------
          INFORMATION TECHNOLOGY 0.4%
      (b) Advanced Micro Devices Inc., cvt., senior note,
             144A, 5.75%, 8/15/12 ............................   United States      325,000,000           186,875,000
                                                                                                      ---------------
          TOTAL CONVERTIBLE BONDS (COST $640,286,205) ........                                            400,875,000
                                                                                                      ---------------
          MORTGAGE-BACKED SECURITIES 2.0%
          FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)
             FIXED RATE 0.8%
          FHLMC Gold 30 Year, 5.00%, 5/01/33 - 8/01/34 .......   United States      390,638,250           381,610,183
                                                                                                      ---------------
          FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
             FIXED RATE 0.8%
          FNMA 30 Year, 5.50%, 2/01/35 - 7/01/37 .............   United States      374,786,768           374,244,413
                                                                                                      ---------------
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
             FIXED RATE 0.4%
          GNMA I SF 30 Year, 5.00%, 4/15/33 - 5/15/34 ........   United States      196,144,979           192,845,886
                                                                                                      ---------------
          TOTAL MORTGAGE-BACKED SECURITIES
             (COST $942,876,169) .............................                                            948,700,482
                                                                                                      ---------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $54,122,086,523) ..........................                                         43,585,288,238
                                                                                                      ---------------
          SHORT TERM INVESTMENTS 5.9%
          U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $591,954,931) 1.2%
      (m) FHLB, 10/01/08 - 10/09/08 ..........................   United States      592,068,000           592,048,992
                                                                                                      ---------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS AND
             REPURCHASE AGREEMENTS (COST $54,714,041,454) ....                                         44,177,337,230
                                                                                                      ---------------


                               Annual Report | 89

Franklin Custodian Funds

          FRANKLIN INCOME FUND                                      COUNTRY           SHARES               VALUE
          --------------------                                   --------------   -------------       ---------------
          SHORT TERM INVESTMENTS (CONTINUED)
          MONEY MARKET FUNDS (COST $268,661,516) 0.6%
      (n) Franklin Institutional Fiduciary Trust Money Market
             Portfolio, 1.98% ................................   United States      268,661,516       $   268,661,516
                                                                                                      ---------------
          INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
             SECURITIES 0.1%
          MONEY MARKET FUNDS (COST $29,080,893) 0.1%
      (o) Bank of New York Institutional Cash Reserve Fund,
             2.18% ...........................................   United States       29,080,893            28,790,084
                                                                                                      ---------------
                                                                                    PRINCIPAL
                                                                                    AMOUNT(C)
                                                                                  -------------
          REPURCHASE AGREEMENTS (COST $1,864,985,975) 4.0%
      (p) Joint Repurchase Agreement, 1.347%, 10/01/08 .......                    1,864,985,975         1,864,985,975
             (Maturity Value $1,865,055,763)
          ABN AMRO Bank, NV, New York Branch
             (Maturity Value $295,070,472)
          Banc of America Securities LLC
             (Maturity Value $230,147,881)
          Barclays Capital Inc.
             (Maturity Value $298,017,260)
          BNP Paribas Securities Corp.
             (Maturity Value $289,158,245)
          Credit Suisse Securities (USA) LLC
             (Maturity Value $59,010,364)
          Deutsche Bank Securities Inc.
             (Maturity Value $109,422,822)
          Dresdner Kleinwort Securities LLC
             (Maturity Value $221,307,518)
          Greenwich Capital Markets Inc.
             (Maturity Value $303,910,837)
          UBS Securities LLC
             (Maturity Value $59,010,364)
             Collateralized by U.S. Government Agency
                Securities, 2.20% - 7.25%, 11/07/08 - 4/24/13;
                (m)U.S. Government
                Agency Discount Notes, 12/30/08 and U.S.
                   Treasury Notes, 1.875 - 4.875%,
                   1/15/09 - 7/31/13
                                                                                                      ---------------
          TOTAL INVESTMENTS (COST $56,876,769,838) 99.6% .....                                         46,339,774,805
          OTHER ASSETS, LESS LIABILITIES 0.4% ................                                            167,580,506
                                                                                                      ---------------
          NET ASSETS 100.0% ..................................                                        $46,507,355,311
                                                                                                      ===============

See Currency and Selected Portfolio Abbreviations on page 106.

(a)  See Note 10 regarding holdings of 5% voting securities.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2008, the aggregate value of these securities was $3,936,651,251, representing 8.46% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)  The coupon rate shown represents the rate at period end.

(e)  See Note 1(g) regarding senior floating rate interests.

(f)  Security purchased on a delayed delivery basis. See Note 1(d).

(g)  See Note 9 regarding unfunded loan commitments.

(h)  Income may be received in additional securities and/or cash.

(i)  Rounds to less than 0.1% of net assets.

(j)  Perpetual bond with no stated maturity date.

(k)  See Note 8 regarding defaulted securities.

(l) A portion or all of the security is on loan at September 30, 2008. See Note 1(f).

(m)  The security is traded on a discount basis with no stated coupon rate.

(n) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(o)  The rate shown is the annualized seven-day yield at period end.

(p)  See Note 1(c) regarding joint repurchase agreements.

   The accompanying notes are an integral part of these financial statements.


                               90 | Annual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                                        YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------------
CLASS A                                                 2008         2007         2006         2005         2004
-------                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     6.39   $     6.43   $     6.53   $     6.68   $     6.81
                                                     ----------   ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ......................         0.30         0.31         0.30         0.28         0.27
   Net realized and unrealized gains (losses) ....         0.08        (0.02)       (0.09)       (0.11)       (0.04)
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations .................         0.38         0.29         0.21         0.17         0.23
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions from net investment income ....        (0.32)       (0.33)       (0.31)       (0.32)       (0.36)
                                                     ----------   ----------   ----------   ----------   ----------
Redemption fees(c, d) ............................           --           --           --           --           --
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of year .....................   $     6.45   $     6.39   $     6.43   $     6.53   $     6.68
                                                     ==========   ==========   ==========   ==========   ==========
Total return(e) ..................................         6.00%        4.63%        3.40%        2.67%        3.46%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................         0.72%        0.72%        0.72%        0.72%        0.70%
Net investment income ............................         4.64%        4.78%        4.64%        4.29%        4.09%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $5,353,961   $5,073,449   $5,291,117   $5,901,449   $6,420,381
Portfolio turnover rate ..........................        21.66%       12.34%       20.54%       29.14%       41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 91

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                                        YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------------
CLASS B                                                 2008         2007         2006         2005         2004
-------                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $   6.38     $   6.42     $   6.52     $   6.67     $   6.80
                                                      --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ......................        0.27         0.27         0.26         0.25         0.24
   Net realized and unrealized gains (losses) ....        0.07        (0.01)       (0.08)       (0.11)       (0.05)
                                                      --------     --------     --------     --------     --------
Total from investment operations .................        0.34         0.26         0.18         0.14         0.19
                                                      --------     --------     --------     --------     --------
Less distributions from net investment income ....       (0.28)       (0.30)       (0.28)       (0.29)       (0.32)
                                                      --------     --------     --------     --------     --------
Redemption fees(c,d) .............................          --           --           --           --           --
                                                      --------     --------     --------     --------     --------
Net asset value, end of year .....................    $   6.44     $   6.38     $   6.42     $   6.52     $   6.67
                                                      ========     ========     ========     ========     ========
Total return(e) ..................................        5.61%        4.10%        2.87%        2.13%        2.92%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................        1.24%        1.25%        1.24%        1.25%        1.23%
Net investment income ............................        4.12%        4.25%        4.12%        3.76%        3.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................    $284,649     $316,720     $388,807     $478,788     $568,276
Portfolio turnover rate ..........................       21.66%       12.34%       20.54%       29.14%       41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               92 | Annual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                                        YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------------
CLASS C                                                 2008         2007         2006         2005         2004
-------                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $   6.36     $   6.40     $   6.50     $   6.65     $   6.78
                                                      --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ......................        0.27         0.27         0.26         0.25         0.24
   Net realized and unrealized gains (losses) ....        0.07        (0.01)       (0.08)       (0.11)       (0.05)
                                                      --------     --------     --------     --------     --------
Total from investment operations .................        0.34         0.26         0.18         0.14         0.19
                                                      --------     --------     --------     --------     --------
Less distributions from net investment income ....       (0.28)       (0.30)       (0.28)       (0.29)       (0.32)
                                                      --------     --------     --------     --------     --------
Redemption fees(c, d) ............................          --           --           --           --           --
                                                      --------     --------     --------     --------     --------
Net asset value, end of year .....................    $   6.42     $   6.36     $   6.40     $   6.50     $   6.65
                                                      ========     ========     ========     ========     ========
Total return(e) ..................................        5.48%        4.12%        2.88%        2.14%        2.91%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................        1.24%        1.25%        1.23%        1.25%        1.23%
Net investment income ............................        4.12%        4.25%        4.13%        3.76%        3.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................    $610,148     $418,951     $424,462     $508,539     $597,451
Portfolio turnover rate ..........................       21.66%       12.34%       20.54%       29.14%       41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 93

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                                        YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------------
CLASS R                                                 2008         2007         2006         2005         2004
-------                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $   6.39     $  6.43      $  6.53      $  6.68      $  6.81
                                                      --------     -------      -------      -------      -------
Income from investment operations(a):
   Net investment income(b) ......................        0.28        0.28         0.27         0.26         0.25
   Net realized and unrealized gains (losses) ....        0.07       (0.01)       (0.08)       (0.11)       (0.05)
                                                      --------     -------      -------      -------      -------
Total from investment operations .................        0.35        0.27         0.19         0.15         0.20
                                                      --------     -------      -------      -------      -------
Less distributions from net investment income ....       (0.29)      (0.31)       (0.29)       (0.30)       (0.33)
                                                      --------     -------      -------      -------      -------
Redemption fees(c, d) ............................          --          --           --           --           --
                                                      --------     -------      -------      -------      -------
Net asset value, end of year .....................    $   6.45     $  6.39      $  6.43      $  6.53      $  6.68
                                                      ========     =======      =======      =======      =======
Total return(e) ..................................        5.61%       4.25%        3.01%        2.29%        3.08%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................        1.09%       1.10%        1.09%        1.10%        1.08%
Net investment income ............................        4.27%       4.40%        4.27%        3.91%        3.71%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................    $104,648     $74,537      $71,104      $65,790      $59,431
Portfolio turnover rate ..........................       21.66%      12.34%       20.54%       29.14%       41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                                        YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------------
ADVISOR CLASS                                           2008         2007         2006         2005         2004
-------------                                        ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $   6.41     $   6.45     $   6.55     $   6.69     $   6.83
                                                      --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ......................        0.31         0.31         0.31         0.29         0.28
   Net realized and unrealized gains (losses) ....        0.08        (0.01)       (0.09)       (0.10)       (0.06)
                                                      --------     --------     --------     --------     --------
Total from investment operations .................        0.39         0.30         0.22         0.19         0.22
                                                      --------     --------     --------     --------     --------
Less distributions from net investment income ....       (0.33)       (0.34)       (0.32)       (0.33)       (0.36)
                                                      --------     --------     --------     --------     --------
Redemption fees(c, d)                                       --           --           --           --           --
                                                      --------     --------     --------     --------     --------
Net asset value, end of year .....................    $   6.47     $   6.41     $   6.45     $   6.55     $   6.69
                                                      ========     ========     ========     ========     ========
Total return .....................................        6.11%        4.75%        3.53%        2.95%        3.42%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ......................................        0.59%        0.60%        0.59%        0.60%        0.58%
Net investment income ............................        4.77%        4.90%        4.77%        4.41%        4.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................    $612,026     $470,751     $387,239     $334,681     $340,279
Portfolio turnover rate ..........................       21.66%       12.34%       20.54%       29.14%       41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

FRANKLIN U.S. GOVERNMENT SECURITIES FUND                               PRINCIPAL AMOUNT        VALUE
----------------------------------------                               ----------------   --------------
    MORTGAGE-BACKED SECURITIES 94.0%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 94.0%
    GNMA GP 30 Year, 8.25%, 3/15/17 - 10/15/17 .....................    $      105,993    $      115,723
    GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16 .....................           232,073           254,457
    GNMA GP 30 Year, 10.00%, 11/15/09 - 1/15/10 ....................            79,686            82,924
    GNMA GP 30 Year, 10.25%, 5/15/20 ...............................            10,211            11,735
    GNMA GP 30 Year, 11.00%, 1/15/10 - 12/15/10 ....................           193,181           205,739
    GNMA GP 30 Year, 11.25%, 7/15/13 - 1/15/16 .....................           205,253           233,306
    GNMA GP 30 Year, 11.50%, 2/15/13 - 5/15/13 .....................            32,046            36,132
    GNMA GP 30 Year, 11.75%, 7/15/13 - 8/15/13 .....................            32,029            36,255
    GNMA GP 30 Year, 12.00%, 3/15/11 - 12/15/12 ....................            11,321            12,506
    GNMA GP 30 Year, 12.50%, 5/15/10 - 6/15/10 .....................            18,039            19,476
    GNMA GP 30 Year, 12.75%, 5/15/14 ...............................             4,811             5,606
    GNMA I SF 15 Year, 6.50%, 5/15/18 ..............................         1,332,741         1,398,826
    GNMA I SF 15 Year, 7.00%, 10/15/09 .............................            58,716            59,014
(a) GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/36 ....................       629,818,688       619,123,923
    GNMA I SF 30 Year, 5.50%, 5/15/28 - 8/15/38 ....................     1,152,291,323     1,156,387,423
(a) GNMA I SF 30 Year, 5.50%, 10/15/37 .............................        75,000,000        75,082,050
(a) GNMA I SF 30 Year, 6.00%, 10/15/23 - 9/15/38 ...................     1,458,260,023     1,483,249,866
    GNMA I SF 30 Year, 6.00%, 3/15/38 ..............................        70,282,035        71,438,028
    GNMA I SF 30 Year, 6.50%, 5/15/23 - 2/15/38 ....................       387,574,361       398,509,618
    GNMA I SF 30 Year, 6.75%, 3/15/26 - 4/15/26 ....................            69,110            72,513
    GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32 ....................       190,243,161       200,722,510
    GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26 ...................           585,706           628,484
    GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/32 ....................        46,697,705        50,376,933
    GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22 ....................           414,816           450,965
    GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30 ...................        36,611,609        40,076,246
    GNMA I SF 30 Year, 8.25%, 3/15/27 ..............................            36,991            40,527
    GNMA I SF 30 Year, 8.50%, 12/15/09 - 6/15/25 ...................         8,002,101         8,834,075
    GNMA I SF 30 Year, 9.00%, 12/15/08 - 7/15/23 ...................        10,074,577        11,065,694
    GNMA I SF 30 Year, 9.50%, 5/15/09 - 8/15/22 ....................         6,046,942         6,730,963
    GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25 ...................         7,936,285         9,061,750
    GNMA I SF 30 Year, 10.50%, 2/15/12 - 10/15/21 ..................         5,980,343         6,866,764
    GNMA I SF 30 Year, 11.00%, 12/15/09 - 5/15/21 ..................         4,635,885         5,243,778
    GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16 ...................         1,221,917         1,391,969
    GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18 ...................         5,937,640         6,880,277
    GNMA I SF 30 Year, 12.50%, 4/15/10 - 8/15/18 ...................         4,721,707         5,401,049
    GNMA I SF 30 Year, 13.00%, 8/15/10 - 9/15/15 ...................         5,117,412         5,900,096
    GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17 ...................            42,159            45,862
    GNMA II GP 30 Year, 11.50%, 8/20/13 ............................            13,208            14,841
    GNMA II SF 30 Year, 4.50%, 5/20/33 - 10/20/34 ..................        37,161,527        35,337,002
    GNMA II SF 30 Year, 5.00%, 7/20/33 - 7/20/38 ...................       351,295,721       343,521,418
    GNMA II SF 30 Year, 5.00%, 9/20/33 .............................       183,951,359       180,105,944
    GNMA II SF 30 Year, 5.50%, 6/20/34 - 8/20/38 ...................       650,402,539       649,836,484
    GNMA II SF 30 Year, 5.50%, 12/20/34 ............................       131,316,603       131,242,946
    GNMA II SF 30 Year, 5.50%, 1/20/35 .............................        77,762,616        77,699,384
    GNMA II SF 30 Year, 5.50%, 6/20/38 .............................       112,315,617       112,180,183
    GNMA II SF 30 Year, 6.00%, 10/20/23 - 10/20/37 .................       490,549,633       497,819,784
    GNMA II SF 30 Year, 6.00%, 1/20/38 .............................        73,915,489        75,004,573
    GNMA II SF 30 Year, 6.00%, 7/20/38 .............................        73,795,789        74,883,109


                               96 | Annual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND                               PRINCIPAL AMOUNT        VALUE
----------------------------------------                               ----------------   --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE
       (CONTINUED)
    GNMA II SF 30 Year, 6.00%, 8/20/38 .............................    $   79,888,707       $81,065,802
    GNMA II SF 30 Year, 6.50%, 6/20/24 - 3/20/34 ...................        65,131,148        66,953,362
    GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33 ...................        34,922,587        36,523,516
    GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32 ..................         6,394,868         6,875,203
    GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30 ...................         3,048,761         3,330,152
    GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25 ...................         1,596,085         1,754,921
    GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21 ..................           484,677           530,886
    GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25 ...................           305,653           341,101
    GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21 ..................           612,238           698,701
    GNMA II SF 30 Year, 10.50%, 9/20/13 - 3/20/21 ..................         1,649,323         1,881,419
    GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21 ..................           269,473           311,410
    GNMA II SF 30 Year, 11.50%, 9/20/13 - 2/20/18 ..................           137,898           157,625
    GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16 ..................           271,495           313,833
    GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15 ................           202,232           233,805
    GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15 .................           212,715           250,155
                                                                                          --------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $6,550,072,650) .........                       6,544,920,621
                                                                                          --------------

                                                                            SHARES
                                                                       ----------------
    SHORT TERM INVESTMENTS 7.1%
    MONEY MARKET FUNDS (COST $268,656,075) 3.9%
(b) Franklin Institutional Fiduciary Trust Money Market
       Portfolio, 1.98% ............................................       268,656,075       268,656,075
                                                                                          --------------

                                                                       PRINCIPAL AMOUNT
                                                                       ----------------
    REPURCHASE AGREEMENTS (COST $225,485,000) 3.2%
(c) Barclays Capital Inc., 0.20%, 10/01/08 (Maturity Value
       $225,486,253) Collateralized by U.S. Treasury Note,
       4.00%, 8/31/09 ..............................................    $  225,485,000       225,485,000
                                                                                          --------------
    TOTAL INVESTMENTS (COST $7,044,213,725) 101.1% .................                       7,039,061,696
    OTHER ASSETS, LESS LIABILITIES (1.1)% ..........................                         (73,630,644)
                                                                                          --------------
    NET ASSETS 100.0% ..............................................                      $6,965,431,052
                                                                                          ==============

See Selected Portfolio Abbreviations on page 106.

(a)  A portion or all of the security purchased on a TBA basis. See Note 1(d).

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c)  See Note 1(c) regarding repurchase agreements.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN UTILITIES FUND

                                                                              YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------------------------------
CLASS A                                               2008             2007             2006             2005             2004
-------                                            ----------       ----------       ----------       ----------       ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    14.58       $    12.89       $    12.59       $    10.16       $     8.80
                                                   ----------       ----------       ----------       ----------       ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.41             0.40             0.43             0.45             0.43
   Net realized and unrealized gains (losses) ..        (1.93)            2.16             0.37             2.42             1.33
                                                   ----------       ----------       ----------       ----------       ----------
Total from investment operations ...............        (1.52)            2.56             0.80             2.87             1.76
                                                   ----------       ----------       ----------       ----------       ----------
Less distributions from:
   Net investment income .......................        (0.40)           (0.40)           (0.41)           (0.44)           (0.40)
   Net realized gains ..........................        (0.74)           (0.47)           (0.09)              --               --
                                                   ----------       ----------       ----------       ----------       ----------
Total distributions ............................        (1.14)           (0.87)           (0.50)           (0.44)           (0.40)
                                                   ----------       ----------       ----------       ----------       ----------
Redemption fees(c, d) ..........................           --               --               --               --               --
                                                   ----------       ----------       ----------       ----------       ----------
Net asset value, end of year ...................   $    11.92       $    14.58       $    12.89       $    12.59       $    10.16
                                                   ==========       ==========       ==========       ==========       ==========
Total returne(e) ...............................       (11.63)%          20.32%            6.69%           28.81%           20.40%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.74%(f)         0.75%(f)         0.76%(f)         0.78%(f)         0.80%
Net investment income ..........................         2.92%            2.83%            3.54%            3.92%            4.49%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,769,397       $2,157,614       $1,926,732       $1,986,034       $1,450,832
Portfolio turnover rate ........................         8.32%           10.84%            7.97%           13.53%           16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------
CLASS B                                                2008         2007          2006          2005          2004
-------                                              -------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 14.56      $  12.88      $  12.57      $  10.15      $   8.80
                                                     -------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) ......................      0.33          0.33          0.37          0.39          0.38
   Net realized and unrealized gains (losses) ....     (1.91)         2.15          0.38          2.42          1.33
                                                     -------      --------      --------      --------      --------
Total from investment operations .................     (1.58)         2.48          0.75          2.81          1.71
                                                     -------      --------      --------      --------      --------
Less distributions from:
   Net investment income .........................     (0.33)        (0.33)        (0.35)        (0.39)        (0.36)
   Net realized gains ............................     (0.74)        (0.47)        (0.09)           --            --
                                                     -------      --------      --------      --------      --------
Total distributions ..............................     (1.07)        (0.80)        (0.44)        (0.39)        (0.36)
                                                     -------      --------      --------      --------      --------
Redemption fees(c, d) ............................        --            --            --            --            --
                                                     -------      --------      --------      --------      --------
Net asset value, end of year .....................   $ 11.91      $  14.56      $  12.88      $  12.57      $  10.15
                                                     =======      ========      ========      ========      ========
Total return(e) ..................................    (12.04)%       19.66%         6.25%        28.11%        19.71%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.24%(f)      1.26%(f)      1.26%(f)      1.28%(f)      1.30%
Net investment income ............................      2.42%         2.32%         3.04%         3.42%         3.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $92,695      $127,587      $133,824      $154,277      $127,105
Portfolio turnover rate ..........................      8.32%        10.84%         7.97%        13.53%        16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 99

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------
CLASS C                                                2008          2007          2006         2005          2004
-------                                              --------      --------      --------     --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  14.53      $  12.85      $  12.55     $  10.13      $   8.78
                                                     --------      --------      --------     --------      --------
Income from investment operations(a):
   Net investment income(b) ......................       0.33          0.33          0.37         0.39          0.38
   Net realized and unrealized gains (losses) ....      (1.91)         2.15          0.37         2.42          1.33
                                                     --------      --------      --------     --------      --------
Total from investment operations .................      (1.58)         2.48          0.74         2.81          1.71
                                                     --------      --------      --------     --------      --------
Less distributions from:
   Net investment income .........................      (0.33)        (0.33)        (0.35)       (0.39)        (0.36)
   Net realized gains ............................      (0.74)        (0.47)        (0.09)          --            --
                                                     --------      --------      --------     --------      --------
Total distributions ..............................      (1.07)        (0.80)        (0.44)       (0.39)        (0.36)
                                                     --------      --------      --------     --------      --------
Redemption fees(c, d) ............................         --            --            --           --            --
                                                     --------      --------      --------     --------      --------
Net asset value, end of year .....................   $  11.88      $  14.53      $  12.85     $  12.55      $  10.13
                                                     ========      ========      ========     ========      ========
Total return(e) ..................................     (12.06)%       19.72%         6.19%       28.16%        19.76%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.24%(f)      1.26%(f)      1.25%f       1.28%(f)      1.30%
Net investment income ............................       2.42%         2.32%         3.05%        3.42%         3.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $339,247      $424,977      $391,509     $435,714      $283,747
Portfolio turnover rate ..........................       8.32%        10.84%         7.97%       13.53%        16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               100 | Annual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                                                      YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------
CLASS R                                                2008         2007         2006         2005        2004
-------                                              -------      -------      -------      -------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 14.54      $ 12.86      $ 12.57      $ 10.15      $ 8.79
                                                     -------      -------      -------      -------      ------
Income from investment operations(a):
   Net investment income(b) ......................      0.36         0.35         0.39         0.43        0.39
   Net realized and unrealized gains (losses) ....     (1.92)        2.16         0.36         2.40        1.34
                                                     -------      -------      -------      -------      ------
Total from investment operations .................     (1.56)        2.51         0.75         2.83        1.73
                                                     -------      -------      -------      -------      ------
Less distributions from:
   Net investment income .........................     (0.35)       (0.36)       (0.37)       (0.41)      (0.37)
   Net realized gains ............................     (0.74)       (0.47)       (0.09)          --          --
                                                     -------      -------      -------      -------      ------
Total distributions ..............................     (1.09)       (0.83)       (0.46)       (0.41)      (0.37)
                                                     -------      -------      -------      -------      ------
Redemption fees(c, d) ............................        --           --           --           --          --
                                                     -------      -------      -------      -------      ------
Net asset value, end of year .....................   $ 11.89      $ 14.54      $ 12.86      $ 12.57      $10.15
                                                     =======      =======      =======      =======      ======
Total return(e) ..................................    (11.92)%      19.92%        6.29%       28.35%      20.02%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.09%(f)     1.11%(f)     1.11%(f)     1.13%(f)    1.15%
Net investment income ............................      2.57%        2.47%        3.19%        3.57%       4.14%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $36,596      $41,845      $27,736      $14,649      $1,590
Portfolio turnover rate ..........................      8.32%       10.84%        7.97%       13.53%      16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 101

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                                                       YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------
ADVISOR CLASS                                          2008         2007         2006          2005         2004
-------------                                        -------      -------      --------      --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 14.64      $ 12.95      $  12.64      $  10.20     $  8.84
                                                     -------      -------      --------      --------     -------
Income from investment operations(a):
   Net investment income(b) ......................      0.42         0.42          0.45          0.48        0.44
   Net realized and unrealized gains (losses) ....     (1.92)        2.17          0.38          2.42        1.34
                                                     -------      -------      --------      --------     -------
Total from investment operations .................     (1.50)        2.59          0.83          2.90        1.78
                                                     -------      -------      --------      --------     -------
Less distributions from:
   Net investment income .........................     (0.42)       (0.43)        (0.43)        (0.46)      (0.42)
   Net realized gains ............................     (0.74)       (0.47)        (0.09)           --          --
                                                     -------      -------      --------      --------     -------
Total distributions ..............................     (1.16)       (0.90)        (0.52)        (0.46)      (0.42)
                                                     -------      -------      --------      --------     -------
Redemption fees(c, d) ............................        --           --            --            --          --
                                                     -------      -------      --------      --------     -------
Net asset value, end of year .....................   $ 11.98      $ 14.64      $  12.95      $  12.64     $ 10.20
                                                     =======      =======      ========      ========     =======
Total return .....................................    (11.45)%      20.43%         6.88%        29.00%      20.48%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      0.59%(e)     0.61%(e)      0.61%(e)    0.63%(e)      0.65%
Net investment income ............................      3.07%        2.97%         3.69%         4.07%       4.64%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $58,817      $86,823      $103,041      $110,249     $51,586
Portfolio turnover rate ..........................      8.32%       10.84%         7.97%        13.53%      16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               102 | Annual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

          FRANKLIN UTILITIES FUND                                    COUNTRY          SHARES               VALUE
          -----------------------                                --------------   -------------       ---------------
          COMMON STOCKS 95.9%
          DIVERSIFIED TELECOMMUNICATION SERVICES 2.7%
          AT&T Inc. ..........................................    United States       1,200,000       $    33,504,000
          Verizon Communications Inc. ........................    United States         900,000            28,881,000
                                                                                                      ---------------
                                                                                                           62,385,000
                                                                                                      ---------------
          ELECTRIC UTILITIES 49.7%
          Allegheny Energy Inc. ..............................    United States         300,000            11,031,000
          American Electric Power Co. Inc. ...................    United States       1,300,000            48,139,000
          Cleco Corp. ........................................    United States       1,000,000            25,250,000
          Duke Energy Corp. ..................................    United States       3,800,000            66,234,000
          Edison International ...............................    United States       1,759,000            70,184,100
          Entergy Corp. ......................................    United States       1,750,000           155,767,500
          Exelon Corp. .......................................    United States       2,200,000           137,764,000
          FirstEnergy Corp. ..................................    United States       1,700,000           113,883,000
          FPL Group Inc. .....................................    United States       1,700,000            85,510,000
          Hawaiian Electric Industries Inc. ..................    United States         400,000            11,604,000
          Northeast Utilities ................................    United States       1,000,000            25,650,000
          Pepco Holdings Inc. ................................    United States       1,300,000            29,783,000
          Pinnacle West Capital Corp. ........................    United States         800,000            27,528,000
          Portland General Electric Co. ......................    United States       1,200,000            28,392,000
          PPL Corp. ..........................................    United States       2,000,000            74,040,000
          Progress Energy Inc. ...............................    United States       1,400,000            60,382,000
          Sierra Pacific Resources ...........................    United States       4,500,000            43,110,000
          The Southern Co. ...................................    United States       2,500,000            94,225,000
          UIL Holdings Corp. .................................    United States         230,400             7,909,632
          Westar Energy Inc. .................................    United States       1,080,600            24,897,024
                                                                                                      ---------------
                                                                                                        1,141,283,256
                                                                                                      ---------------
          GAS UTILITIES 1.5%
          AGL Resources Inc. .................................    United States         800,000            25,104,000
          Southwest Gas Corp. ................................    United States         300,000             9,078,000
                                                                                                      ---------------
                                                                                                           34,182,000
                                                                                                      ---------------
          MULTI-UTILITIES 38.5%
          Alliant Energy Corp. ...............................    United States       1,200,000            38,652,000
          Ameren Corp. .......................................    United States       1,200,000            46,836,000
          CenterPoint Energy Inc. ............................    United States       1,700,000            24,769,000
          CMS Energy Corp. ...................................    United States         300,000             3,741,000
          Consolidated Edison Inc. ...........................    United States         800,000            34,368,000
          Dominion Resources Inc. ............................    United States       2,300,000            98,394,000
          DTE Energy Co. .....................................    United States         500,000            20,060,000
          GDF Suez ...........................................       France             700,000            35,941,186
          Integrys Energy Group Inc. .........................    United States         700,000            34,958,000
          National Grid PLC ..................................   United Kingdom       4,987,755            63,302,955
          PG&E Corp. .........................................    United States       2,400,000            89,880,000
          PNM Resources Inc. .................................    United States         855,720             8,762,573
          Public Service Enterprise Group Inc. ...............    United States       2,200,000            72,138,000
          Puget Energy Inc. ..................................    United States       1,725,000            46,057,500
          RWE AG .............................................       Germany            300,000            28,675,581


                                       Annual Report | 103

Franklin Custodian Funds

          FRANKLIN UTILITIES FUND                                    COUNTRY          SHARES               VALUE
          -----------------------                                --------------   -------------       ---------------
          COMMON STOCKS (CONTINUED)
          MULTI-UTILITIES (CONTINUED)
          SCANA Corp. ........................................    United States         900,000       $    35,037,000
          Sempra Energy ......................................    United States       1,600,000            80,752,000
          United Utilities Group PLC .........................   United Kingdom         960,189            11,914,574
          Vectren Corp. ......................................    United States         600,000            16,710,000
          Wisconsin Energy Corp. .............................    United States       1,000,000            44,900,000
          Xcel Energy Inc. ...................................    United States       2,400,000            47,976,000
                                                                                                      ---------------
                                                                                                          883,825,369
                                                                                                      ---------------
          OIL, GAS & CONSUMABLE FUELS 3.0%
          Spectra Energy Corp. ...............................    United States       1,900,000            45,220,000
          The Williams Cos. Inc. .............................    United States       1,000,000            23,650,000
                                                                                                      ---------------
                                                                                                           68,870,000
                                                                                                      ---------------
          WATER UTILITIES 0.5%
          American Water Works Co. Inc. ......................    United States         500,000            10,750,000
                                                                                                      ---------------
          TOTAL COMMON STOCKS (COST $1,557,072,533) ..........                                          2,201,295,625
                                                                                                      ---------------
          CONVERTIBLE PREFERRED STOCKS (COST $13,497,475) 0.5%
          ELECTRIC UTILITIES 0.5%
          CMS Energy Trust I, 7.75%, cvt. pfd. ...............    United States         270,050            12,044,932
                                                                                                      ---------------

                                                                                    Principal
                                                                                    Amount(a)
                                                                                  -------------
          CORPORATE BONDS 3.3%
          ELECTRIC UTILITIES 1.6%
          MidAmerican Energy Holdings Co., senior note,
             8.48%, 9/15/28 ..................................    United States   $  25,000,000            27,529,500
          Northeast Generation Co., senior secured note, B-1,
             8.812%, 10/15/26 ................................    United States       7,356,445             8,074,699
                                                                                                      ---------------
                                                                                                           35,604,199
                                                                                                      ---------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.2%
          Energy Future Holdings Corp., senior note,
             P, 5.55%, 11/15/14 ..............................    United States      32,300,000            24,253,973
             R, 6.55%, 11/15/34 ..............................    United States       5,700,000             3,524,128
                                                                                                      ---------------
                                                                                                           27,778,101
                                                                                                      ---------------
          MULTI-UTILITIES 0.5%
          Aquila Inc., senior note,
             9.95%, 2/01/11 ..................................    United States       6,000,000             6,217,380
             8.27%, 11/15/21 .................................    United States       6,100,000             5,961,225
                                                                                                      ---------------
                                                                                                           12,178,605
                                                                                                      ---------------
          TOTAL CORPORATE BONDS (COST $76,949,936) ...........                                             75,560,905
                                                                                                      ---------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $1,647,519,944) ...........................                                          2,288,901,462
                                                                                                      ---------------


                               104 | Annual Report

Franklin Custodian Funds

          FRANKLIN UTILITIES FUND                                    COUNTRY          SHARES               VALUE
          -----------------------                                --------------   -------------       ---------------
          SHORT TERM INVESTMENT (COST $2,283,674) 0.1%
          MONEY MARKET FUND 0.1%
      (b) Franklin Institutional Fiduciary Trust Money Market
             Portfolio, 1.98% ................................    United States       2,283,674       $     2,283,674
                                                                                                      ---------------
          TOTAL INVESTMENTS (COST $1,649,803,618) 99.8% ......                                          2,291,185,136
          OTHER ASSETS, LESS LIABILITIES 0.2% ................                                              5,567,551
                                                                                                      ---------------
          NET ASSETS 100.0% ..................................                                        $ 2,296,752,687
                                                                                                      ===============

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 105

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

CURRENCY ABBREVIATIONS

EUR   - Euro

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
GP    - Graduated Payment
MTN   - Medium Term Note
PIK   - Payment-In-Kind
SF    - Single Family

   The accompanying notes are an integral part of these financial statements.


                               106 | Annual Report

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2008

                                                                     FRANKLIN        FRANKLIN         FRANKLIN
                                                                     DYNATECH         GROWTH           INCOME
                                                                       FUND            FUND             FUND
                                                                   ------------   --------------   ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................   $251,742,286   $1,077,802,405   $52,876,329,339
      Cost - Non-controlled affiliated issuers (Note 10) .......             --               --     1,866,793,008
      Cost - Sweep Money Fund (Note 7) .........................     21,757,500        1,560,596       268,661,516
      Cost - Repurchase agreements .............................     12,228,168               --     1,864,985,975
                                                                   ------------   --------------   ---------------
      Total cost of investments ................................   $285,727,954   $1,079,363,001   $56,876,769,838
                                                                   ------------   --------------   ---------------
      Value - Unaffiliated issuers .............................   $429,450,137   $2,341,737,593   $41,543,983,549
      Value - Non-controlled affiilated issuers (Note 10) ......             --               --     2,662,143,765
      Value - Sweep Money Fund (Note 7) ........................     21,757,500        1,560,596       268,661,516
      Value - Repurchase agreements ............................     12,228,168               --     1,864,985,975
                                                                   ------------   --------------   ---------------
      Total value of investments(a) ............................    463,435,805    2,343,298,189    46,339,774,805
   Cash ........................................................             --           92,078        11,636,794
   Receivables:
      Investment securities sold ...............................             --        1,358,440       729,144,737
      Capital shares sold ......................................        380,224        2,109,578        63,311,100
      Dividends and interest ...................................        134,721        2,286,558       679,490,375
                                                                   ------------   --------------   ---------------
         Total assets ..........................................    463,950,750    2,349,144,843    47,823,357,811
                                                                   ------------   --------------   ---------------
Liabilities:
   Payables:
      Investment Securities purchased ..........................      7,816,581               --     1,023,109,049
      Capital shares redeemed ..................................        656,151        4,952,662       212,372,950
      Affiliates ...............................................        547,435        2,547,815        43,073,921
      Unaffiliated transfer agent fees .........................         84,706          432,365         5,115,983
   Payable upon return of securities loaned ....................             --               --        29,080,893
   Unrealized depreciation on unfunded loan commitments (Note 9)             --               --           234,796
   Accrued expenses and other liabiilties ......................         71,743          232,777         3,014,908
                                                                   ------------   --------------   ---------------
         Total liabilities .....................................      9,176,616        8,165,619     1,316,002,500
                                                                   ------------   --------------   ---------------
            Net assets, at value ...............................   $454,774,134   $2,340,979,224   $46,507,355,311
                                                                   ------------   --------------   ---------------
Net assets consist of:
   Paid-in capital .............................................   $249,241,823   $1,083,490,921   $57,059,155,974
   Undistributed net investment income .........................             --       10,241,399       151,244,134
   Net unrealized appreciation (depreciation) ..................    177,707,851    1,263,935,188   (10,537,481,135)
   Accumulated net realized gain (loss) ........................     27,824,460      (16,688,284)     (165,563,662)
                                                                   ------------   --------------   ---------------
            Net assets, at value ...............................   $454,774,134   $2,340,979,224   $46,507,355,311
                                                                   ------------   --------------   ---------------

(a) The Franklin Income Fund includes $27,124,727 of securities loaned.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 107

FRANKLIN CUSTODIAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008

                                                                             FRANKLIN        FRANKLIN          FRANKLIN
                                                                             DYNATECH         GROWTH            INCOME
                                                                               FUND            FUND              FUND
                                                                           ------------   --------------   ---------------
CLASS A:
   Net assets, at value ................................................   $388,843,211   $1,708,612,045   $26,892,972,557
                                                                           ------------   --------------   ---------------
   Shares outstanding ..................................................     15,632,510       45,967,776    13,612,330,541
                                                                           ------------   --------------   ---------------
   Net asset value per share(a) ........................................   $      24.87   $        37.17   $          1.98
                                                                           ------------   --------------   ---------------
   Maximum offering price per share (net asset value per share / 94.25%,
      94.25% and 95.75%, respectively) .................................   $      26.39   $        39.44   $          2.07
                                                                           ------------   --------------   ---------------
CLASS B:
   Net assets, at value ................................................   $ 10,703,816   $   89,778,767   $ 2,428,765,169
                                                                           ------------   --------------   ---------------
   Shares outstanding ..................................................        455,933        2,532,916     1,234,208,794
                                                                           ------------   --------------   ---------------
   Net asset value and maximum offering price per share(a) .............   $      23.48   $        35.44   $          1.97
                                                                           ------------   --------------   ---------------
CLASS B1:
   Net assets, at value ................................................           --               --     $   224,712,648
                                                                           ------------   --------------   ---------------
   Shares outstanding ..................................................           --               --         113,663,654
                                                                           ------------   --------------   ---------------
   Net asset value and maximum offering price per share(a) .............           --               --     $          1.98
                                                                           ------------   --------------   ---------------
CLASS C:
   Net assets, at value ................................................   $ 53,289,341   $  255,425,099   $12,433,142,763
                                                                           ------------   --------------   ---------------
   Shares outstanding ..................................................      2,294,150        7,268,101     6,249,871,016
                                                                           ------------   --------------   ---------------
   Net asset value and maximum offering price per share(a) .............   $      23.23   $        35.14   $          1.99
                                                                           ------------   --------------   ---------------
CLASS R:
   Net assets, at value ................................................           --     $   30,175,455   $   267,955,857
                                                                           ------------   --------------   ---------------
   Shares outstanding ..................................................           --            818,448       137,082,084
                                                                           ------------   --------------   ---------------
   Net asset value and maximum offering price per share ................           --     $        36.87   $          1.95
                                                                           ------------   --------------   ---------------
ADVISOR CLASS:
   Net assets, at value ................................................   $  1,937,766   $  256,987,858   $ 4,259,806,317
                                                                           ------------   --------------   ---------------
   Shares outstanding ..................................................         77,829        6,898,141     2,166,945,698
                                                                           ------------   --------------   ---------------
   Net asset value and maximum offering price per share ................   $      24.90   $        37.25   $          1.97
                                                                           ------------   --------------   ---------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              108 | Annual Report

FRANKLIN CUSTODIAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008

                                                   FRANKLIN
                                                U.S. GOVERNMENT       FRANKLIN
                                                SECURITIES FUND     UTILITIES FUND
                                                ---------------    ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........   $ 6,550,072,650    $ 1,647,519,944
      Cost - Sweep Money Fund (Note 7) ......       268,656,075          2,283,674
      Cost - Repurchase agreements ..........       225,485,000                 --
                                                ---------------    ---------------
      Total cost of investments .............   $ 7,044,213,725    $ 1,649,803,618
                                                ---------------    ---------------
      Value - Unaffiliated issuers ..........   $ 6,544,920,621    $ 2,288,901,462
      Value - Sweep Money Fund (Note 7) .....       268,656,075          2,283,674
      Value - Repurchase agreements .........       225,485,000                 --
                                                ---------------    ---------------
      Total value of investments ............     7,039,061,696      2,291,185,136
   Cash .....................................             3,618                 --
   Receivables:
      Investment securities sold ............                --          5,012,592
      Capital shares sold ...................        51,645,997          2,083,560
      Dividends and interest ................        29,560,732          6,750,901
                                                ---------------    ---------------
         Total assets .......................     7,120,272,043      2,305,032,189
                                                ---------------    ---------------
Liabilities:
   Payables:
      Investment Securities purchased .......       150,132,813                 --
      Capital shares redeemed ...............                --          5,808,087
      Affiliates ............................         3,531,786          1,960,331
      Unaffiliated transfer agent fees ......           811,317            308,167
   Accrued expenses and other liabiilties ...           365,075            202,917
                                                ---------------    ---------------
         Total liabilities ..................       154,840,991          8,279,502
                                                ---------------    ---------------
            Net assets, at value ............   $ 6,965,431,052    $ 2,296,752,687
                                                ---------------    ---------------
Net assets consist of:
   Paid-in capital ..........................   $ 7,375,477,253    $ 1,633,844,922
   Undistributed net investment income ......         3,642,998          6,193,982
   Net unrealized appreciation (depreciation)        (5,152,029)       641,371,032
   Accumulated net realized gain (loss) .....      (408,537,170)        15,342,751
                                                ---------------    ---------------
            Net assets, at value ............   $ 6,965,431,052    $ 2,296,752,687
                                                ---------------    ---------------

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 109

FRANKLIN CUSTODIAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008

                                                                              FRANKLIN
                                                                           U.S. GOVERNMENT     FRANKLIN
                                                                           SECURITIES FUND  UTILITIES FUND
                                                                           ---------------  --------------
CLASS A:
   Net assets, at value ................................................   $5,353,960,509   $1,769,397,237
                                                                           ---------------  --------------
   Shares outstanding ..................................................      829,532,460      148,425,313
                                                                           ---------------  --------------
   Net asset value per share(a) ........................................   $         6.45   $        11.92
                                                                           ---------------  --------------
   Maximum offering price per share (net asset value per share / 95.75%)   $         6.74   $        12.45
                                                                           ---------------  --------------
CLASS B:
   Net assets, at value ................................................   $  284,648,740   $   92,695,069
                                                                           ---------------  --------------
   Shares outstanding ..................................................       44,169,507        7,782,031
                                                                           ---------------  --------------
   Net asset value and maximum offering price per share(a) .............   $         6.44   $        11.91
                                                                           ---------------  --------------
CLASS C:
   Net assets, at value ................................................   $  610,147,602   $  339,246,835
                                                                           ---------------  --------------
   Shares outstanding ..................................................       95,025,071       28,553,925
                                                                           ---------------  --------------
   Net asset value and maximum offering price per share(a) .............   $         6.42   $        11.88
                                                                           ---------------  --------------
CLASS R:
   Net assets, at value ................................................   $  104,648,407   $   36,596,226
                                                                           ---------------  --------------
   Shares outstanding ..................................................       16,227,029        3,078,013
                                                                           ---------------  --------------
   Net asset value and maximum offering price per share ................   $         6.45   $        11.89
                                                                           ---------------  --------------
ADVISOR CLASS:
   Net assets, at value ................................................   $  612,025,794   $   58,817,320
                                                                           ---------------  --------------
   Shares outstanding ..................................................       94,587,567        4,910,563
                                                                           ---------------  --------------
   Net asset value and maximum offering price per share ................   $         6.47   $        11.98
                                                                           ---------------  --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              110 | Annual Report

Franklin Custodian Funds

STATEMENTS OF OPERATIONS
for the year ended September 30, 2008

                                                                                      FRANKLIN        FRANKLIN         FRANKLIN
                                                                                   DYNATECH FUND    GROWTH FUND       INCOME FUND
                                                                                   -------------   -------------   ----------------
Investment income:
   Dividends:
      Unaffiliated issuers .....................................................   $   3,653,727   $  39,462,563   $  1,164,911,091
      Non-controlled affiliated issuers (Note 10) ..............................              --              --        181,060,531
      Sweep Money Fund (Note 7) ................................................         331,038         828,060          6,579,761
   Interest ....................................................................          10,276              --      2,758,067,928
   Income from Securities loaned ...............................................          42,842              --          3,041,178
                                                                                   -------------   -------------   ----------------
         Total investment income ...............................................       4,037,883      40,290,623      4,113,660,489
                                                                                   -------------   -------------   ----------------
Expenses:
   Management fees (Note 3a) ...................................................       2,755,024      12,544,223        219,689,327
   Distribution fees: (Note 3c)
      Class A ..................................................................       1,190,877       4,865,049         50,223,685
      Class B ..................................................................         145,709       1,160,677         32,557,482
      Class B1 .................................................................              --              --          2,092,799
      Class C ..................................................................         652,161       3,053,322         99,231,862
      Class R ..................................................................              --         294,059          1,497,520
   Transfer agent fees (Note 3e) ...............................................       1,135,236       4,528,767         42,660,610
   Custodian fees (Note 4) .....................................................          13,114          53,202          1,252,200
   Reports to shareholders .....................................................          86,463         396,386          5,112,111
   Registration and filing fees ................................................          93,265         161,600          1,059,141
   Professional fees ...........................................................          32,615          56,575            530,022
   Trustees' fees and expenses .................................................           3,438          16,704            317,614
   Other .......................................................................          31,675          41,683          1,411,825
                                                                                   -------------   -------------   ----------------
         Total expenses ........................................................       6,139,577      27,172,247        457,636,198
         Expense reductions (Note 4) ...........................................            (443)           (195)          (565,564)
                                                                                   -------------   -------------   ----------------
            Net expenses .......................................................       6,139,134      27,172,052        457,070,634
                                                                                   -------------   -------------   ----------------
               Net investment income (loss) ....................................      (2,101,251)     13,118,571      3,656,589,855
                                                                                   -------------   -------------   ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ..................................................      43,424,048      93,114,666       (208,344,666)
         Non-controlled affiliated issuers (Note 10) ...........................              --              --        130,968,043
      Realized gain distributions from REITs ...................................              --              --          4,014,297
      Foreign currency transactions ............................................         (40,773)          3,793            172,944
                                                                                   -------------   -------------   ----------------
               Net realized gain (loss) ........................................      43,383,275      93,118,459        (73,189,382)
                                                                                   -------------   -------------   ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (169,942,555)   (703,968,727)   (16,753,477,846)
      Translation of other assets and liabilities denominated in foreign
         currencies ............................................................              --              --           (340,310)
                                                                                   -------------   -------------   ----------------
               Net change in unrealized appreciation (depreciation) ............    (169,942,555)   (703,968,727)   (16,753,818,156)
                                                                                   -------------   -------------   ----------------
   Net realized and unrealized gain (loss) .....................................    (126,559,280)   (610,850,268)   (16,827,007,538)
                                                                                   -------------   -------------   ----------------
   Net increase (decrease) in net assets resulting from operations .............   $(128,660,531)  $(597,731,697)  $(13,170,417,683)
                                                                                   =============   =============   ================

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 111

Franklin Custodian Funds

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended September 30, 2008

                                                                                        FRANKLIN
                                                                                          U.S.
                                                                                       GOVERNMENT       FRANKLIN
                                                                                       SECURITIES      UTILITIES
                                                                                          FUND            FUND
                                                                                      ------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ........................................................   $         --   $  92,993,759
      Sweep Money Fund (Note 7) ...................................................      6,532,256         778,899
   Interest .......................................................................    350,685,853       6,739,863
                                                                                      ------------   -------------
         Total investment income ..................................................    357,218,109     100,512,521
                                                                                      ------------   -------------
Expenses:
   Management fees (Note 3a) ......................................................     29,639,832      12,462,430
   Distribution fees: (Note 3c)
      Class A .....................................................................      7,030,144       3,063,384
      Class B .....................................................................      1,945,274         765,707
      Class C .....................................................................      3,230,384       2,648,265
      Class R .....................................................................        441,045         213,711
   Transfer agent fees (Note 3e) ..................................................      8,426,391       3,125,123
   Custodian fees (Note 4) ........................................................        115,560          83,866
   Reports to shareholders ........................................................        537,561         288,905
   Registration and filing fees ...................................................        238,166         153,415
   Professional fees ..............................................................         86,501          24,642
   Trustees' fees and expenses ....................................................         38,425          16,324
   Other ..........................................................................        379,422          70,324
                                                                                      ------------   -------------
         Total expenses ...........................................................     52,108,705      22,916,096
         Expense reductions (Note 4) ..............................................        (29,554)        (14,191)
                                                                                      ------------   -------------
            Net expenses ..........................................................     52,079,151      22,901,905
                                                                                      ------------   -------------
               Net investment income ..............................................    305,138,958      77,610,616
                                                                                      ------------   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................................     (4,950,231)     55,038,209
      Foreign currency transactions ...............................................             --         188,661
                                                                                      ------------   -------------
               Net realized gain (loss) ...........................................     (4,950,231)     55,226,870
                                                                                      ------------   -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................     74,540,856    (444,636,557)
      Translation of other assets and liabiilties denominated in foreign currencies             --         (11,188)
                                                                                      ------------   -------------
               Net change in unrealized appreciation (depreciation) ...............     74,540,856    (444,647,745)
                                                                                      ------------   -------------
Net realized and unrealized gain (loss) ...........................................     69,590,625    (389,420,875)
                                                                                      ------------   -------------
Net increase (decrease) in net assets resulting from operations ...................   $374,729,583   $(311,810,259)
                                                                                      ============   =============

   The accompanying notes are an integral part of these financial statements.


                               112 | Annual Report

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FRANKLIN DYNATECH FUND            FRANKLIN GROWTH FUND
                                                                    YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                                                 -----------------------------   -------------------------------
                                                                      2008            2007            2008             2007
                                                                 -------------   -------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................   $  (2,101,251)  $  (2,484,227)  $   13,118,571   $    7,383,921
      Net realized gain (loss) from investments and foreign
         currency transactions ...............................      43,383,275      54,267,988       93,118,459        8,027,309
      Net change in unrealized appreciation (depreciation) on
         investments .........................................    (169,942,555)     88,303,700     (703,968,727)     436,966,418
                                                                 -------------   -------------   --------------   --------------
         Net increase (decrease) in net assets resulting from
            operations .......................................    (128,660,531)    140,087,461     (597,731,697)     452,377,648
                                                                 -------------   -------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................              --              --       (6,070,923)      (4,596,420)
         Class R .............................................              --              --          (37,603)          (7,075)
         Advisor Class .......................................              --              --       (1,821,203)      (1,417,769)
      Net realized gains:
         Class A .............................................     (11,692,397)             --               --               --
         Class B .............................................        (381,099)             --               --               --
         Class C .............................................      (1,631,082)             --               --               --
                                                                 -------------   -------------   --------------   --------------
      Total distributions to shareholders ....................     (13,704,578)             --       (7,929,729)      (6,021,264)
                                                                 -------------   -------------   --------------   --------------
      Capital share transactions: (Note 2)
         Class A .............................................     (43,399,423)   (159,197,616)      15,676,618      111,946,191
         Class B .............................................      (2,207,134)     (5,690,695)     (23,505,949)      (5,331,820)
         Class C .............................................         (13,103)    (13,236,699)     (17,756,728)      18,194,989
         Class R .............................................              --              --       (9,619,605)       8,345,533
         Advisor Class .......................................       2,370,407              --      (37,246,106)      34,972,750
                                                                 -------------   -------------   --------------   --------------
      Total Capital share transactions .......................     (43,249,253)   (178,125,010)     (72,451,770)     168,127,643
                                                                 -------------   -------------   --------------   --------------
      Redemption fees ........................................           2,715           3,893            7,384            8,351
                                                                 -------------   -------------   --------------   --------------
         Net increase (decrease) in net assets ...............    (185,611,647)    (38,033,656)    (678,105,812)     614,492,378
   Net assets:
      Beginning of year ......................................     640,385,781     678,419,437    3,019,085,036    2,404,592,658
                                                                 -------------   -------------   --------------   --------------
      End of year ............................................   $ 454,774,134   $ 640,385,781   $2,340,979,224   $3,019,085,036
                                                                 =============   =============   ==============   ==============
   Undistributed net investment income included in net assets:
      End of year ............................................   $          --   $          --   $   10,241,399   $    5,085,267
                                                                 =============   =============   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 113

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                FRANKLIN
                                                                      FRANKLIN INCOME FUND          U.S. GOVERNMENT SECURITIES FUND
                                                                    YEAR ENDED SEPTEMBER 30,            YEAR ENDED SEPTEMBER 30,
                                                               ----------------------------------   -------------------------------
                                                                     2008               2007             2008             2007
                                                               ----------------   ---------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................   $  3,656,589,855   $ 2,885,381,172   $  305,138,958   $  301,720,105
      Net realized gain (loss) from investments, realized
         gain distributions from REITs, and foreign currency
         transactions ......................................        (73,189,382)    1,473,778,958       (4,950,231)      (2,097,105)
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies .....    (16,753,818,156)    2,517,987,350       74,540,856      (10,362,317)
                                                               ----------------   ---------------   --------------   --------------
            Net increase (decrease) in net assets resulting
               from operations .............................    (13,170,417,683)    6,877,147,480      374,729,583      289,260,683
                                                               ----------------   ---------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................     (2,070,078,091)   (1,687,207,815)    (255,332,116)    (264,748,989)
         Class B ...........................................       (175,223,876)     (173,469,301)     (13,147,734)     (16,375,700)
         Class B1 ..........................................        (18,498,215)      (21,754,097)              --               --
         Class C ...........................................       (864,273,614)     (694,869,015)     (21,546,227)     (19,237,012)
         Class R ...........................................        (17,491,311)      (11,742,767)      (3,921,392)      (3,515,272)
         Advisor Class .....................................       (358,190,789)     (280,791,335)     (27,206,570)     (22,110,321)
      Net realized gains:
         Class A ...........................................       (800,081,992)     (420,454,280)              --               --
         Class B ...........................................        (82,519,889)      (56,272,957)              --               --
         Class B1 ..........................................         (8,423,689)       (6,844,643)              --               --
         Class C ...........................................       (363,101,410)     (190,856,659)              --               --
         Class R ...........................................         (6,753,197)       (2,957,517)              --               --
         Advisor Class .....................................       (142,671,699)      (62,928,530)              --               --
                                                               ----------------   ---------------   --------------   --------------
   Total distributions to shareholders .....................     (4,907,307,772)   (3,610,148,916)    (321,154,039)    (325,987,294)
                                                               ----------------   ---------------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ...........................................      1,818,347,709     6,982,490,371      236,684,954     (188,222,491)
         Class B ...........................................       (326,601,311)     (237,976,392)     (35,014,568)     (69,804,640)
         Class B1 ..........................................        (76,335,994)      (91,477,067)              --               --
         Class C ...........................................      1,004,888,472     3,211,521,930      189,199,415       (3,037,771)
         Class R ...........................................         78,037,080        89,672,613       29,664,847        3,854,638
         Advisor Class .....................................       (219,327,033)    2,131,138,371      136,835,144       85,580,325
                                                               ----------------   ---------------   --------------   --------------
   Total Capital share transactions ........................      2,279,008,923    12,085,369,826      557,369,792     (171,629,939)
                                                               ----------------   ---------------   --------------   --------------
   Redemption fees .........................................            176,722           231,167           78,148           35,787
                                                               ----------------   ---------------   --------------   --------------
            Net increase (decrease) in net assets ..........    (15,798,539,810)   15,352,599,557      611,023,484     (208,320,763)
   Net assets:
      Beginning of year ....................................     62,305,895,121    46,953,295,564    6,354,407,568    6,562,728,331
                                                               ----------------   ---------------   --------------   --------------
      End of year ..........................................   $ 46,507,355,311   $62,305,895,121   $6,965,431,052   $6,354,407,568
                                                               ================   ===============   ==============   ==============
   Undistributed net investment income (distributions in
      excess of net investment income) included in net
      assets:
      End of year ..........................................   $    151,244,134   $    (9,898,818)  $    3,642,998   $    4,662,479
                                                               ================   ===============   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                              114 | Annual Report

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                    FRANKLIN UTILITIES FUND
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                -------------------------------
                                                                                     2008             2007
                                                                                --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................   $   77,610,616   $   77,162,851
      Net realized gain (loss) from investments and foreign currency
         transactions .......................................................       55,226,870      122,861,109
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies .........................................................     (444,647,745)     304,461,563
                                                                                --------------   --------------
            Net increase (decrease) in net assets resulting from
               operations                                                         (311,810,259)     504,485,523
                                                                                --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ............................................................      (60,642,671)     (60,045,625)
         Class B ............................................................       (2,772,274)      (3,213,589)
         Class C ............................................................       (9,718,344)     (10,097,373)
         Class R ............................................................       (1,082,816)        (958,675)
         Advisor Class ......................................................       (2,496,434)      (2,754,192)
      Net realized gains:
         Class A ............................................................     (107,493,008)     (68,750,277)
         Class B ............................................................       (6,261,449)      (4,691,564)
         Class C ............................................................      (21,133,249)     (14,079,324)
         Class R ............................................................       (2,175,474)      (1,073,396)
         Advisor Class ......................................................       (4,410,835)      (2,861,866)
                                                                                --------------   --------------
   Total distributions to shareholders ......................................     (218,186,554)    (168,525,881)
                                                                                --------------   --------------
   Capital share transactions: (Note 2)
      Class A ...............................................................       15,831,422      (21,840,975)
      Class B ...............................................................      (12,918,491)     (23,358,533)
      Class C ...............................................................       (7,376,287)     (17,678,674)
      Class R ...............................................................        3,080,978       10,467,103
      Advisor Class .........................................................      (10,722,085)     (27,554,529)
                                                                                --------------   --------------
   Total Capital share transactions .........................................      (12,104,463)     (79,965,608)
                                                                                --------------   --------------
   Redemption fees ..........................................................            8,502           10,165
                                                                                --------------   --------------
            Net increase (decrease) in net assets ...........................     (542,092,774)     256,004,199
Net assets:
   Beginning of year ........................................................    2,838,845,461    2,582,841,262
                                                                                --------------   --------------
   End of year ..............................................................   $2,296,752,687   $2,838,845,461
                                                                                ==============   ==============
Undistributed net investment income included in net assets:
   End of year ..............................................................   $    6,193,982   $    5,263,467
                                                                                ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 115

Franklin Custodian Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective May 15, 2008, the Franklin DynaTech Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS B,         CLASS A, CLASS B, CLASS C,                 CLASS A, CLASS B, CLASS B1,
CLASS C & ADVISOR CLASS   CLASS R & ADVISOR CLASS                    CLASS C, CLASS R & ADVISOR CLASS
-----------------------   ----------------------------------------   --------------------------------
Franklin DynaTech Fund    Franklin Growth Fund                       Franklin Income Fund
                          Franklin U.S. Government Securities Fund
                          Franklin Utilities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                               116 | Annual Report

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               Annual Report | 117

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. All repurchase agreements held by the Funds at year end had been entered into on September 30, 2008. Repurchase agreements are valued at cost.

D. SECURITIES PURCHASED ON A DELAYED DELIVERY AND TBA BASIS

The Funds may purchase securities on a delayed delivery and to-be-announced
(TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

F. SECURITIES LENDING

Certain funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at


                               118 | Annual Report

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES LENDING (CONTINUED)

the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

G. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America.


                               Annual Report | 119

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               120 | Annual Report

Franklin Custodian Funds

2.   SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                            FRANKLIN DYNATECH FUND         FRANKLIN GROWTH FUND
                                          ---------------------------   --------------------------
                                             SHARES        AMOUNT         SHARES        AMOUNT
                                          -----------   -------------   ----------   -------------
CLASS A SHARES:
Year ended September 30, 2008
   Shares sold ........................    2,459,851    $  74,264,719    8,827,142   $ 378,328,625
   Shares issued in reinvestment
      of distributions ................      327,827       10,398,720      122,947       5,584,261
   Shares redeemed ....................   (4,271,990)    (128,062,862)  (8,782,747)   (368,236,268)
                                          ----------    -------------   ----------   -------------
   Net increase (decrease) ............   (1,484,312)   $ (43,399,423)     167,342   $  15,676,618
                                          ==========    =============   ==========   =============
Year ended September 30, 2007
   Shares sold ........................    2,290,315    $  65,251,876    7,116,058   $ 308,077,143
   Shares issued on merger (Note 12) ..           --               --    3,043,797     137,823,135
   Shares issued in reinvestment
      of distributions ................           --               --      101,412       4,209,599
   Shares redeemed ....................   (8,062,352)    (224,449,492)  (7,830,995)   (338,163,686)
                                          ----------    -------------   ----------   -------------
   Net increase (decrease) ............   (5,772,037)   $(159,197,616)   2,430,272   $ 111,946,191
                                          ==========    =============   ==========   =============
CLASS B SHARES:
Year ended September 30, 2008
   Shares sold ........................       52,403    $   1,544,828      125,600   $   5,153,957
   Shares issued in reinvestment
      of distributions ................       11,458          345,223           --              --
   Shares redeemed ....................     (148,078)      (4,097,185)    (714,091)    (28,659,906)
                                          ----------    -------------   ----------   -------------
   Net increase (decrease) ............      (84,217)   $  (2,207,134)    (588,491)  $ (23,505,949)
                                          ==========    =============   ==========   =============
Year ended September 30, 2007
   Shares sold ........................       35,535    $     983,338      126,580   $   5,254,130
   Shares issued on merger (Note 12) ..           --               --      417,038      18,128,654
   Shares redeemed ....................     (251,520)      (6,674,033)    (685,999)    (28,714,604)
                                          ----------    -------------   ----------   -------------
   Net increase (decrease) ............     (215,985)   $  (5,690,695)    (142,381)  $  (5,331,820)
                                          ==========    =============   ==========   =============
CLASS C SHARES:
Year ended September 30, 2008
   Shares sold ........................      463,723    $  13,055,269    1,049,876   $  42,650,882
   Shares issued in reinvestment
      of distributions ................       49,809        1,484,796           --              --
   Shares redeemed ....................     (531,022)     (14,553,168)  (1,518,464)    (60,407,610)
                                          ----------    -------------   ----------   -------------
   Net increase (decrease) ............      (17,490)   $     (13,103)    (468,588)  $ (17,756,728)
                                          ==========    =============   ==========   =============
Year ended September 30, 2007
   Shares sold ........................      309,370    $   8,310,379      908,813   $  37,554,639
   Shares issued on merger (Note 12) ..           --               --      716,864      30,896,850
   Shares redeemed ....................     (816,939)     (21,547,078)  (1,217,586)    (50,256,500)
                                          ----------    -------------   ----------   -------------
   Net increase (decrease) ............     (507,569)   $ (13,236,699)     408,091   $  18,194,989
                                          ==========    =============   ==========   =============


                              Annual Report | 121

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN DYNATECH         FRANKLIN GROWTH
                                                FUND(a)                   FUND
                                          -------------------   -------------------------
                                          SHARES     AMOUNT       SHARES        AMOUNT
                                          ------   ----------   ----------   ------------
CLASS R SHARES:
Year ended September 30, 2008
   Shares sold ........................                          1,405,234   $ 60,391,562
   Shares issued in reinvestment
      of distributions ................                                831         37,532
   Shares redeemed ....................                         (1,742,886)   (70,048,699)
                                                                ----------   ------------
   Net increase (decrease) ............                           (336,821)  $ (9,619,605)
                                                                ==========   ============
Year ended September 30, 2007
   Shares sold ........................                            673,616   $ 29,574,369
   Shares issued on merger (Note 12) ..                            111,203      4,998,560
   Shares issued in reinvestment
      of distributions ................                                170          7,025
   Shares redeemed ....................                           (604,060)   (26,234,421)
                                                                ----------   ------------
   Net increase (decrease) ............                            180,929   $  8,345,533
                                                                ==========   ============
ADVISOR CLASS SHARES:
Year ended September 30, 2008
   Shares sold ........................   77,884   $2,371,991      435,026   $ 18,614,125
   Shares issued in reinvestment
      of distributions ................       --           --       35,629      1,618,617
   Shares redeemed ....................      (55)      (1,584)  (1,391,576)   (57,478,848)
                                          ------   ----------   ----------   ------------
   Net increase (decrease) ............   77,829   $2,370,407     (920,921)  $(37,246,106)
                                          ======   ==========   ==========   ============
Year ended September 30, 2007
   Shares sold ........................                          1,295,736   $ 56,171,819
   Shares issued in reinvestment
      of distributions ................                             30,693      1,273,761
   Shares redeemed ....................                           (517,639)   (22,472,830)
                                                                ----------   ------------
   Net increase (decrease) ............                            808,790   $ 34,972,750
                                                                ==========   ============

(a) For the period May 15, 2008 (effective date) to September 30, 2008, for Advisor Class.

                                                                               FRANKLIN U.S. GOVERNMENT
                                                FRANKLIN INCOME FUND               SECURITIES FUND
                                          --------------------------------   -----------------------------
                                              SHARES           AMOUNT           SHARES         AMOUNT
                                          --------------   ---------------   ------------   --------------
CLASS A SHARES:
Year ended September 30, 2008
   Shares sold ........................    2,544,696,021   $ 6,300,808,165    163,998,702   $1,063,757,904
   Shares issued in reinvestment
      of distributions ................      861,810,845     2,170,625,893     26,672,832      172,606,574
   Shares redeemed ....................   (2,750,408,371)   (6,653,086,349)  (154,570,818)    (999,679,524)
                                          --------------   ---------------   ------------   --------------
   Net increase (decrease) ............      656,098,495   $ 1,818,347,709     36,100,716   $  236,684,954
                                          ==============   ===============   ============   ==============
Year ended September 30, 2007
   Shares sold ........................    3,628,482,534   $ 9,782,378,082     89,570,006   $  572,054,399
   Shares issued in reinvestment
      of distributions ................      571,568,447     1,528,060,841     27,176,503      173,586,391
   Shares redeemed ....................   (1,607,011,948)   (4,327,948,552)  (146,074,856)    (933,863,281)
                                          --------------   ---------------   ------------   --------------
   Net increase (decrease) ............    2,593,039,033   $ 6,982,490,371    (29,328,347)  $ (188,222,491)
                                          ==============   ===============   ============   ==============


                              122 | Annual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                               FRANKLIN U.S. GOVERNMENT
                                              FRANKLIN INCOME FUND                  SECURITIES FUND
                                          --------------------------------   ---------------------------
                                              SHARES           AMOUNT           SHARES        AMOUNT
                                          --------------   ---------------   -----------   -------------
CLASS B SHARES:
Year ended September 30, 2008
   Shares sold ........................       27,100,787   $    66,950,743     5,348,092   $  34,672,758
   Shares issued in reinvestment
      of distributions ................       69,806,922       176,086,346     1,444,414       9,335,318
   Shares redeemed ....................     (235,941,388)     (569,638,400)  (12,232,414)    (79,022,644)
                                          --------------   ---------------   -----------   -------------
   Net increase (decrease) ............     (139,033,679)  $  (326,601,311)   (5,439,908)  $ (35,014,568)
                                          ==============   ===============   ===========   =============
Year ended September 30, 2007
   Shares sold ........................       26,283,586   $    70,278,655     3,616,339   $  23,020,104
   Shares issued in reinvestment
      of distributions ................       57,504,745       152,858,061     1,811,967      11,565,622
   Shares redeemed ....................     (171,972,882)     (461,113,108)  (16,362,133)   (104,390,366)
                                          --------------   ---------------   -----------   -------------
   Net increase (decrease) ............      (88,184,551)  $  (237,976,392)  (10,933,827)  $ (69,804,640)
                                          ==============   ===============   ===========   =============
CLASS B1 SHARES:
Year ended September 30, 2008
   Shares sold ........................          822,057   $     2,065,334
   Shares issued in reinvestment
      of distributions ................        6,648,942        16,876,257
   Shares redeemed ....................      (38,805,221)      (95,277,585)
                                          --------------   ---------------
   Net increase (decrease) ............      (31,334,222)  $   (76,335,994)
                                          ==============   ===============
Year ended September 30, 2007
   Shares sold ........................          899,431   $     2,413,953
   Shares issued in reinvestment
      of distributions ................        6,473,282        17,262,644
   Shares redeemed ....................      (40,982,281)     (111,153,664)
                                          --------------   ---------------
   Net increase (decrease) ............      (33,609,568)  $   (91,477,067)
                                          ==============   ===============
CLASS C SHARES:
Year ended September 30, 2008
   Shares sold ........................    1,222,445,500   $ 3,049,617,623    48,720,410   $ 314,954,793
   Shares issued in reinvestment
      of distributions ................      334,651,278       849,748,929     2,414,820      15,553,869
   Shares redeemed ....................   (1,188,226,292)   (2,894,478,080)  (21,953,511)   (141,309,247)
                                          --------------   ---------------   -----------   -------------
   Net increase (decrease) ............      368,870,486   $ 1,004,888,472    29,181,719   $ 189,199,415
                                          ==============   ===============   ===========   =============
Year ended September 30, 2007
   Shares sold ........................    1,644,870,588   $ 4,457,040,035    15,412,013   $  97,975,806
   Shares issued in reinvestment
      of distributions ................      222,758,383       598,767,427     2,096,225      13,330,712
   Shares redeemed ....................     (680,795,624)   (1,844,285,532)  (17,971,749)   (114,344,289)
                                          --------------   ---------------   -----------   -------------
   Net increase (decrease) ............    1,186,833,347   $ 3,211,521,930      (463,511)  $  (3,037,771)
                                          ==============   ===============   ===========   =============


                              Annual Report | 123

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                            FRANKLIN U.S. GOVERNMENT
                                               FRANKLIN INCOME FUND             SECURITIES FUND
                                          ------------------------------   -------------------------
                                             SHARES           AMOUNT         SHARES        AMOUNT
                                          ------------   ---------------   ----------   ------------
CLASS R SHARES:
Year ended September 30, 2008
   Shares sold ........................     58,875,986   $   144,210,207    9,784,662   $ 63,518,662
   Shares issued in reinvestment
      of distributions ................      8,993,345        22,370,464      589,231      3,808,045
   Shares redeemed ....................    (36,526,510)      (88,543,591)  (5,812,499)   (37,661,860)
                                          ------------   ---------------   ----------   ------------
   Net increase (decrease) ............     31,342,821   $    78,037,080    4,561,394   $ 29,664,847
                                          ============   ===============   ==========   ============
Year ended September 30, 2007
   Shares sold ........................     53,585,214   $   142,909,679    4,541,307   $ 28,992,426
   Shares issued in reinvestment
      of distributions ................      5,151,276        13,638,691      540,550      3,451,439
   Shares redeemed ....................    (25,079,906)      (66,875,757)  (4,480,075)   (28,589,227)
                                          ------------   ---------------   ----------   ------------
   Net increase (decrease) ............     33,656,584   $    89,672,613      601,782   $  3,854,638
                                          ============   ===============   ==========   ============
ADVISOR CLASS SHARES:
Year ended September 30, 2008
   Shares sold ........................    150,837,000   $   385,467,201   23,046,973   $149,358,584
   Shares issued in reinvestment
      of distributions ................    194,550,584       488,488,071    3,926,708     25,461,308
   Shares redeemed ....................   (451,931,098)   (1,093,282,305)  (5,837,483)   (37,984,748)
                                          ------------   ---------------   ----------   ------------
   Net increase (decrease) ............   (106,543,514)  $  (219,327,033)  21,136,198   $136,835,144
                                          ============   ===============   ==========   ============
Year ended September 30, 2007
   Shares sold ........................    769,652,986   $ 2,071,994,710   12,993,585   $ 83,208,714
   Shares issued in reinvestment
      of distributions ................    125,446,877       334,084,120    3,251,900     20,807,294
   Shares redeemed ....................   (101,321,041)     (274,940,459)  (2,877,041)   (18,435,683)
                                          ------------   ---------------   ----------   ------------
   Net increase (decrease) ............    793,778,822   $ 2,131,138,371   13,368,444   $ 85,580,325
                                          ============   ===============   ==========   ============

                                                           FRANKLIN UTILITIES FUND
                                                         --------------------------
                                                            SHARES        AMOUNT
                                                         -----------   ------------
CLASS A SHARES:
Year ended September 30, 2008
   Shares sold .......................................    16,043,525   $ 225,313,039
   Shares issued in reinvestment of distributions ....     9,557,544     137,168,657
   Shares redeemed ...................................   (25,172,402)   (346,650,274)
                                                         -----------   -------------
   Net increase (decrease) ...........................       428,667   $  15,831,422
                                                         ===========   =============
Year ended September 30, 2007
   Shares sold .......................................    16,452,979   $ 234,790,574
   Shares issued in reinvestment of distributions ....     7,413,021     102,543,663
   Shares redeemed ...................................   (25,346,996)   (359,175,212)
                                                         -----------   -------------
   Net increase (decrease) ...........................    (1,480,996)  $ (21,840,975)
                                                         ===========   =============


                               124 | Annual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN UTILITIES FUND
                                                         --------------------------
                                                            SHARES        AMOUNT
                                                         -----------   ------------
CLASS B SHARES:
Year ended September 30, 2008
   Shares sold .......................................       520,447   $  7,346,138
   Shares issued in reinvestment of distributions ....       385,638      5,555,107
   Shares redeemed ...................................    (1,884,233)   (25,819,736)
                                                         -----------   ------------
   Net increase (decrease) ...........................      (978,148)  $(12,918,491)
                                                         ===========   ============
Year ended September 30, 2007
   Shares sold .......................................       350,265   $  4,952,986
   Shares issued in reinvestment of distributions ....       336,830      4,638,541
   Shares redeemed ...................................    (2,318,432)   (32,950,060)
                                                         -----------   ------------
   Net increase (decrease) ...........................    (1,631,337)  $(23,358,533)
                                                         ===========   ============
CLASS C SHARES:
Year ended September 30, 2008
   Shares sold .......................................     4,526,897   $ 63,185,313
   Shares issued in reinvestment of distributions ....     1,256,000     18,036,872
   Shares redeemed ...................................    (6,474,947)   (88,598,472)
                                                         -----------   ------------
   Net increase (decrease) ...........................      (692,050)  $ (7,376,287)
                                                         ===========   ============
Year ended September 30, 2007
   Shares sold .......................................     4,165,031   $ 59,095,738
   Shares issued in reinvestment of distributions ....       944,817     12,995,547
   Shares redeemed ...................................    (6,325,289)   (89,769,959)
                                                         -----------   ------------
   Net increase (decrease) ...........................    (1,215,441)  $(17,678,674)
                                                         ===========   ============
CLASS R SHARES:
Year ended September 30, 2008
   Shares sold .......................................     1,413,654   $ 19,831,591
   Shares issued in reinvestment of distributions ....       223,864      3,206,653
   Shares redeemed ...................................    (1,437,674)   (19,957,266)
                                                         -----------   ------------
   Net increase (decrease) ...........................       199,844   $  3,080,978
                                                         ===========   ============
Year ended September 30, 2007
   Shares sold .......................................     1,804,789   $ 25,896,475
   Shares issued in reinvestment of distributions ....       144,680      2,003,404
   Shares redeemed ...................................    (1,227,664)   (17,432,776)
                                                         -----------   ------------
   Net increase (decrease) ...........................       721,805   $ 10,467,103
                                                         ===========   ============
ADVISOR CLASS SHARES:
   Year ended September 30, 2008
   Shares sold .......................................     2,965,799   $ 43,092,338
   Shares issued in reinvestment of distributions ....       392,475      5,664,728
   Shares redeemed ...................................    (4,378,036)   (59,479,151)
                                                         -----------   ------------
   Net increase (decrease) ...........................    (1,019,762)  $(10,722,085)
                                                         ===========   ============
Year ended September 30, 2007
   Shares sold .......................................     2,917,605   $ 42,109,228
   Shares issued in reinvestment of distributions ....       339,912      4,731,472
   Shares redeemed ...................................    (5,286,535)   (74,395,229)
                                                         -----------   ------------
   Net increase (decrease) ...........................    (2,029,018)  $(27,554,529)
                                                         ===========   ============


                               Annual Report | 125

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                         AFFILIATION
----------                                                         -----------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)   Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

Effective January 1, 2008, the Franklin Income Fund and the Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         Over $50 billion, up to and including $65 billion
       0.345%         Over $65 billion, up to and including $80 billion
       0.340%         In excess of $80 billion

Effective January 1, 2008, the Franklin DynaTech Fund and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers, and the Franklin Growth Fund pays an investment management fee to Investment Advisory, based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion


                               126 | Annual Report

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to January 1, 2008, the Funds, except Franklin Growth Fund, paid fees to Advisers, and the Franklin Growth Fund paid fees to Investment Advisory, based on the month-end net assets of each of the funds as follows:

ANNUALIZED
 FEE RATE    NET ASSETS
----------   ----------
  0.625%     Up to and including $100 million
  0.500%     Over $100 million, up to and including $250 million
  0.450%     Over $250 million, up to and including $10 billion
  0.440%     Over $10 billion, up to and including $12.5 billion
  0.420%     Over $12.5 billion, up to and including $15 billion
  0.400%     Over $15 billion, up to and including $17.5 billion
  0.380%     Over $17.5 billion, up to and including $20 billion
  0.360%     Over $20 billion, up to and including $35 billion
  0.355%     Over $35 billion, up to and including $50 billion
  0.350%     In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                  FRANKLIN
                             FRANKLIN   FRANKLIN   FRANKLIN   U.S. GOVERNMENT    FRANKLIN
                             DYNATECH    GROWTH     INCOME       SECURITIES     UTILITIES
                               FUND       FUND       FUND           FUND           FUND
                             --------   --------   --------   ---------------   ---------
Reimbursement Plans:
   Class A................     0.25%      0.25%      0.15%         0.15%          0.15%


                               Annual Report | 127

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                                                                  FRANKLIN
                             FRANKLIN   FRANKLIN   FRANKLIN   U.S. GOVERNMENT    FRANKLIN
                             DYNATECH    GROWTH     INCOME       SECURITIES     UTILITIES
                               FUND       FUND       FUND           FUND           FUND
                             --------   --------   --------   ---------------   ---------
Compensation Plans:
   Class B................     1.00%      1.00%      1.00%         0.65%          0.65%
   Class B1...............       --          --      0.65%           --             --
   Class C................     1.00%      1.00%      0.65%         0.65%          0.65%
   Class R................       --       0.50%      0.50%         0.50%          0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                  FRANKLIN   FRANKLIN     FRANKLIN
                                                  DYNATECH    GROWTH       INCOME
                                                    FUND       FUND         FUND
                                                  --------   --------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers.........    $71,001   $852,127   $15,139,949
Contingent deferred sales charges retained.....    $17,911   $100,295   $ 6,537,928

                                                  FRANKLIN U.S.
                                                    GOVERNMENT     FRANKLIN
                                                    SECURITIES    UTILITIES
                                                       FUND          FUND
                                                  -------------   ---------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers.........     $1,047,801     $365,618
Contingent deferred sales charges retained.....     $  421,134     $107,434

E. TRANSFER AGENT FEES

For the year ended September 30, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                           FRANKLIN    FRANKLIN      FRANKLIN
                           DYNATECH     GROWTH        INCOME
                             FUND        FUND          FUND
                           --------   ----------   -----------
Transfer agent fees.....   $822,856   $3,360,973   $22,820,164

                               FRANKLIN
                           U.S. GOVERNMENT    FRANKLIN
                              SECURITIES      UTILITIES
                                 FUND           FUND
                           ---------------   ----------
Transfer agent fees.....   $5,433,324        $1,962,749


                               128 | Annual Report

Franklin Custodian Funds

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended September 30, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2008, the capital loss carryforwards were as follows:

                                                            FRANKLIN
                                                        U.S. GOVERNMENT
                                            FRANKLIN       SECURITIES
                                          GROWTH FUND         FUND
                                          -----------   ---------------
Capital loss carryforwards expiring in:
   2009................................   $        --     $ 46,256,951
   2010................................            --       11,768,551
   2011................................            --       33,556,845
   2012................................    16,688,284      129,102,166
   2013................................            --       74,283,298
   2014................................            --       47,763,112
   2015................................            --       28,034,940
   2016................................            --       20,514,778
                                          -----------     ------------
                                          $16,688,284     $391,280,641
                                          ===========     ============

During the year ended September 30, 2008, the Franklin DynaTech Fund and Franklin Growth Fund utilized $1,854,237 and $93,093,955, respectively, of capital loss carryforwards.

On September 30, 2008, the Franklin U.S. Government Securities Fund had expired capital loss carryforwards of $21,105,846, which were reclassified to paid-in capital.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2008, the Franklin Income Fund and the Franklin U.S. Government Securities Fund deferred realized capital losses of $178,431,115 and $17,256,529, respectively. At September 30, 2008, the Franklin DynaTech Fund deferred realized currency losses of $40,773.


                               Annual Report | 129

Franklin Custodian Funds

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended September 30, 2008 and 2007, was as follows:

                                  FRANKLIN DYNATECH FUND     FRANKLIN GROWTH FUND
                                  ----------------------   -----------------------
                                        2008      2007        2008         2007
                                    -----------   ----     ----------   ----------
Distributions paid from:
   Ordinary income ............     $        --    $--     $7,929,729   $6,021,264
   Long term Capital gain .....      13,704,578     --             --           --
                                    -----------    ---     ----------   ----------
                                    $13,704,578    $--     $7,929,729   $6,021,264
                                    ===========    ===     ==========   ==========

                                                                      FRANKLIN U.S. GOVERNMENT
                                        FRANKLIN INCOME FUND              SECURITIES FUND
                                  -------------------------------   ---------------------------
                                       2008             2007            2008           2007
                                  --------------   --------------   ------------   ------------
Distributions paid from:
   Ordinary income ............   $3,900,167,557   $3,235,233,816   $321,154,039   $325,987,294
   Long term Capital gain .....    1,007,140,215      374,915,100             --             --
                                  --------------   --------------   ------------   ------------
                                  $4,907,307,772   $3,610,148,916   $321,154,039   $325,987,294
                                  ==============   ==============   ============   ============

                                    FRANKLIN UTILITIES FUND
                                  ---------------------------
                                      2008           2007
                                  ------------   ------------
Distributions paid from:
   Ordinary income ............   $ 94,770,295   $ 95,172,967
   Long term Capital gain .....    123,416,259     73,352,914
                                  ------------   ------------
                                  $218,186,554   $168,525,881
                                  ============   ============

At September 30, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                    FRANKLIN        FRANKLIN          FRANKLIN
                                                 DYNATECH FUND     GROWTH FUND       INCOME FUND
                                                 -------------   --------------   ----------------
Cost of investments ..........................    $286,065,155   $1,081,960,404   $ 56,884,278,227
                                                  ============   ==============   ================
Unrealized appreciation ......................    $192,241,695   $1,320,387,049   $  2,473,631,624
Unrealized depreciation ......................     (14,871,045)     (59,049,264)   (13,018,135,046)
                                                  ------------   --------------   ----------------
Net unrealized appreciation (depreciation) ...    $177,370,650   $1,261,337,785   $(10,544,503,422)
                                                  ============   ==============   ================
Undistributed ordinary income ................    $         --   $   10,241,400   $    185,725,899
Undistributed long term Capital gains ........      28,202,434               --                 --
                                                  ------------   --------------   ----------------
Distributable earnings .......................    $ 28,202,434   $   10,241,400   $    185,725,899
                                                  ============   ==============   ================


                               130 | Annual Report

Franklin Custodian Funds

5. INCOME TAXES (CONTINUED)

                                                     FRANKLIN
                                                 U.S. GOVERNMENT      FRANKLIN
                                                    SECURITIES        UTILITIES
                                                       FUND             FUND
                                                 ---------------   --------------
Cost of investments ..........................    $7,044,213,725   $1,646,273,702
                                                  ==============   ==============
Unrealized appreciation ......................    $   50,664,344   $  688,632,028
Unrealized depreciation ......................       (55,816,373)     (43,720,594)
                                                  --------------   --------------
Net unrealized appreciation (depreciation) ...    $   (5,152,029)  $  644,911,434
                                                  ==============   ==============
Undistributed ordinary income ................    $    3,642,998   $    2,532,958
Undistributed long term Capital gains ........                --       15,430,261
                                                  --------------   --------------
Distributable earnings .......................    $    3,642,998   $   17,963,219
                                                  ==============   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2008, were as follows:

                                                    FRANKLIN       FRANKLIN         FRANKLIN
                                                 DYNATECH FUND    GROWTH FUND     INCOME FUND
                                                 -------------   ------------   ---------------
Purchases ....................................    $229,394,596   $155,068,895   $24,045,725,745
Sales ........................................    $314,740,070   $198,285,740   $22,133,582,573

                                                     FRANKLIN
                                                 U.S. GOVERNMENT      FRANKLIN
                                                 SECURITIES FUND   UTILITIES FUND
                                                 ---------------   --------------
Purchases ....................................    $1,770,209,077    $225,630,496
Sales ........................................    $1,379,123,108    $351,183,675

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               Annual Report | 131

Franklin Custodian Funds

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Income Fund has 46.2% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2008, the aggregate value of these securities was $155,907,000, representing 0.34% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. UNFUNDED LOAN COMMITMENTS

The Franklin Income Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2008, unfunded commitments were as follows:

                                                  UNFUNDED
BORROWER                                         COMMITMENT
--------                                         ----------
FRANKLIN INCOME FUND
Bausch and Lomb Inc., Delayed Draw
   Term Loan .................................   $3,512,000

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


                               132 | Annual Report

Franklin Custodian Funds

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund for the year ended September 30, 2008, were as shown below.

                                      NUMBER OF                          NUMBER OF
                                        SHARES                            SHARES                                        REALIZED
                                       HELD AT                            HELD AT          VALUE                         CAPITAL
                                      BEGINNING     GROSS      GROSS        END            AT END        INVESTMENT       GAIN
NAME OF ISSUER                         OF YEAR   ADDITIONS  REDUCTIONS    OF YEAR         OF YEAR          INCOME        (LOSS)
--------------                       ----------  ---------  ----------  ----------    --------------    ------------  ------------
FRANKLIN INCOME FUND
NON-CONTROLLED AFFILIATES
AGL Resources Inc. ................     500,000  3,500,000          --   4,000,000    $  125,520,000    $  3,145,000  $         --
Ameren Corp .......................  12,500,000         --          --  12,500,000       487,875,000      31,750,000            --
Canadian Oil Sands Trust ..........  25,770,600         --     770,600  25,000,000       910,243,765      74,975,531    29,276,549
PG&E Corp. ........................  12,000,000  8,000,000          --  20,000,000       749,000,000      26,940,000            --
Pinnacle West Capital Corp. .......   5,500,000         --          --   5,500,000       189,255,000      11,550,000            --
Public Service Enterprise
   Group Inc. .....................  13,500,000         --   3,500,000  20,000,000(a)             --(b)   25,200,000   101,691,494
Puget Energy Inc. .................   7,500,000         --          --   7,500,000       200,250,000       7,500,000            --
                                                                                      --------------    ------------  ------------
   TOTAL AFFILIATED SECURITIES
      (5.72% of Net Assets) .......                                                   $2,662,143,765    $181,060,531  $130,968,043
                                                                                      ==============    ============  ============

(a)  Reflects a 2:1 stock split during the period.

(b)  As of September 30, 2008, no longer an affiliate.

11. UPCOMING MERGERS

On July 10, 2008, the Board of Trustees for the Franklin Custodian Funds approved a proposal to merge the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Technology Fund into the Franklin DynaTech Fund, subject to approval by the shareholders of the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Technology Fund.

12. MERGER

On June 15, 2007, the Franklin Growth Fund acquired the net assets of the Franklin Blue Chip Fund pursuant to a plan of reorganization approved by the Franklin Blue Chip Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,043,797 Class A shares, 417,038 Class B shares, 716,864 Class C shares, and 111,203 Class R shares of the Franklin Growth Fund (valued at $45.28, $43.47, $43.10 and $44.95, respectively) for the net assets of the Franklin Blue Chip Fund which aggregate $191,847,199 and includes $49,120,531 of unrealized appreciation (depreciation). The combined net assets of the Franklin Growth Fund immediately after the merger were $2,955,373,004.


                               Annual Report | 133

Franklin Custodian Funds

13. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On October 17, 2006, the Board of Trustees approved an Agreement and Plan of Reorganization (Agreement) whereby the Franklin Custodian Funds, Inc. would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Custodian Funds, formerly known as the Franklin Custodian Funds, Inc. On April 11, 2007, shareholders of the Franklin Custodian Funds approved the agreement. The reorganization became effective on February 1, 2008.

14. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               134 | Annual Report

Franklin Custodian Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CUSTODIAN FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, separate portfolios of Franklin Custodian Funds, formerly Franklin Custodian Funds, Inc., (hereafter referred to as the "Funds") at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 19, 2008


                               Annual Report | 135

Franklin Custodian Funds

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended September 30, 2008:

   FRANKLIN        FRANKLIN         FRANKLIN
DYNATECH FUND     INCOME FUND    UTILITIES FUND
-------------   --------------   --------------
 $13,704,578    $1,007,140,215    $123,416,259

Under Section 871(k)(2)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2008:

  FRANKLIN        FRANKLIN
 INCOME FUND   UTILITIES FUND
------------   --------------
$396,411,663     $17,983,826

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2008.

  FRANKLIN      FRANKLIN       FRANKLIN
GROWTH FUND   INCOME FUND   UTILITIES FUND
-----------   -----------   --------------
    100%         23.58%         86.81%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2008.

  FRANKLIN       FRANKLIN       FRANKLIN
GROWTH FUND    INCOME FUND   UTILITIES FUND
-----------   ------------   --------------
$39,713,360   $978,458,233     $91,279,054

Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2008.

                                   FRANKLIN
  FRANKLIN        FRANKLIN     U.S. GOVERNMENT      FRANKLIN
GROWTH FUND     INCOME FUND    SECURITIES FUND   UTILITIES FUND
-----------   --------------   ---------------   --------------
  $274,156    $2,551,645,846     $318,538,221      $7,512,021


                               136 | Annual Report

Franklin Custodian Funds

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -----------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1976          144                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee          Since 2007          122                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior President, Board of Administration, California Public member and Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee          Since 2007          122                      Chevron Corporation (global energy
One Franklin Parkway                                                                           company) and ICO Global
San Mateo, CA 94403-1906                                                                       Communications (Holdings) Limited
                                                                                               (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee          Since 1998          144                      Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                       Company (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution
                                                                                               of titanium), Canadian National
                                                                                               Railway (railroad) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 137

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -----------------------------------
FRANK W.T. LAHAYE (1929)         Trustee          Since 2007          122                      Center for Creative Land Recycling
One Franklin Parkway                                                                           (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee          Since 2005          144                      Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                       Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee          Since 2007          144                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead             Trustee since       122                      None
One Franklin Parkway             Independent      2007 and Lead
San Mateo, CA 94403-1906         Trustee          Independent
                                                  Trustee since
                                                  January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).


                               138 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,         Trustee since       144                      None
One Franklin Parkway             President and    1969, President
San Mateo, CA 94403-1906         Chief            since 1984 and
                                 Executive        Chief Executive
                                 Officer -        Officer -
                                 Investment       Investment
                                 Management       Management
                                                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940)  Trustee and      Since 1983          56                       None
One Franklin Parkway             Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)            Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway             Compliance       Officer since 2004
San Mateo, CA 94403-1906         Officer and      and Vice President
                                 Vice President   - AML
                                 - AML            Compliance since
                                 Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,       Treasurer since     Not Applicable           Not Applicable
One Franklin Parkway             Chief Financial  2004, Chief
San Mateo, CA 94403-1906         Officer and      Financial Officer
                                 Chief            and Chief
                                 Accounting       Accounting Officer
                                 Officer          since February
                                                  2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               Annual Report | 139

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -----------------------------------
JIMMY D. GAMBILL (1947)          Vice President   Since February      Not Applicable           Not Applicable
500 East Broward Blvd.                            2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director of some of the other subsidiaries of
Franklin Resources, Inc.; and of 46 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President   Since 2006          Not Applicable           Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                              140 | Annual Report

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -----------------------------------
GALEN G. VETTER (1951)           Senior Vice      Since February      Not Applicable           Not Applicable
500 East Broward Blvd.           President and    2008
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN / (800) 342-5236 TO REQUEST THE SAI.


                              Annual Report | 141

Franklin Custodian Funds

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                              142 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama            Michigan(7)
Arizona            Minnesota(7)
California(8)      Missouri
Colorado           New Jersey
Connecticut        New York(8)
Florida            North Carolina
Georgia            Ohio(7)
Kentucky           Oregon
Louisiana          Pennsylvania
Maryland           Tennessee
Massachusetts(7)   Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

   FRANKLIN TEMPLETON INVESTMENTS
                                                        One Franklin Parkway
                                                        San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CUSTODIAN FUNDS

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF A2008 11/08



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are John B. Wilson and he is independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $354,500 for the fiscal year ended September 30, 2008 and $327,491 for the fiscal year ended September 30, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended September 30, 2008 and $46,000 for the fiscal year ended September 30, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $54,268 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $229,809 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $284,077 for the fiscal year ended September 30, 2008 and $46,000 for the fiscal year ended September 30, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANGERS OF CLOSE-END MANAGEMENT INVESTMENT COMPANIES.
N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS



By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  November 25, 2008